As filed with the Securities and Exchange Commission on January 17, 2023

Securities Act Registration No.

Investment Company Registration No. 811-23851

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No.

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No.

PW MULTI-STRATEGY INCOME FUND
(Exact Name of Registrant as Specified in the Charter)

6710 E. Camelback Rd, Suite 100,
Scottsdale, AZ 85251
(Address of Principal Executive Offices)

(602) 609-2193
(Registrant’s Telephone Number, Including Area Code)

Greg Stark

PW Advisors LLC

6710 E. Camelback Rd, Suite 100,
Scottsdale, AZ 85251
(Name and address of agent for service)

COPIES TO:

John J. Mahon, Esq.

Schulte Roth & Zabel LLP

901 Fifteenth Street, NW Suite 800

Washington, DC 20005

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED JANUARY 17, 2023

PROSPECTUS

[PWG LOGO]

PW Multi-Strategy Income Fund

CLASS A COMMON SHARES

CLASS I COMMON SHARES

CLASS T COMMON SHARES

The Fund. PW Multi-Strategy Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company that operates as an “interval fund.” The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation. The Fund seeks to achieve its investment objective primarily by investing in the securities of underlying funds and similar vehicles that are managed by third-party managers (each, an “Underlying Fund Manager”), especially those which are advised by [ ] (“[ ]”) or otherwise offered on the [ ] (“[ ]”) platform, and which utilize a diverse set of investment strategies in various real estate equity and debt strategies. PW Advisors LLC (the “Adviser”) will serve as the investment adviser to the Fund, and [ ] (“[ ]” or “Sub-Adviser,” and together with the Adviser, the “Advisers”) will serve as the sub-adviser to the Fund. The Fund seeks to provide exposure and streamline investor access to real estate investment vehicles (the “Underlying Funds”). The Fund is a Delaware statutory trust and intends to elect to be taxed as a “[ ]” (“[ ]”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”).

Securities Offered. The Fund currently intends to offer three classes of its shares of common stock: Class A Common Stock (“Class A Shares”), Class I Common Stock (“Class I Shares”), and Class T Common Stock (“Class T Shares” and together with the Class A Shares and Class I Shares, the “Common Stock,” and each share thereof, a “Share”). The Fund may offer additional classes of its Common Stock in the future. The Fund intends to rely on exemptive relief sought from the SEC which, if granted, would permit the Fund to issue multiple classes of shares with varying sales loads and asset based service and/or distribution fees. Until such exemptive relief is granted, the Fund will only offer Class I Shares to prospective investors.

Investment Advisers. PW Advisors LLC, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), will serve as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement with the Fund. The Adviser is wholly owned by [PWCo.] and was established in 2022. [ ], a registered investment adviser under the Advisers Act, will serve as the sub-adviser to the Fund. [ ] is an indirect majority-owned subsidiary of [ ].

Investment Objective. The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies. The Fund seeks to achieve its investment objective primarily by investing in a combination of Underlying Funds. The Underlying Funds are primarily sourced from two different pools: (1) the fund offerings of [ ], including certain individual real estate investments that have been selected by [ ], and (2) the Underlying Funds that comprise the NCREIF Fund Indexes – Open End Core Equity index (“ODCE”), an index that was created and is maintained by the National Council of Real Estate Investment Fiduciaries (“NCREIF”), a leading provider of investment performance indices and data for US commercial real estate properties. The Fund also expects to maintain a level of liquidity consistent with the requirements of the Investment Company Act of 1940, as amended (“1940 Act”). The Fund’s “liquid sleeve” may be invested in other strategies that may include cash, fixed income, or publicly listed securities, with the objective of providing a current return in excess of holding the liquid sleeve in cash or other short-term securities.

Investing in the Common Stock involves certain risks. See “Risks” beginning on page [ ] of this prospectus.

	Offering Price(1)		Maximum Sales Load			Proceeds to Fund(2)
Class A Common Stock, per share	$	[ ]		[5.75]	%	$	[ ]
Class I Common Stock, per share	$	[ ]		None		$	[ ]
Class T Common Stock, per share	$	[ ]		None		$	[ ]
Maximum Offering(3)	$	[ ]	$	[ ]		$	[ ]

(1)	The price per share shown will apply only to the initial sale of shares. Thereafter, each of Class A Shares, Class I Shares and Class T Shares will be continuously offered at our net asset value (“NAV”) per share, plus, in the case of Class A Shares, a maximum sales load of up to 5.75%, from which a dealer-manager fee of up to 0.75% of offering proceeds may also be paid. Holders of Class I Shares and Class T Shares are each not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class I Shares or Class T Shares to their selling agents. Investors should consult with their selling agents about the sales load and any additional fees or charges their selling agents might impose on each class of Shares. Information in the table reflects the initial offering price.

(2)	Offering and organizational expenses prior to the Fund commencing its offering of the Common Stock are estimated to be approximately $[ ]. The Adviser has agreed to absorb certain organizational and offering-related expenses (“O&O Expenses”) such that we shall only be required to reimburse the Adviser for aggregate O&O Expenses incurred and/or paid on our behalf in an amount equal to [ ]% ([ ] basis points) of the aggregate gross proceeds that we raise in connection with the offer and sale of our Shares (the “Reimbursement Limit”) until all of the O&O Expenses incurred and/or paid by the Adviser have been recovered; provided that the reimbursement of any O&O Expenses in excess of the then-current Reimbursement Limit shall be deferred until otherwise payable for a period of up to three years following the date on which such O&O Expenses were originally incurred and/or paid by the Adviser.

(3)	Assumes an offering of 100% Class A shares at the maximum sales load and dealer manager fee.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated [ ], 2023.

Repurchases. The Fund is an “interval fund,” a type of fund that, in order to provide liquidity to stockholders, has adopted a fundamental policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value. Subject to applicable law and approval of the Fund’s board of trustees (“Board of Trustees” or “Board”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase at least 5% of the Fund’s outstanding Shares at net asset value, which is the minimum amount permitted. The Fund expects the first repurchase offer to be issued within six months following effectiveness of the Fund’s registration statement. See “Repurchases” and “Risks—Repurchase Offers Risk.”

Leverage. The Fund may use leverage to enhance its returns and manage its liquidity needs within the levels permitted by the 1940 Act, including, without limitation, to meet repurchase requests and to provide it with temporary liquidity to acquire investments in Underlying Funds in advance of its receipt of redemption proceeds from an investment in another Underlying Fund. The Fund itself expects to use entity level debt (borrowings at the Fund level) and expects the Underlying Funds may further utilize property-level debt financing (mortgages on the Underlying Fund’s properties that are not recourse to the Underlying Fund except in extremely limited circumstances). The Fund is subject to the 1940 Act’s asset coverage requirement (the “Asset Coverage Requirement”), which requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. See “Leverage” and “Risks—Leverage Risk.”

Risks. Investing in the Fund involves a high degree of risk. In particular:

•	An investment in the Fund is suitable only for investors who can bear the risks associated with investments in the Underlying Funds and the various real estate equity and debt strategies which such Underlying Funds utilize, with potential limited liquidity. Even though the Fund will make quarterly repurchase offers for its outstanding Common Stock, investors should consider the Common Stock to be viewed as a long-term investment within a multi-asset personal portfolio and should not be viewed individually as a complete investment program.

•	Beginning with the end of the Fund’s first full calendar month of operations after the date of this prospectus, the Fund will seek to pay consistent [monthly] distributions at an attractive distribution yield to stockholders of record. The Fund intends to accrue and declare distributions [daily] and distribute them on a [monthly] basis. In addition, the Fund intends to distribute any net capital gains it earns from the sale of portfolio securities to stockholders no less frequently than annually; however, the Fund cannot guarantee that it will make distributions and the amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital, or offering proceeds.

•	Investors will pay offering and organizational expenses and, with regard to Class A Shares, a front-end sales load of up to 5.75%, from which a dealer-manager fee of up to 0.75% of the offering price may also be paid. Investors in Class I Shares and Class T Shares may be charged transaction or other fees directly by financial intermediaries. You will have to receive a total return at least in excess of these expenses to receive an actual return on your investment.

•	The Common Stock has no history of public trading and is not currently listed on a public exchange. There can be no guarantee that an organized secondary market will develop for the Fund’s shares, and if one does not develop, then liquidity for the Fund’s Common Stock will be provided only through quarterly repurchases of Common Stock at NAV per share of Common Stock.

•	There is no guarantee that an investor will be able to sell all the Common Stock that the investor desires to sell in a particular repurchase offer. An investor should consider an investment in the Fund to be illiquid. Investing in the Common Stock may be speculative and involves a high degree of risk, including the risks associated with leverage. See “Risks” below in this prospectus.

You should read this prospectus, which contains important information about the Fund that you should know, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated January [ ], 2023, as it may be amended (the “SAI”), containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, annual and semi-annual reports to stockholders (when available), and additional information about the Fund by calling ([ ]) [ ], by writing to the Fund at [ ], or visiting the Fund’s website [ ], when available. The information contained in, or accessed through, the Fund’s website is not part of this prospectus. You may also obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov.

The Fund’s Common Stock does not represent a deposit or obligation of and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

As permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual stockholder reports will not be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website [www. ], when available, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive stockholder reports and other communications from the Fund electronically by visiting the Fund’s website or by contacting your financial intermediary, such as a broker-dealer or bank. You may elect to receive all future reports in paper free of charge. If you own these Shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your stockholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your stockholder reports by calling ([ ]) [ ]. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through your financial intermediary.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

Website Disclosure

The Fund’s website at [www. ], when available, will contain additional information about the Fund, but the contents of the website are not incorporated by reference in or otherwise a part of this prospectus. From time to time, the Fund may use its website as a distribution channel for material Fund information.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the “SAI”), specially the information under the heading “Risks.”

The Fund	PW Multi-Strategy Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an “interval fund.” The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation. The Fund seeks to achieve its investment objective primarily by investing in the securities of underlying funds and similar vehicles that are managed by third-party managers (each, an “Underlying Fund Manager”), especially those which are advised by [ ] (“[ ]”) or otherwise offered on the [ ] (“[ ]”) platform, and which utilize a diverse set of investment strategies in various real estate equity and debt strategies. PW Advisors LLC (the “Adviser”) will serve as the investment adviser to the Fund, and [ ] (“[ ]” or “Sub-Adviser,” and together with the Adviser, the “Advisers”) will serve as the sub-adviser to the Fund. The Fund has been structured with the intent of providing exposure and streamlining investor access to real estate investment vehicles (the “Underlying Funds”). These Underlying Funds are those that invest in interests in real estate equity and debt, including mortgages and other interests therein, commonly through entities qualifying as real estate investment trusts (“REITs”). The Underlying Funds’ investments may be targeted in any one or more of the many sectors of the real estate market, including, but not limited to, the retail, office, multifamily, hospitality, industrial, residential, medical and self-storage sectors. The Fund seeks to provide access to investments that are generally unavailable to the investing public due to investor suitability restrictions, resource and operational requirements, and higher investment minimums, and aims to provide investors with exposure to underlying real estate investment opportunities with an institutional fee structure and the transparency of a fund registered under the 1940 Act. The Fund is a Delaware statutory trust and intends to elect to be taxed as a “[ ]” (“[ ]”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The words “we,” “us” and “our” refer to PW Multi-Strategy Income Fund, unless the context requires otherwise. See “The Fund.”

Benefits of Investing in Real Estate	Allocating a portion of your investment portfolio to Underlying Funds which invest in real estate may provide you with a steady source of income, portfolio diversification, a hedge against inflation and attractive risk-adjusted returns.

Market Opportunity

We believe that investments in private real estate can provide significant benefits to the portfolios of most investors. In general, real estate investments provide a combination of current income and capital appreciation over a market cycle. The Advisers aim to select a combination of Underlying Funds that they believe are optimized to deliver an attractive level of income to investors, emphasizing the income component of real estate investment. The Underlying Funds, in turn, seek to maximize the risk-adjusted returns of their individual real estate investments, whether through investing in particular sectors or markets with attractive fundamentals, or by pursuing value-added strategies at individual properties. Through a combination of Underlying Funds and thoughtful portfolio construction by the Advisers, we believe that we can generate attractive absolute and relative total returns with a substantial income component.

We believe our investment strategies are attractive for the following reasons:

•       Investors are intensifying their search for yield, while attempting to diversify their exposure away from traditional fixed income. Real estate, especially in a portfolio optimized for income, can provide an additional option for such investors.

•       We enable investors to execute a real estate income investment strategy within a single investment. The Fund will consistently be actively managed for income, not only through the selection of the Underlying Funds, but also through the allocation among them.

•        The Fund may invest in Underlying Funds that pursue private real estate strategies investing in both equity and debt, providing a broader range of options to generate income than funds that limit their investment to real estate equity strategies only.

Who May Want to Invest

Investors should consider their financial situations and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. A prospective investor should invest in the Fund only if the investor can sustain a complete loss of its investment.

Barriers to investing in real estate can be high, which has in the past curbed broad-based participation in the asset class. These include high capital requirements and complex, relatively illiquid transactions. The Fund may be an appropriate investment for long-term investors who are seeking:

•        a portfolio of Underlying Funds which invest in high quality real estate and real estate debt across a variety of sectors, with the transparency of a registered investment company;

•       the operating cash flow, capital appreciation and portfolio diversification benefits that real estate can offer; and

•        the opportunity for attractive current distributions through a tax-efficient structure and the potential for long-term capital appreciation.

Investment Objective	The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies

The Fund seeks to achieve its investment objective primarily by investing in a combination of Underlying Funds. The Underlying Funds are primarily sourced from two different pools. The first pool is the fund offerings of [ ] (such fund offerings, the “[ ] Underlying Funds”). In addition, the fund may invest from time to time in individual real estate investments that have been selected by [ ]. [ ]’s offerings span both real estate equity and real estate debt (primarily through [ ]’s subsidiary, [ ]). The primary benefit of this “rational architecture” approach of limiting the universe of Underlying Funds is that the Adviser has deep insight into the Underlying Funds, consistent with the insights [ ] provides to its largest and most important strategic investors. In addition, the Fund may invest from time to time in individual real estate investment opportunities that have been sourced and vetted by [ ], and may also have the opportunity to request bespoke investment strategies or exposures that will allow the Adviser greater latitude to achieve the Fund’s objectives. In addition, the rational architecture approach limits the amount of resources the Fund needs to expend on manager research to cover a broader universe, lowering the cost of the Fund for investors relative to other funds that require a more extensive internal or external manager research capability.

The second pool is the Underlying Funds that comprise the NCREIF Fund Indexes – Open End Core Equity index (“ODCE”). ODCE is an index that was created and is maintained by the National Council of Real Estate Investment Fiduciaries (“NCREIF”), a leading provider of investment performance indices and data for US commercial real estate properties. The Fund expects to invest a portion of its assets in a strategy managed by [ ] that invests in a combination of Underlying Funds which compose ODCE that our Advisers believe provides an attractive current yield. This ODCE strategy complements the exposures gained through investment in the [ ] Underlying Funds, while providing additional diversification and liquidity to the Fund as a whole.

Finally, the Fund expects to maintain a level of liquidity consistent with the requirements of the 1940 Act. As discussed below, this “liquid sleeve” may be invested in other strategies that may include cash, fixed income, or publicly listed securities, with the objective of providing a current return in excess of holding the liquid sleeve in cash or other short-term securities.

The principal elements of our Advisers’ investment strategy include: (i) allocating our assets across Underlying Funds; (ii) seeking to manage our investment level and liquidity using the Advisers’ commitment strategy; and (iii) seeking to manage risk through ongoing monitoring of our portfolio.

Pending investment in portfolio assets consistent with our investment objective and strategies, our “liquid sleeve” may consist of cash, cash-equivalents, U.S. government securities, money market funds, repurchase agreements, or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments.

Although not a principal investment strategy, the Fund may invest up to 15% of its assets in private funds employing hedging strategies (commonly known as “hedge funds,” i.e., investment funds that would be investment companies but for the exemptions under Rule 3(c)(1) or 3(c)(7) under the 1940 Act). Among other things, the hedge funds may invest in U.S. and non-U.S. equity and debt securities and may engage in leverage, short selling and derivative transactions. Hedge funds typically offer their securities privately without registration under the Securities Act of 1933, as amended (the “Securities Act”), in large minimum denominations (often at least $1 million) to a limited number of high net worth individual and institutional investors hedge funds that are not registered as investment companies under the 1940 Act pursuant to an exemption from registration under the 1940 Act.

The Fund may enter into one or more lines of credit for purposes of, without limitation, investment purchases, to meet repurchase requests and for other liquidity measures, subject to the limitations of the 1940 Act on borrowings.

For a more complete discussion of the Fund’s portfolio composition, see “Investment Objective and Strategies.”

The Offering

The Fund currently intends to offer three classes of its shares of common stock: Class A Common Stock (“Class A Shares”), Class I Common Stock (“Class I Shares”), and Class T Common Stock (“Class T Shares” and together with the Class A and Class I Shares, the “Common Stock”). The Fund may offer additional classes of its Common Stock in the future. The Fund intends to rely on exemptive relief sought from the SEC which, if granted, would permit the Fund to issue multiple classes of shares with varying sales loads and asset-based service and/or distribution fees. Until such exemptive relief is granted, the Fund will only offer Class I Shares to prospective investors.

The initial offering price per share will be $[ ], and thereafter, each of Class A Shares, Class I Shares and Class T Shares will be continuously offered at our net asset value (“NAV”) per share, plus, in the case of Class A Shares, a maximum sales load of up to 5.75%, from which a dealer-manager fee of up to 0.75% of offering proceeds may also be paid. Holders of Class A Shares, Class I Shares, and Class T Shares have equal rights and privileges with each other, except that Class I Shares and Class T Shares do not pay a sales load or dealer manager fees. See “—Ongoing Distribution and Servicing Fees” and “Summary of Fund Expenses” for information on servicing and distribution fees. Class I Shares are Class T Shares are each not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class I or Class T Shares to their selling agents. Investors should consult with their selling agents about the sales load and any additional fees or charges their selling agents might impose on each class of Shares.

The Fund reserves the right to reject a purchase order for any reason.

Investment Adviser and Sub-Adviser

PW Advisors LLC, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), will serve as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement with the Fund. The Adviser is wholly owned by [PWCo.] and was established in 2022.

The Adviser believes that real estate investments can provide significant benefits to investor portfolios. Many investors have not adopted an allocation to real estate, whether due to the perceived complexity of the asset class, the typically onerous subscription processes, or a lack of guidance as to how to use real estate in investor portfolios.

The Adviser is seeking to enable more investors to adopt real estate by providing products optimized for a particular characteristic of real estate (income in the case of the Fund) that utilize all of the portfolio management tools available to attempt to achieve the product’s investment objective. Further, the Adviser focuses on providing investors and their professional advisors with guidance and strategies for the effective use of [PWCo.]’s products.

Taken together, the Adviser believes these elements will allow more investors to capture the potential investment benefits of adding real estate to their portfolios.

[ ], a registered investment adviser under the Advisers Act, will serve as the sub-adviser to the Fund pursuant to the terms of a sub-advisory agreement with the Fund (the “Sub-Advisory Agreement”). [ ] is an indirect majority-owned subsidiary of [ ].

Investment Advisory and Sub-Advisory Agreements

The Fund and the Adviser have entered into an investment advisory agreement pursuant to which the Adviser is entitled to receive a management fee (the “Management Fee”). The Adviser will, in turn, pay the Sub-Adviser a sub-adviser management fee (the “Sub-Adviser Management Fee”) for services provided under the Sub-Advisory Agreement. Each of the Management Fee and the Sub-Adviser Management Fee will equal the Management Fee Rate and Sub-Adviser Management Fee Rate (as described below), respectively, multiplied by the net assets of the Fund as of the end of each calendar month, in the case of the Management Fee, and quarter, in the case of the Sub-Adviser Management Fee.

The “Management Fee Rate” means [0.85]% per annum.

The “Sub-Adviser Management Fee Rate” means [0.30]% per annum.

The Management Fee will be calculated monthly and paid quarterly in arrears. The Sub-Adviser Management Fee will be calculated and paid quarterly in arrears. Management Fees and Sub-Adviser Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter.

The Advisers will not be entitled to receive any other advisory fees (including any incentive fee) under our advisory agreement or the Sub-Advisory Agreement, other than the Management Fee and the Sub-Adviser Management Fee, respectively.

See “Management of the Fund—Investment Advisory and Sub-Advisory Agreements and Fees.”

Investment Process

Our Adviser, working closely with our Sub-Adviser and in consideration of its recommendations, will use both a quantitative screening process and a qualitative selection process when selecting Underlying Funds in which we might invest. Our Adviser’s investment approach is rooted in the belief that real estate fundamentals, values and returns are highly dependent on macroeconomic conditions, business and consumer preferences and demographic trends. Our Advisers believe that real estate valuations have diverged significantly across different asset classes, markets and geographies, making theme identification, market selection, asset selection and portfolio construction key to generating attractive real estate returns over the long term.

Our Advisers take a thematic approach to investing, seeking to identify high-conviction themes and investing strategies that we believe benefit from a combination of cyclical and/or secular demand trends or market features and may result in attractive risk-adjusted returns. Our Advisers’ research-driven approach to theme and strategy development leverages their respective investment personnel’s knowledge of the broader real estate ecosystem to develop and refine its investment themes. Our Advisers believe that their access to differentiated industry expertise and deep global relationships and networks positions our Advisers to identify attractive demographic and industry trends that affect real estate fundamentals.

Our Advisers have a research-intensive approach to developing investment themes and strategies, utilizing proprietary resources and data, industry research and its deep industry relationships. Proactively identifying these themes and strategies allows our Advisers to develop in-depth industry expertise, establish deep industry relationships and guide intermediary relationships to opportunities where our Advisers are most convicted and can move expediently. This approach is designed to result in a highly selective and targeted method to selecting appropriate Underlying Funds in which to invest.

The Advisers also have broad-reaching relationships with a variety of Underlying Fund Managers, which may provide the Fund with access to valuable and proprietary insights and information to support the analysis and evaluation of investment opportunities in Underlying Funds.

The Advisers consider industry, geography, investment stage, vintage, and fund manager in selecting assets for the Fund’s portfolio.

Upon the establishment of the top-down targeted investment themes and strategies, our Advisers then seek to source actionable investment opportunities in Underlying Funds within the parameters of each theme or strategy to perform a detailed bottoms-up fundamental due diligence review of each investment opportunity, including:

•        understanding the underlying macro- and micro-economic fundamentals that drive the cash flow generating capacity of a real estate portfolio, including a stringent evaluation of the market in which properties are located, such as local supply constraints, the quality and nature of the local workforce and prevailing local real estate values;

•        performing a fundamental analysis of the Underlying Fund and the properties in which such Underlying Funds invest, including its operating performance and the asset’s overall competitive position in its market;

•       understanding leasing market conditions affecting the underlying real estate in which the Underlying Funds invest;

•        ensuring the Underlying Fund Managers complete physical inspections of the underlying properties in which the Underlying Funds invest and/or commissioning/review of third-party reports, including appraisals, engineering reports and environmental reports;

•        evaluating the appropriateness of estimated costs and timing associated with capital improvements of properties where applicable;

•        completing detailed modeling of the cash flow in place and projected to be in place for an Underlying Fund’s portfolio of properties;

•        in the case of single-tenant investments, evaluating the criticality of the real estate to the tenant’s operations and the Underlying Funds’ respective ability to release upon a tenant departure;

•        performing detailed credit analysis on the financial health of key tenants;

•       Ensuring the Underlying Fund Managers have completed legal review of all leases and major contracts, including terms of expense reimbursements where applicable and identifying any legal risks and potential mitigants;

•        identifying the appropriate capital structure to support the investment thesis and business plans;

•        in the case of equity investments, structuring the proper incentives and governance structure with our operating partners and management teams or, in the case of debt investments, evaluating the operating expertise and financial strength of the sponsor and borrower;

•        completing a valuation of the investment, including the investment basis relative to its value and the ability to liquidate the investment through a sale or refinancing of the underlying asset;

•       in the case of debt investments, reviewing the overall structure of the investment and rights in the collateral documentation; and

•       assessing any stakeholder issues affecting the real estate presently held by an Underlying Fund.

Each investment opportunity in an Underlying Fund is thoroughly screened and discussed throughout the evaluation process with the Advisers.

The Advisers strive to maintain robust processes and accountability to ensure they make well-informed investment decisions, allocate capital effectively, actively engage in key decisions impacting operational value creation, rigorously monitor investments, and, when relevant, exit prudently. Success requires sophisticated internal processes that continuously test the Advisers’ performance and leverage the collective skills, experience, and resources across each firm.

Our Sub-Adviser has additionally developed proprietary processes and procedures for managing the Fund based on best practices with respect to the Underlying Funds which we intend to target and based on the experience of its professionals in investing in private equity real estate funds. The Sub-Adviser has developed an allocation model that tracks potential Underlying Funds and assigns them weightings based on a variety of factors that the Sub-Adviser believes are relevant in comparing Underlying Funds.

Repurchases

The Fund is an “interval fund,” a type of fund that, in order to provide liquidity to stockholders, has adopted a fundamental policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase at least 5% of the Fund’s outstanding Shares at net asset value, which is the minimum amount permitted. The Fund expects the first repurchase offer to be issued within six months following effectiveness of the Fund’s registration statement.

Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to stockholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which stockholders can tender their Common Stock in response to a repurchase offer) (the “Repurchase Request Deadline”). [The Fund expects to charge a repurchase fee of up to 2.00% on shares of Common Stock accepted for repurchase that have been held for less than one year.] This repurchase fee is retained in part to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Common Stock, thus allocating estimated transaction costs to the stockholder whose Common Stock is being repurchased. The Fund may reduce, or modify the amount of, a repurchase fee at any time. The Fund will provide advance notice to stockholders of any such modification of the repurchase fee. The Fund may also waive or reduce a repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs. The Common Stock has no history of public trading and is not currently listed on a public exchange. There can be no guarantee that a secondary market for the Fund’s Common Stock will develop. Accordingly, you may not be able to sell your shares of Common Stock when and/or in the amount that you desire. Investors should consider our Common Stock to be an illiquid investment. Thus, our Common Stock is appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and stockholders to special risks For more information concerning repurchases, see “Risks—Liquidity Risk” and “Repurchases.”

Leverage

The Fund may use leverage to enhance our returns and manage our liquidity needs within the levels permitted by the 1940 Act, including, without limitation, to meet repurchase requests and to provide us with temporary liquidity to acquire investments in Underlying Funds in advance of its receipt of redemption proceeds from an investment in another Underlying Fund. The Fund itself expects to use entity level debt (borrowings at the Fund level) and expects the Underlying Funds may further utilize property-level debt financing (mortgages on the Underlying Fund’s properties that are not recourse to the Underlying Fund except in extremely limited circumstances). See “Risks—Recourse Financings Risk.” Property-level debt will be incurred by operating entities held by the Underlying Fund and secured by real estate owned by such operating entities. If an operating entity were to default on a loan, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to other assets of the Underlying Fund or its subsidiaries, if any. The Underlying Fund may also incur its own entity-level debt, including unsecured and secured credit facilities from certain financial institutions and other forms of borrowing.

The 1940 Act’s asset coverage requirement (the “Asset Coverage Requirement”) requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. Our borrowings will at all times be subject to the Asset Coverage Requirement. Leverage is generally considered a speculative technique. To the extent we use leverage in connection with our investment activities, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in our Shares. See “Leverage” and “Risks—Leverage Risk.”

The Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including the Advisers’ outlook for the market and the costs that the Fund would incur as a result of such leverage. There is no assurance that the Fund’s leveraging strategy will be successful.

Distributions

Beginning with the end of the Fund’s first full calendar month of operations after the date of this prospectus, the Fund will seek to pay consistent [monthly] distributions at an attractive distribution yield to stockholders of record. The Fund intends to accrue and declare distributions [daily] and distribute them on a [monthly] basis. In addition, the Fund intends to distribute any net capital gains it earns from the sale of portfolio securities to stockholders no less frequently than annually. Net short-term capital gain distributions may be paid more frequently. The Fund intends to make distributions necessary to maintain its qualification as a [ ]. See “Distributions.”

Cash distributions to holders of our Common Stock will automatically be reinvested under our distribution reinvestment plan (the “DRIP”) in additional whole and fractional shares unless you elect to receive your distributions in cash. Investors may terminate their participation in the DRIP with prior written notice to us. Under the DRIP, stockholders’ distributions are reinvested in Common Stock of the same class of Common Stock owned by the stockholder for a purchase price equal to the NAV per share (for the class of Common Stock being purchased) on the date that the distribution is paid. See “Distribution Reinvestment Plan.”

Expenses and Reimbursement

Subject to the terms and conditions outlined in this prospectus, we will bear all fees, costs and expenses incurred in connection with our operation, administration, and transactions that are not specifically assumed by the Adviser pursuant to the advisory agreement, including any charges, allocations and fees to which we are subject as an investor in the Underlying Funds. We will also bear certain ongoing offering costs associated with our continuous offering of Shares. By investing in the Underlying Funds, we will indirectly bear our pro rata share of the expenses incurred in the business of the Underlying Funds, including any fees or expenses that Underlying Fund Managers may pay to hire third-party or affiliated property managers at prevailing market rates to perform management and specialized services for the Underlying Funds’ real estate investments. There will be no direct or indirect payments from the Underlying Fund Managers to the Advisers or to any third party, pursuant to any agreement or understanding, that are used to offset any of our expenses.

We have entered into an operating expense limitation agreement (the “Operating Expense Limitation Agreement”) with the Adviser, whereby the Adviser has agreed to absorb our operating expenses (excluding non-administrative expenses incurred by us, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) the Management Fee charged by the Adviser pursuant to the Investment Advisory Agreement) (“Operating Expenses”) that exceed [0.50]% of our net assets (the “Expense Limitation”), as determined as of the end of such calendar quarter, at the end of the Limitation Period (as defined below). The Limitation Period refers to the period during the calendar year commencing [ ], 2023. Such reimbursements will only be made to the extent doing so would not cause the Fund to incur expenses in excess of the Expense Limitation in effect at the time such expenses were initially waived, or the current Expense Limitation then in effect at the time reimbursement is sought. We have agreed to carry forward for a period not to exceed three years from the end of the Limitation Period (the “Subsequent Reimbursement Period”), which will not exceed three years from the end of the Limitation Period, any Operating Expenses in excess of the Expense Limitation incurred during the Limitation Period that the Adviser (or an affiliate of the Adviser) pays or assumes pursuant to the Operating Expense Limitation Agreement (“Excess Operating Expenses”), and to reimburse the Adviser (or an affiliate of the Adviser, as appropriate) in the amount of such Excess Operating Expenses. We have additionally entered into a written expense limitation agreement with the Adviser (the “O&O Expense Limitation Agreement”) under which it has agreed to limit certain organizational and offering-related expenses (“O&O Expenses”) such that we shall only be required to reimburse the Adviser for aggregate O&O Expenses incurred and/or paid on our behalf in an amount equal to [ ]% ([ ] basis points) of the aggregate gross proceeds that we raise in connection with the offer and sale of our Shares (the “Reimbursement Limit”) until all of the O&O Expenses incurred and/or paid by the Adviser have been recovered; provided that the reimbursement of any O&O Expenses in excess of the then-current Reimbursement Limit shall be deferred until otherwise payable for a period of up to three years following the date on which such O&O Expenses were originally incurred and/or paid by the Adviser.

For a more complete discussion of the Fund’s expenses and reimbursement arrangements, see “Summary of Fund Expenses.”

Administrator	PW Advisors LLC will also serve as the Fund’s administrator (in such capacity, the “Administrator”). Our Administrator provides, or arranges for the provision of, the administrative services necessary for us to operate. In accordance with the Administration Agreement (the “Administration Agreement”), we have agreed to reimburse the Administrator for the expenses it incurs on our behalf in connection with providing such administrative services, including our allocable portion of the salaries of any administrative personnel retained by the Administrator that provide services to us, as well as the allocable portion of overhead, including rent, attributable to such administrative personnel. In addition, we will reimburse any affiliate of the Administrator (including the Sub-Adviser, if not the Administrator) for any fees, costs and expenses incurred by such affiliate on behalf of the Administrator in connection with the Administrator’s provision of services to us under the Administration Agreement. The Administrator may provide us such administrative services directly, or engage one or more third-party administrators to provide us such administrative services on its behalf. We expect to engage [ ] as a third-party administrator to the Fund.

Independent Valuation Advisor	The valuation of our investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Funds, which is typically expected to occur on a quarterly basis. Such valuations provided by the Underlying Funds will in turn be used in the calculation of our NAV per share. [ ] will assist the Advisers in determining the estimated values of our portfolio holdings for which market quotations are not readily available, if any, and the Administrator will use the estimated values provided, as well as inputs from other sources in its calculation of our daily NAV per share.]

Custodian and Transfer Agent	[ ] will serve as the Fund’s custodian. [ ] will serve as the Fund’s transfer agent (the “Transfer Agent”). See “Custodian and Transfer Agent.”

Distributor	PW Distributors LLC (the “Distributor”) is the principal underwriter and distributor of the Class A Shares, Class I Shares and Class T Shares, and serves in that capacity on a best efforts basis, subject to various conditions. Other broker-dealers (“Selling Agents”) may be appointed by the Distributor to assist in the sale of the Fund’s Common Stock on a best efforts basis. See “Plan of Distribution.”

Sales Load and Dealer Manager Fees

Class A Shares are subject to a sales load of up to 5.75% of the total purchase price per Class A Share, from which a dealer manager fee of up to 0.75% of the total purchase price may be paid.

Sales loads may be reduced for certain categories of purchasers and for volume discounts, as disclosed in this prospectus. The Selling Agents may, in their sole discretion, reduce or waive the sales load on a non-scheduled basis in individual cases.

The Distributor may reallow sales loads and dealer manager fees to participating broker-dealers. No sales load or dealer manager fee will be paid with respect to purchases of Class I or Class T Shares or any Common Stock sold pursuant to the DRIP. Selling Agents typically receive the sales load with respect to the Class A Shares purchased by their stockholders. Investors should consult with their Selling Agent about the sales load and any additional fees or charges their Selling Agent might impose on each class of shares.

Ongoing Distribution and Servicing Fees	Participating broker-dealers will receive ongoing distribution and servicing fees (a) of 0.25% of NAV per annum for Class A Shares (consisting of a 0.25% stockholder servicing fee (the “Servicing Fee”)), and (b) 0.75% of NAV per annum for Class T Shares (consisting of a 0.75% distribution fee (the “Distribution Fee”), in each case payable monthly. No ongoing distribution and servicing fees will be paid with respect to Class I Shares.

Unlisted Closed-End Fund Structure; Limited Liquidity	The Fund does not currently intend to list its Common Stock for trading on any securities exchange or any other trading market in the near future. There is currently no secondary market for its Common Stock and the Fund does not expect any secondary market to develop for its Common Stock. Stockholders of the Fund are not able to have their Common Stock redeemed or otherwise sell their Common Stock on a daily basis because the Fund is an unlisted closed-end fund. An investment in the Fund is suitable only for investors who can bear the risks associated with private market investments with potential limited liquidity of the Common Stock as described in “Repurchases” above.

Minimum Investment	Generally, the minimum initial investment is $2,500 for Class A Shares, $25,000 for Class T Shares, and $1,000,000 for Class I Shares. There is no minimum subsequent investment requirement for any class of Common Stock. Additional purchases pursuant to the DRIP are not subject to a minimum purchase amount. The minimum investment for a class of Shares can be modified or waived in the sole discretion of the Fund or the Distributor, including for certain financial firms that submit orders on behalf of their customers, the Fund’s officers and trustees and certain employees of our Adviser, including its affiliates, vehicles controlled by such employees and their extended family members. See “Plan of Distribution—How to Purchase Common Stock.”

Investor Suitability

An investment in the Common Stock is most suitable for investors who seek to diversify their personal portfolios with a real estate-based investment and seek to receive current income and obtain the benefits of potential long-term capital appreciation from real estate as an asset class. An investment in the Common Stock is least suitable for persons who require liquidity or guaranteed income.

Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objective and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

An investment in the Fund involves a considerable amount of risk. It is possible that you may lose part or all of your investment in the Fund. An investment in the Fund is suitable only for investors who can bear the risks associated with private market investments with potential limited liquidity of the Common Stock. The Common Stock should be viewed as a long-term investment within a multi-asset personal portfolio and should not be viewed individually as a complete investment program.

Class A Shares and Class T Shares are available to the general public through Selling Agents and other financial intermediaries that offer such share class. Class I Shares are generally available for purchase only [(1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class I shares, (3) by endowments, foundations, pension funds and other institutional investors, (4) by our executive officers and directors and their immediate family members as well as officers and employees of either Adviser or their respective affiliates and their immediate family members, and, if approved by the Board, joint venture partners, consultants or other service providers, or (5) other categories of investors that we name in an amendment or supplement to this prospectus.]

Term	The Fund’s term is perpetual, though the Fund can be terminated under the terms of the Fund’s organizational documents.

Summary of Risks

Investing in the Fund involves risks, including the risk that a stockholder may receive little or no return on his or her investment or that a stockholder may lose part or all of his or her investment. Investment in the Fund further exposes stockholders to the risks associated with investments in the Underlying Funds and the various real estate equity and debt strategies which such Underlying Funds utilize, including, but not limited to, the risk that portfolio investments do not succeed, as well as the risks of limited diversification, leverage, limited liquidity, and uncertain valuations. The Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Risks.”

Stockholders should consider carefully the following principal risks before investing in the Fund:

No Prior History of Operations. The Fund is a newly organized, non-diversified, closed-end management investment company with no prior operating history. As a result, prospective investors have no prior track record or history on which to base their investment decision.

Start-Up Risk. The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our Shares could decline substantially. Investments in early-stage funds such as the Fund may involve greater risks than those generally associated with investments in more established investment vehicles For instance, less established investment vehicles tend to have smaller capitalizations and fewer resources and, therefore, are often more vulnerable to financial failure.

Investment and Market Risk. An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. Your investment in Common Stock represents an indirect investment in the Underlying Funds and other assets owned by the Fund, as well as, by extension, an indirect investment in the assets owned by such Underlying Funds, and the value of these assets will fluctuate, sometimes rapidly and unpredictably. Such investment is subject to investment risk, including the possible loss of the entire principal amount invested. The Fund will be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Underlying Funds invest or operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers.

Availability of Investment Opportunities Risk. The business of identifying and structuring investments in Underlying Funds of the types we contemplate is competitive, and involves a high degree of uncertainty. The availability of investment opportunities in Underlying Funds generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that we will be able to identify and complete attractive investments in Underlying Funds in the future or that we will be able to fully invest our subscriptions. Similarly, identification of attractive investment opportunities by Underlying Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Underlying Fund Manager, an Underlying Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Other investment vehicles sponsored, managed, or advised by the Advisers and their affiliates may seek investment opportunities in Underlying Funds similar to those we may be seeking. The Advisers will allocate fairly between us and such other investment vehicles any investment opportunities that may be appropriate for us and such other investment vehicles.

Temporary Investments Risk. Pending investment in investments consistent with our investment objective and strategies, our investments may consist of cash, cash-equivalents, U.S. government securities, money market funds, repurchase agreements, or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. There is no percentage restriction on the proportion of our assets that may be invested in such temporary investments. We may have a higher portfolio turnover with respect to such temporary positions as positions are sold to provide cash in order to fund investments in Underlying Funds or capital calls under existing commitments to Underlying Funds. We may maintain or expand the size of our temporary positions where necessary in order to, among other reasons, manage liquidity in connection with a share repurchase program.

Multiple Fees Risk. Investors in the Fund will bear two layers of fees and expenses: the asset-based fees and expenses at the Fund level, and asset-based fees, carried interests or incentive allocations (which are a share of an Underlying Fund’s returns which are paid to the Underlying Fund Manager) and fees and expenses at the Underlying Fund level.

Information Risk. Investors in the Fund will have no right to receive information about Underlying Funds or Underlying Fund Managers, and will have no recourse against Underlying Funds or their Underlying Fund Managers. We are subject to the risk that an Underlying Fund may not provide information sufficient to facilitate the assessment of whether the Fund qualifies as a [ ] under the Code. We intend to qualify as a [ ], but may be subject to tax liabilities if we fail to so qualify.

Distributions Risk. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

Liquidity Risk. The Fund is designed primarily for long-term investors and an investment in the Fund’s Common Stock should be considered illiquid. The Common Stock has no history of public trading and is not currently listed on a public exchange. There can be no guarantee that an organized secondary market will develop for the Fund’s shares, and if one does not develop, then liquidity for the Fund’s Common Stock will be provided only through quarterly repurchases of Common Stock at NAV per share of Common Stock. Stockholders may not be able to sell their Common Stock at a favorable price or in such amounts as the stockholders may desire.

Reliance on the Advisers and Investment Professionals. The success of the Fund will depend on the ability of the Advisers and their respective affiliates to identify and consummate suitable investments and to, when relevant, exit investments of the Fund prudently.

Delay in Use of Proceeds Risk. Although the Fund currently intends to invest the proceeds from any sale of the Common Stock offered hereby within three months from receipt thereof, such investments may be delayed if suitable investments in Underlying Funds are unavailable at the time. Delays which the Fund encounters in the selection, due diligence and acquisition of investments would likely limit its ability to pay distributions and lower overall returns.

Best Efforts Offering Risk. This offering is being made on a “best efforts” basis, meaning the Distributor and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to sell any of the shares. If we are unable to raise at least a minimum of $25 million in net proceeds, after expenses, in this offering, we expect to promptly return all subscription payments received from investors as of such date and will stop offering Shares. In the event of the liquidation, dissolution or winding up of the Fund, stockholders are entitled to receive the then-current NAV per share of the assets legally available for distribution to the Fund’s stockholders, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon.

Competition Risk. Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. In acquiring its target assets, the Fund will compete with a variety of institutional investors, including specialty finance companies, public and private funds (including other funds managed by the Advisers), REITs, commercial and investment banks, commercial finance and insurance companies and other financial institutions.

Non-Diversification Risk. As a non-diversified investment company, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by events impacting a single investment, geographic location, security or investment type. Additionally, an Underlying Fund may focus on a particular industry, sector within the real estate industry, or geographic location, which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if the investments had been made in a broader range of industries, sectors or geographic locations.

Illiquid Investment Risk. Many of the Fund’s and the Underlying Funds’ investments will be illiquid, including the Underlying Funds’ real estate investments. A variety of factors could make it difficult for the Fund or the Underlying Funds to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s stockholders. The Fund cannot predict whether it will be able to sell any asset for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund.

Real Estate Investment Risk. The Fund’s investments in Underlying Funds will be subject to the risks typically associated with real estate, including but not limited to:

•	local, state, national or international economic conditions, including market disruptions caused by regional concerns, political upheaval, sovereign debt crises and other factors;
•	lack of liquidity inherent in the nature of the asset;
•	reliance on tenants/operators/managers to operate their businesses in a sufficient manner and in compliance with their contractual arrangements with the Underlying Funds;
•	ability and cost to replace a tenant/operator/manager upon default;
•	property management decisions;
•	property location and conditions;
•	property operating costs, including insurance premiums, real estate taxes and maintenance costs;
•	competition from comparable properties;
•	the occupancy rate of, and the rental rates charged at, the properties;
•	the ability to collect on a timely basis all rent;
•	the effects of any bankruptcies or insolvencies;
•	changes in interest rates and in the availability, cost and terms of mortgage financing;
•	changes in governmental rules, regulations and fiscal policies;
•	cost of compliance with applicable federal, state, and local laws and regulations;
•	acts of nature, including earthquakes, hurricanes and other natural disasters;
•	the potential for uninsured or underinsured property losses; and
•	other factors which are beyond the Fund’s and the Underlying Funds’ control.

Epidemics and Pandemics Risk. Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID-19 (the “Coronavirus”). In December 2019, an initial outbreak of the Coronavirus was reported in Hubei, China. Since then, a large and growing number of cases have been confirmed around the world. The Coronavirus outbreak has resulted in numerous deaths and the imposition of both local and more widespread “work from home” and other quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale. The World Health Organization has declared the Coronavirus outbreak a pandemic. The ongoing spread of the Coronavirus has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. The operations of Advisers (including those relating to the Fund) could be adversely impacted, including through quarantine measures and travel restrictions imposed on the Advisers’ personnel or service providers based or temporarily located in affected countries, or any related health issues of such personnel or service providers. Any of the foregoing events could materially and adversely affect the Fund’s ability to source, manage and divest its investments and its ability to fulfill its investment objective. Similar consequences could arise with respect to other comparable infectious diseases.

Commercial Real Estate Industry Risk. To the extent the Fund invests in Underlying Funds which in turn invest in commercial real estate opportunities, the Fund’s business and operations will be dependent on the commercial real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause the Underlying Funds, and by extension the Fund, to experience an increase in the number of commercial real estate investments that result in losses, including delinquencies, non-performing assets and a decrease in the value of the property or, in the case of traded real estate-related securities, collateral which secures its investments, all of which could adversely affect the Underlying Funds’ results of operations.

Joint Venture Risk. The Fund may in the future enter into joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment. In addition, disputes between the Fund and its joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and trustees from focusing their time and efforts on the Fund’s business. The Fund may at times enter into arrangements that provide for unfunded commitments and, even when not contractually obligated to do so, may be incentivized to fund future commitments related to its investments.

Recourse Financings Risk. In certain cases, financings for the Underlying Funds’ real estate properties may be recourse to the Underlying Fund. Lenders customarily require that a creditworthy parent entity enter into so-called “recourse carveout” guarantees to protect the lender against certain bad-faith or other intentional acts of the borrower in violation of the loan documents. A “bad boy” guarantee typically provides that the lender can recover losses from the guarantors for certain bad acts, such as fraud or intentional misrepresentation, intentional waste, willful misconduct, criminal acts, misappropriation of funds, voluntary incurrence of prohibited debt and environmental losses sustained by lenders. The “bad boy” guarantees adopted by the Underlying Funds in which we invest could apply to actions of the joint venture partners associated with such investments. While the Advisers expect that the Underlying Fund Managers will negotiate indemnities from such joint venture partners to protect against such risks, there remains the possibility that the acts of such joint venture partner could result in liability to the Underlying Funds under such guarantees and, by extension, could negatively impact the performance of the Fund.

Valuation Risk. [The Board is responsible for the valuation process and has delegated the supervision of the [daily] valuation process to the Adviser. Our Board has adopted policies and procedures for determining the fair value of the Fund’s assets[, and has delegated responsibility for applying the valuation policies to the Adviser, subject to oversight by the Board.] The valuation procedures adopted by our Board provide that [the Adviser] will value our investments in Underlying Funds at fair value. We expect that the fair value of such investments will ordinarily be the capital account value of our interest in the Underlying Fund as provided by the relevant Underlying Fund Manager as of or prior to the valuation date, though that value may be adjusted for any other relevant information available at the time [the Adviser] values our portfolio. We expect that a substantial majority of the Underlying Funds in our portfolio with be interests for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology, or that provides a valuation or methodology that, in the judgment of our Advisers or Board, does not represent fair value. The valuation methodologies used to value the Fund’s assets will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Advisers and the Fund’s independent valuation advisors. Rapidly changing market conditions or material events may not be immediately reflected in our daily NAV.

Risks Related to Specific Commercial Real Estate Property Types. The Fund intends to invest in Underlying Funds that invest in a variety of commercial real estate property types, which may expose the Fund to risks.

Prime Single Tenant Risk. The Underlying Funds depend on their tenants for revenue, and therefore the Fund’s revenue is dependent on the success and economic viability of the Underlying Funds’ tenants. Certain of the Underlying Funds’ investments in properties are expected to be leased out to single tenants that the Underlying Fund Manager believes have favorable credit profiles and/or performance attributes supporting highly visible long-term cash flows. Adverse impacts to such tenants, businesses or operators, including as a result of changes in market or economic conditions, natural disasters, outbreaks of an infectious disease, pandemic or any other serious public health concern, political events or other factors that may impact the operation of these properties, may have negative effects on the Underlying Funds’ business and financial results and, by extension, the Fund’s performance.

Mortgage Loan Risk. The Underlying Funds may acquire senior mortgage loans which are generally loans secured by a first mortgage lien on a commercial property and are subject to risks of delinquency and foreclosure and risks of loss that are greater than similar risks associated with loans made on the security of single-family residential property. In addition, certain of the mortgage loans in which an Underlying Fund invests may be structured so that all or a substantial portion of the principal will not be paid until maturity, which increases the risk of default at that time. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. In the event of any default under a mortgage loan held directly by an Underlying Fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on the profitability of such Underlying Fund.

Mezzanine Loan Risk. Underlying Funds may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property. These types of investments involve a higher degree of risk than first mortgage loans secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. As a result, an Underlying Fund may not recover some or all of its investment.

CMBS Risk. Commercial mortgage-backed securities (“CMBS”) are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal.

RMBS Risk. To the extent an Underlying Fund invests in them, its investments in residential mortgage-backed securities (“RMBS”) will be subject to the risks of defaults, foreclosure timeline extension, fraud, home price depreciation and unfavorable modification of loan principal amount, interest rate and amortization of principal accompanying the underlying residential mortgage loans. In the event of defaults on the residential mortgage loans that underlie an Underlying Fund’s investments in RMBS and the exhaustion of any underlying or any additional credit support, it may not realize its anticipated return on our investments and it may incur a loss on these investments. An Underlying Fund may also acquire non-agency RMBS, which are backed by residential property but, in contrast to agency RMBS, their principal and interest are not guaranteed by federally chartered entities such as Fannie Mae and Freddie Mac.

Below Investment Grade (High Yield or Junk) Securities Risk. A portion of an Underlying Fund’s traded real estate-related securities (including both direct and indirect investments) may consist of below investment grade securities. Lower grade securities may be particularly susceptible to economic downturns. Because of the substantial risks associated with investments in lower grade securities, we could lose money on our investment in such Underlying Fund, both in the short-term and the long-term.

Capital Markets Risk. The Fund expects that certain of the Underlying Funds in which it invests will fund a portion of their respective real estate investments with property-level financing. There can be no assurance that any financing will be available in the future on acceptable terms, if at all, or that such Underlying Funds will be able to satisfy the conditions precedent required to use their credit facilities, if entered into, which could reduce the number, or alter the type, of investments that the Underlying Fund would make otherwise and, by extension, may impact our performance. Any failure to obtain financing could have a material adverse effect on the continued development or growth of an Underlying Fund’s investments and harm the Underlying Fund’s ability to operate and make distributions, which in turn would impact our performance.

Interest Rate Risk. The Fund’s investments in certain Underlying Funds could expose it to interest rate risk, meaning that changes in prevailing market interest rates could negatively affect the value of such investments. If interest rates increase, so could an Underlying Fund’s interest costs for new debt, including variable rate debt obligations under any credit facility or other financing. This increased cost could make the financing of any acquisition more costly. Changes in interest rates may also affect certain of an Underlying Fund’s investments in traded real estate-related securities to the extent such debt does not float as a result of floors or otherwise. Factors that will affect market interest rates include, without limitation, inflation, deflation, slow or stagnant economic growth or recession, unemployment, money supply, governmental monetary policies, international disorders and instability in domestic and foreign financial markets.

LIBOR Risk. An Underlying Fund may pay interest under mortgages or credit facilities, and receive interest payments on certain of its real estate-related securities, based on the London Interbank Offered Rate (“LIBOR”), which is the subject of recent national, international and regulatory guidance and proposals for reform. Abandonment of, or modifications to, LIBOR may adversely affect interest expense related to borrowings under an Underlying Fund’s credit facilities and real estate-related investments. An Underlying Fund’s debt may include floating-rate loans for which the interest rates are tied to LIBOR and real estate-related investments with interest payments based on LIBOR. In March 2021, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Any benchmark may perform differently during any phase-out period than in the past. As such, the potential effect of any such event on an Underlying Fund’s cost of capital and net investment income cannot yet be determined, and any changes to benchmark interest rates could increase an Underlying Fund’s financing costs or decrease the income the Fund earns on its real estate debt investments, which could impact such Underlying Fund’s results of operations, cash flows and the market value of its investments.

Derivatives Risk. The Fund may selectively invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes. The Fund expects to operate as a limited derivatives user. However, the Underlying Funds in which we invest may invest in derivative instruments of any type, and may additionally take advantage of opportunities with respect to certain other “synthetic” or derivative instruments which are not presently contemplated by the Fund, or which are not presently available, but which may be developed and which may be subject to significant degrees of risk.

Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk, management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance, to the extent the Fund invests in such instruments.

Leverage Risk. The Fund may use leverage in connection with its investments and to meet repurchase requests. Leverage may result in greater volatility of the NAV of, and distributions on, the Common Stock because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from borrowings, if any, are borne entirely by holders of Common Stock. Additionally, Underlying Funds may utilize leverage in their own investment activities. Borrowings of Underlying Funds may not be subject to the limitations on borrowings in the 1940 Act. Accordingly, we may be exposed to the risk of highly leveraged investment programs of certain Underlying Funds. Generally, the use of leverage by Underlying Funds may increase the volatility of the Underlying Funds. The Fund may enter into one or more lines of credit for purposes of, without limitation, investment purchases, to meet repurchase requests and for other liquidity measures, subject to the limitations of the 1940 Act on borrowings.

Potential Conflicts of Interest Risk. Each of the Adviser and Sub-Adviser serves as either an adviser or sub-adviser to other vehicles that have the same or similar investment objectives and investment strategies to those of the Fund. As a result, the Advisers and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts. Conflicts of interest exist or could arise in the future as a result of the relationships between us and our affiliates, on the one hand, and our wholly owned operating partnership or any partner thereof, on the other. For further information on potential conflicts of interest, see “Conflicts of Interest.”

Allocation of Investment Opportunities Risk. Certain other existing or future funds, investment vehicles and accounts managed by one or more of the Advisers and their respective affiliates invest in securities, properties and other assets in which the Fund seeks to invest. The Adviser’s and the Sub-Adviser’s respective allocation policies are designed to fairly and equitably distribute investment opportunities over time among funds or pools of capital managed by such Adviser and its affiliates. Allocation of identified investment opportunities among the Fund, the Adviser and other investment vehicles advised or managed by our Adviser presents inherent conflicts of interest where demand exceeds available supply. Each Adviser believes it is likely that there will be an overlap of investment opportunities for the Fund and other investment vehicles or proprietary accounts advised or managed by such Adviser, and the Fund’s share of investment opportunities may be materially affected by competition from such other investment vehicles or proprietary entities. Investors should note that the conflicts inherent in making such allocation decisions will not always be resolved in favor of the Fund. See “Investment Objective and Strategies—Allocation of Investment Opportunities” and “Conflicts of Interest.”

Anti-Takeover Provisions. The Fund’s charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire the Fund. These provisions may inhibit a change of control in circumstances that could give the stockholders the opportunity to realize a premium over the value of the Common Stock.

Property Manager Risk. It is anticipated that the Underlying Fund Managers will typically hire property managers to manage the properties in which the corresponding Underlying Fund(s) invest, as well as leasing agents to lease vacancies in such properties. These property managers may be affiliates of the Underlying Fund Managers or partners in joint ventures that such Underlying Fund Managers enter into. The property managers have significant decision-making authority with respect to the management of properties in which the Underlying Funds, and, by extension the Fund, invest. Our ability to direct and control how our properties are managed on a day-to-day basis may be limited because we do not engage such management entities on a direct basis. Thus, the success of our business may depend in large part on the ability of the Underlying Fund Managers’ hired property managers to manage the day-to-day operations of such properties and the ability of their leasing agents to lease vacancies in such properties. To the extent permitted by the 1940 Act, such property managers may also be affiliated with the Underlying Fund Manager that oversees the Underlying Fund investing in such properties, which could result in conflicts of interest. Any adversity experienced by, or problems in our relationship with, the property managers or leasing agents selected by an Underlying Fund Manager could adversely impact the operation and profitability of the underlying properties and, by extension, our performance.

Tax Risks of Investing in the Fund. [To be provided by amendment.]

Key Features of a REIT	We anticipate that many of the Underlying Funds in which we invest will be classified as REITs for U.S. federal income tax purposes. In general, a REIT is a company that:

	●	acquires or provides financing for real estate assets;

	●	offers the benefits of a professionally managed real estate portfolio;

	●	satisfies the various requirements of the Code, including a requirement to distribute at least 90% of its REIT taxable income each year to its stockholders; and

●	is generally not subject to U.S. federal corporate income taxes on its net taxable income that it currently distributes to its stockholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and stockholder levels) that generally results from investments in a C corporation.

U.S. Federal Income Tax Considerations	[To be provided by amendment.]

SUMMARY OF FUND EXPENSES

This table illustrates the fees and expenses of the Fund that you will incur if you buy and hold shares of the Fund’s Common Stock. Because the Fund has a limited operating history, many of these expenses are estimates.

	Class I Shares		Class A Shares		Class T Shares
Stockholder Transaction Expenses:
Maximum Sales Load (as a percentage of the offering price)[1]	[None]		[5.75]	%	[None]
Maximum Dealer Manager Fees (as a percentage of the offering price)[1]	[None]		[0.75]	%	[None]
Offering Expenses[2]	[ ]		[ ]		[ ]
Repurchase Fee	[2.00]	%	[2.00]	%	[2.00]	%
Annual Expenses (Percentage of Net Assets Attributable to Shares)
Management Fee[3]	[0.85]	%	[0.85]	%	[0.85]	%
Servicing Fee[4]	[None]		[0.25]	%	[None]
Distribution Fee[5]	[None]		[None]		[0.75]	%
Interest Payments on Borrowed Funds[6]	[ ]		[ ]		[ ]
Other Expenses7 8	[ ]		[ ]		[ ]
Total Annual Fund Operating Expenses	[ ]		[ ]		[ ]
Fees Waived and/or Expenses Reimbursed2 9	[ ]		[ ]		[ ]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	[ ]		[ ]		[ ]

1            PW Distributors LLC (the “Distributor”) is the principal underwriter and distributor of the Fund and serves in that capacity on a best efforts basis, subject to various conditions. Shares may be offered through Selling Agents that have entered into selling agreements with the Distributor. Selling Agents typically receive the sales load with respect to Class A Shares purchased by their clients. [The Distributor may re-allow to Selling Agents all or a portion of the compensation it receives for certain sales, promotional and marketing services provided to the Fund in connection with the distribution of the Fund’s Shares. The Selling Agents may, in their sole discretion, reduce or waive the selling commission.] Class A Shares are subject to a maximum sales load of up to 5.75% of the offering price, from which a dealer-manager fee of up to 0.75% of offering price may also be paid. See “Purchase of Shares—Sales Loads and Dealer Manager Fees.” The Selling Agents may, in their sole discretion and subject to applicable law, reduce or waive the sales load on a non-scheduled basis in individual cases. Class I Shares and Class T Shares are each not subject to a sales load or dealer manager fee; however, investors could be required to pay brokerage commissions on purchases and sales of Class I Shares or Class T Shares to their Selling Agents. Investors should consult with their Selling Agents about the sale load and any additional fees or charges their Selling Agents might impose on each class of Shares.

2            We have entered into an O&O Expense Limitation Agreement under which our Adviser has agreed to limit certain O&O Expenses such that we shall only be required to reimburse the Adviser for aggregate O&O Expenses incurred and/or paid on our behalf in an amount equal to [ ]% ([ ] basis points) of the aggregate gross proceeds that we raise in connection with the offer and sale of our Shares until all of the O&O Expenses incurred and/or paid by the Adviser have been recovered; provided that the reimbursement of any O&O Expenses in excess of the then-current Reimbursement Limit shall be deferred until otherwise payable for a period of up to three years following the date on which such O&O Expenses were originally incurred and/or paid by the Adviser.

3            Pursuant to an investment advisory agreement, the Adviser receives a Management Fee, calculated monthly and payable quarterly in arrears by the Fund, at an annual rate equal to [0.85%] of the net assets of the Fund. The Adviser will, in turn, pay the Sub-Adviser a Sub-Adviser Management Fee for services provided under the Sub-Advisory Agreement. The Sub-Adviser Management Fee is calculated and payable quarterly in arrears at an annual rate equal to [0.30%] of the net assets of the Fund.

4            The Distributor will receive ongoing stockholder servicing fees of [0.25]% per annum (the “Servicing Fee”) payable monthly. No ongoing servicing fees will be paid with respect to Class I Shares or Class T Shares. The Servicing Fee is governed by the Fund’s Distribution and Service Plan.

5            The Distributor will receive ongoing distribution fees of [0.75]% per annum (the “Distribution Fee”), accrued payable monthly. No ongoing distribution fees will be paid with respect to Class I Shares or Class A Shares. The Distribution Fee is for the sale and marketing of the Class T Shares and to reimburse the Distributor for related expenses incurred. All or a portion of the Distribution Fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a service fee under Financial Industry Regulatory Authority (“FINRA”) rules. Payment of the Distribution Fee is governed by the Fund’s Distribution and Service Plan.

6            The table assumes the average use of leverage by the Fund (including by the Fund’s consolidated subsidiaries) in an amount equal to [ ]% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) and assumes the annual interest rate on borrowings is [ ]%. The Fund’s actual interest costs associated with leverage may differ from the estimates above. In addition, the Fund also expects that the Underlying Funds in which the Fund invests will use borrowings, the costs of which will be indirectly borne by stockholders.

7            “Other Expenses” are estimated based on average Fund net assets of $[ ] and anticipated expenses for the first year of the Fund’s operations after the commencement of this offering. “Other Expenses” include [professional fees, preferred share dividends, offering expenses and other expenses, including, without limitation, filing fees, printing fees, administration fees, custody fees, trustee fees, insurance costs and financing costs.] Any offering expenses will be amortized over a 12-month period.

8            Amount shown does not include the indirect fees and expenses of the Underlying Funds that comprise the ODCE, in which the Fund intends to invest. These Underlying Funds typically invest in interests in real estate, including mortgages and other interests therein, through entities qualifying as real estate investment trusts, or “REITs,” for federal income tax purposes. The fees and other expenses charged by such Underlying Funds (as disclosed by the Underlying Fund Managers to such funds), typically range between [ ]% and [ ]%. These fees and expenses represent the operating expenses of the Underlying Funds (e.g., management fees, administration fees and professional and other direct, fixed fees and expenses of such Underlying Funds). The fees and expenses are estimated based, in large part, on the operating history of the Underlying Funds, which may change substantially over time and, therefore, significantly affect such expenses. Actual fees and expenses may be greater or less than those shown.

9            We have entered into an Operating Expense Limitation Agreement with the Adviser, whereby the Adviser has agreed to absorb our Operating Expenses (excluding non-administrative expenses incurred by us, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) the Management Fee charged by the Adviser pursuant to the Investment Advisory Agreement) that exceed [0.50]% of our net assets, as determined as of the end of such calendar quarter, at the end of the Limitation Period (as defined below). The Limitation Period refers to the period during the calendar year commencing [ ], 2023. Such reimbursements will only be made to the extent doing so would not cause the Fund to incur expenses in excess of the Expense Limitation in effect at the time such expenses were initially waived, or the current Expense Limitation then in effect at the time reimbursement is sought. We have agreed to carry forward for a Subsequent Reimbursement Period, which will not exceed three years from the end of the Limitation Period, any Excess Operating Expenses, and to reimburse the Adviser (or an affiliate of the Adviser, as appropriate) in the amount of such Excess Operating Expenses.

Class I Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Class I Shares and assuming (i) that during the first year of the Fund’s operations, after the commencement of this offering, the Fund raises $[ ] and issues an aggregate offering amount of approximately $[ ] of Class I Shares, (ii) total annual expenses of net assets attributable to the Class I Shares remains the same, (iii) a 5% annual return, (iv) reinvestment of all dividends and distributions at net asset value and (v) application of the Operating Expense Limitation Agreement and the O&O Expense Limitation Agreement through [ ], 2023:

	1 Year(1)		3 Years		5 Years		10 Years
Total Expenses Incurred	$	[ ]	$	[ ]	$	[ ]	$	[ ]

(1) Reflects a maximum aggregate level of O&O Expenses of [ ] as contemplated under the O&O Expense Limitation Agreement.

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Class A Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Class A Shares and assuming (i) the maximum sales load, (ii) the Fund issues an aggregate offering amount of approximately $[ ] of Class A Shares each year, (iii) total annual expenses of net assets attributable to the Class A Shares remains the same, (iv) a 5% annual return, (v) reinvestment of all dividends and distributions at net asset value and (vi) application of the Operating Expense Limitation Agreement and the O&O Expense Limitation Agreement through [ ], 2023:

	1 Year(1)		3 Years		5 Years		10 Years
Total Expenses Incurred	$	[ ]	$	[ ]	$	[ ]	$	[ ]

(1) Reflects a maximum aggregate level of O&O Expenses of [ ] as contemplated under the O&O Expense Limitation Agreement.

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Class T Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Class T Shares and assuming (i) that during the first year of the Fund’s operations, after the commencement of this offering, the Fund raises $[ ] and issues an aggregate offering amount of approximately $[ ] of Class T Shares, (ii) total annual expenses of net assets attributable to the Class T Shares remains the same, (iii) a 5% annual return, (iv) reinvestment of all dividends and distributions at net asset value and (v) application of the Operating Expense Limitation Agreement and the O&O Expense Limitation Agreement through [ ], 2023:

	1 Year(1)		3 Years		5 Years		10 Years
Total Expenses Incurred	$	[ ]	$	[ ]	$	[ ]	$	[ ]

(1) Reflects a maximum aggregate level of O&O Expenses of [ ] as contemplated under the O&O Expense Limitation Agreement.

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of this prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company that operates as an “interval fund” pursuant to Rule 23c-3 under the 1940 Act and continuously offers its Common Stock. The Fund was organized as a Delaware statutory trust on December 21, 2022 and intends to elect to be taxed as a [ ] for U.S. federal income tax purposes under the Code. The Fund has a limited operating history. The Fund’s principal office is located at 6710 E. Camelback Rd, Suite 100, Scottsdale, AZ 85251 and its telephone number is ([ ]) [ ].

USE OF PROCEEDS

The Fund will invest the net proceeds from the sale of its Common Stock in accordance with the Fund’s investment objective and strategies as stated below. The Fund generally expects to invest the proceeds from the offering as soon as practicable, which under normal circumstances is expected to be within three months from receipt thereof. However, in certain limited circumstances, such as in the case of unusually large cash inflows, the Fund may take up to six months or longer to fully invest the proceeds from the offering. Pending investment pursuant to the Fund’s investment objective and strategies, the net proceeds of the offering may be invested in permitted temporary investments, including, without limitation, short-term U.S. government securities, bank certificates of deposits and other short-term liquid investments. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs. The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in accordance with its policies.

INVESTMENT OBJECTIVE AND STRATEGIES

Benefits of Investing in Real Estate

We believe allocating a portion of your investment portfolio to Underlying Funds which invest in real estate may provide you with a steady source of income, portfolio diversification, a hedge against inflation and attractive risk-adjusted returns.

Market Opportunity

We believe that investments in private real estate can provide significant benefits to the portfolios of most investors. In general, real estate investments provide a combination of current income and capital appreciation over a market cycle. The Advisers aim to select a combination of Underlying Funds that they believe are optimized to deliver an attractive level of income to investors, emphasizing the income component of real estate investment. The Underlying Funds, in turn, seek to maximize the risk-adjusted returns of their individual real estate investments, whether through investing in particular sectors or markets with attractive fundamentals, or by pursuing value-added strategies at individual properties. Through a combination of Underlying Funds and thoughtful portfolio construction by the Advisers, we believe that we can generate attractive absolute and relative total returns with a substantial income component.

We believe our investment strategies are attractive for the following reasons:

●	Investors are intensifying their search for yield, while attempting to diversify their exposure away from traditional fixed income. Real estate, especially in a portfolio optimized for income, can provide an additional option for such investors.

●	We enable investors to execute a real estate income investment strategy within a single investment. The Fund will consistently be actively managed for income, not only through the selection of the Underlying Funds, but also through the allocation among them.

●	The Fund may invest in Underlying Funds that pursue private real estate strategies investing in both equity and debt, providing a broader range of options to generate income than funds that limit their investment to real estate equity strategies only.

Investment Objective

The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies

The Fund seeks to achieve its investment objective primarily by investing in a combination of Underlying Funds. The Underlying Funds are primarily sourced from two different pools. The first pool is [ ] Underlying Funds. In addition, the Fund may invest from time to time in individual real estate investments that have been selected by [ ]. [ ]’s offerings span both real estate equity and real estate debt (primarily through [ ]’s subsidiary, [ ]). The primary benefit of this “rational architecture” approach of limiting the universe of Underlying Funds is that the Adviser has deep insight into the Underlying Funds, consistent with the insights [ ] provides to its largest and most important strategic investors. In addition, the Fund may invest from time to time in individual real estate investment opportunities that have been sourced and vetted by [ ], and may also have the opportunity to request bespoke investment strategies or exposures that will allow the Adviser greater latitude to achieve the Fund’s objectives. In addition, the rational architecture approach limits the amount of resources the Fund needs to expend on manager research to cover a broader universe, lowering the cost of the Fund for investors relative to other funds that require a more extensive internal or external manager research capability.

The second pool is the Underlying Funds that comprise ODCE. ODCE is an index that was created and is maintained by the NCREIF, a leading provider of investment performance indices and data for US commercial real estate properties. The Fund expects to invest a portion of its assets in a strategy managed by [ ] that invests in a combination of Underlying Funds which compose ODCE that our Advisers believe provides an attractive current yield. This ODCE strategy complements the exposures gained through investment in the [ ] Underlying Funds, while providing additional diversification and liquidity to the Fund as a whole.

Finally, the Fund expects to maintain a level of liquidity consistent with the requirements of the 1940 Act. As discussed below, this “liquid sleeve” may be invested in other strategies that may include cash, fixed income, or publicly listed securities, with the objective of providing a current return in excess of holding the liquid sleeve in cash or other short-term securities.

The principal elements of our Advisers’ investment strategy include: (i) allocating our assets across Underlying Funds; (ii) seeking to manage our investment level and liquidity using the Advisers’ commitment strategy; and (iii) seeking to manage risk through ongoing monitoring of our portfolio.

Pending investment in portfolio assets consistent with our investment objective and strategies, our “liquid sleeve” may consist of, without limitation: cash, cash-equivalents, U.S. government securities, money market funds, repurchase agreements, or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments.

Although not a principal investment strategy, the Fund may invest up to 15% of its assets in private funds employing hedging strategies (commonly known as “hedge funds,” i.e., investment funds that would be investment companies but for the exemptions under Rule 3(c)(1) or 3(c)(7) under the 1940 Act). Among other things, the hedge funds may invest in U.S. and non-U.S. equity and debt securities and may engage in leverage, short selling and derivative transactions. Hedge funds typically offer their securities privately without registration under the Securities Act, in large minimum denominations (often at least $1 million) to a limited number of high net worth individual and institutional investors hedge funds that are not registered as investment companies under the 1940 Act pursuant to an exemption from registration under the 1940 Act.

The Fund may enter into one or more lines of credit for purposes of, without limitation, investment purchases, to meet repurchase requests and for other liquidity measures, subject to the limitations of the 1940 Act on borrowings.

Portfolio Composition

The Fund’s portfolio will be comprised principally of equity investments in Underlying Funds, especially those which are offered on the [ ] platform, including but not limited to those advised by [ ]. The Underlying Funds, and any other investments, are expected to invest primarily in the following types of investments.  A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Underlying Funds’ anticipated portfolio investments are contained in the Statement of Additional Information (the “SAI”)

Institutional Investment Funds

Institutional investment funds are real estate investment funds managed by institutional investment managers with expertise in managing portfolios of real estate and real estate-related securities. Many institutional investment funds have large minimum investment requirements and stringent investor qualification criteria intended to limit their direct investors to mainly institutions such as endowments and pension funds. The Fund intends to provide an element of the endowment model of investing to individual investors by permitting access to a portfolio of institutional investment funds with diversification across multiple strategies, managers and sectors.

The Advisers also believe that the Fund may provide an additional benefit in terms of better fee pricing from the institutional investment funds as a result of volume discounts, which pricing benefits may not otherwise be permitted or available to other investors. In addition, the Fund’s investments in institutional investment funds are intended to deliver returns that have a low correlation to the broader markets.

The Fund’s typical investments in institutional investment funds will be made through the purchase of common stock, limited liability company units, or limited partnership interests (or similar interests). Investment criteria will include evaluating a combination of strength of the sponsor and management; prior investment performance of the target fund as well as the performance of other funds managed by the sponsor; the attractiveness of the property sectors and geographical allocations of the fund; expected stability of income; expected capital appreciation, and target leverage levels.

K-Notes

Certain Underlying Funds may invest in Federal Home Loan Mortgage Corporation Structured Pass-Through Certificates, known as “K-Notes.” K-Notes are securitized interests in pools of multifamily mortgages that are assembled by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and issued by special purpose trusts. K-Notes are issued with varying levels of maturity and seniority. Some K-Notes are repurchased and reissued by Freddie Mac with a Freddie Mac guarantee, while other K-Notes do not have a Freddie Mac guarantee. The Fund expects that the Underlying Funds in which it invests may invest in the privately offered subordinate classes of K-Notes. Because more senior classes have payment priority over subordinate classes of K-Notes, the value of subordinate K-Notes is highly sensitive to the default rate and foreclosure recovery rate on the underlying apartment loans. Subordinate K-Notes are also subject to liquidity risk because they are not available to the investing public and have a limited secondary market composed of institutional investors.

Investments in Traded Real Estate-Related Securities

Certain Underlying Funds may invest in traded real estate-related securities, which includes MBS and other equity or debt securities issued by REITs or real estate-related investment companies. An Underlying Fund may invest in a broad range of direct or indirect, current or contingent interests in, or options or commitments to acquire or other contractual rights relating to any type of real estate, or real estate-related assets, land banking, indebtedness secured by real property or interests in entities owning real property, equity interest in entities that own or operate real property or real estate-related assets (e.g., property or development management companies), rental housing such as multifamily and single family rentals, or other residential assets and projects predominately backed by residential properties, including, but not limited to, land development.

The Fund expects that the investments in traded real estate-related securities held by the Underlying Funds will primarily be in U.S. securities, but such Underlying Funds may also invest in non-U.S. securities. The Fund expects that the Underlying Funds will invest in the following traded real estate-related securities:

CMBS. CMBS are securities backed by obligations (including certificates of participation in obligations) that are principally secured by commercial mortgages on real property or interests therein having a multifamily or commercial use, such as retail, office or industrial properties, hotels, apartments, nursing homes and senior living facilities. CMBS are typically issued in multiple tranches whereby the more senior classes are entitled to priority distributions from the trust’s income to make specified interest and principal payments on such tranches. Losses and other shortfalls from expected amounts to be received on the mortgage pool are borne by the most subordinate classes, which receive principal payments only after the more senior classes have received all principal payments to which they are entitled. The credit quality of CMBS depends on the credit quality of the underlying mortgage loans, which is a function of factors such as the principal amount of loans relative to the value of the related properties; the cash flow produced by the property; the mortgage loan terms, such as principal amortization; market assessment and geographic location; construction quality of the property; and the creditworthiness of the borrowers.

Agency RMBS. Agency RMBS are residential mortgage-backed securities for which a U.S. government agency such as Government National Mortgage Association (“Ginnie Mae”), or a federally chartered corporation such as Federal National Mortgage Association (“Fannie Mae”) or Freddie Mac guarantees payments of principal and interest on the securities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by Ginnie Mae, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some agency RMBS that the Underlying Funds may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. Although the U.S. government in the past has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Agency RMBS differ from other forms of traditional debt securities, which normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or on specified call dates. Instead, agency RMBS provide for monthly payments, which consist of both principal and interest. In effect, these payments are a “pass-through” of scheduled and prepaid principal payments and the monthly interest made by the individual borrowers on the mortgage loans, net of any fees paid to the issuers, servicers or guarantors of the securities. The principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

The Underlying Funds’ respective allocations of agency RMBS collateralized by fixed-rate mortgages (“FRMs”), adjustable rate mortgages (“ARMs”), and hybrid adjustable-rate mortgages (“hybrid ARMs”) are expected to vary depending on various factors including, but not limited to, relative value, expected future prepayment trends, supply and demand, costs of hedging, costs of financing, expected future interest rate volatility and the overall shape of the U.S. Department of the Treasury (the “Treasury”) and interest rate swap yield curves. Our Advisers intend to take these factors into account when making investments in a particular Underlying Fund on our behalf. The Underlying Funds may also make investments in debentures that are issued and guaranteed by Freddie Mac or Fannie Mae or mortgage-backed securities the collateral of which is guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae or another federally chartered corporation.

Non-Agency RMBS. Non-agency RMBS are residential mortgage-backed securities that are collateralized by pools of mortgage loans assembled for sale to investors by commercial banks, savings and loan associations and specialty finance companies. Non-agency RMBS are not issued or guaranteed by a U.S. government agency or federally chartered corporation. Like agency RMBS, non-agency RMBS represent interests in pools of mortgage loans secured by residential real property.

The mortgage loan collateral for non-agency RMBS consists of residential mortgage loans that do not generally conform to underwriting guidelines issued by a federally chartered corporation, such as Fannie Mae or Freddie Mac, or an agency of the U.S. government, such as Ginnie Mae, due to certain factors, including mortgage balances in excess of agency underwriting guidelines, borrower characteristics, loan characteristics and level of documentation, and therefore are not issued or guaranteed by an agency. The Underlying Funds may also invest in credit risk transfer notes that, while not structured products, face similar risks as structured products because they are debt securities issued by governmental agencies but their value depends in part on a pool of mortgage loans.

The non-agency and agency RMBS acquired by an Underlying Fund could be secured by FRMs, ARMs, hybrid ARMs or interest only mortgages. FRMs have interest rates that are fixed for the term of the loan and do not adjust. The interest rates on ARMs generally adjust annually (although some may adjust more frequently) to an increment over a specified interest rate index. Hybrid ARMs have interest rates that are fixed for a specified period of time (typically three, five, seven or 10 years) and, thereafter, adjust to an increment over a specified interest rate index. ARMs and hybrid ARMs generally have periodic and lifetime constraints on how much the loan interest rate can change on any predetermined interest rate reset date. Interest-only securities are backed by mortgages where the borrower pays interest only. Relative value analysis, including consideration of current market conditions, will determine an Underlying Fund’s allocation to FRMs, ARMs, hybrid ARMs and interest only mortgages. An Underlying Fund’s allocation of non-agency RMBS collateralized by FRMs, ARMs, hybrid ARMs or interest only mortgages will depend on various factors including, but not limited to, relative value, expected future prepayment trends, home price appreciation trends, supply and demand, availability of financing, expected future interest rate volatility and the overall state of the non-agency RMBS secondary market. Borrowers of the underlying loans that secure the non-agency RMBS assets which an Underlying Fund may purchase can be divided into prime, Alternative-A and subprime borrowers based on their credit rating.

Other Fixed-Income Instruments. Certain Underlying Funds may invest in fixed-income instruments, such as investment grade and high-yield corporate debt securities, or junk bonds, or U.S. government debt securities. The issuer of a fixed-income instrument pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Holders of fixed-income bonds as creditors have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but are generally subordinate to any existing lenders in the issuer’s capital structure. Fixed-income instruments may be secured or unsecured. The investment return of corporate bonds is generated by payments of interest on the security and changes in the market value of the security. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed-income instruments usually yield more than government or agency bonds due to the presence of credit risk. The types of mortgage-backed securities in which the Underlying Funds may invest include, without limitation: interest-only, inverse-interest only, or principal-only residential MBS, commercial MBS, collateralized mortgage obligations, securities issued by real estate mortgage investment conduits (“REMICs”), re-securitized real estate mortgage investment conduits (“Re-REMICs”), pass-through certificates, credit linked notes, mortgage forwards or “to be announced” transactions, collateralized loan obligations (“CLOs”) backed by commercial loans and mortgage servicing rights securities. An Underlying Fund may invest in a Re-REMIC in order to obtain exposure to mortgages with a specific risk profile that could not otherwise be obtained through the purchase of existing REMICs. Pass-through certificates are fixed income securities whereby certificates are issued representing interests in a pool of mortgages or mortgage-backed securities. The Underlying Funds may invest in various tranches or classes of MBS.

Publicly Traded REITs. The Fund and the Underlying Funds may each invest in publicly traded REITs. REITs are investment vehicles that invest primarily in income-producing real estate or mortgages and other real estate-related loans or interests, including those which acquire and operate buildings located in the United States and leased or intended to be leased to U.S. federal, state and local governments and government agencies and departments.

Many public REITs are listed on major stock exchanges, such as the New York Stock Exchange and NASDAQ. Publicly traded REITs typically employ leverage, which magnifies the potential for gains and the risk of loss. They typically pay out all of their taxable income as dividends to stockholders. In turn, stockholders pay the income taxes on those dividends.

Ratings of Securities. The Underlying Funds may invest in debt securities that are rated investment grade, debt securities rated below investment grade, and unrated debt securities. In general, neither the Fund nor the Underlying Funds are required to hold any minimum percentage of its respective NAV in debt securities rated investment grade. A general description of Moody’s, S&P’s and Fitch’s ratings of bonds is set forth in Appendix A. The ratings of Moody’s, S&P and Fitch generally represent their opinion as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of such investments.

Debt Origination

The Underlying Funds in which the Fund invests may focus on the origination of debt, including both high quality debt and subordinated debt, collateralized by, among other things: ground-up construction projects and certain pre-development real estate projects and commercial real estate. The Fund does not intend to directly originate its own loans or similar credit instruments.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. In October 2020, the SEC adopted the new Rule 18f-4 related to the use of derivatives and certain other financial instruments by registered investment companies that rescinded and withdrew previous guidance of the SEC and its staff regarding certain asset segregation and coverage practices. Among other requirements, the rule requires funds to trade derivatives and other financial instruments that create future payment or delivery obligations subject to value-at-risk (“VaR”) leverage limits. Generally these requirements apply unless we satisfy a “limited derivatives users” exception as set forth in the rule. Under the new rule, a fund may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the fund has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. We do not expect to utilize derivatives for investment purposes, and accordingly expect to operate as a limited derivatives user. See “Risks—Derivatives Risk.”

The Underlying Funds in which we invest may also invest in derivative instruments, including any of the aforementioned types of instruments. An Underlying Fund may additionally take advantage of opportunities with respect to certain other “synthetic” or derivative instruments which are not presently contemplated by the Fund, or which are not presently available, but which may be developed and which may be subject to significant degrees of risk.

The Fund will engage in derivative transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a [ ] for federal income tax purposes. See “Certain U.S. Federal Income Tax Considerations.”

Temporary Strategies

Pending investment in portfolio assets consistent with our investment objective and strategies, our “liquid sleeve” may consist of cash, cash-equivalents, U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities, money market funds, repurchase agreements, fixed income securities, traded real estate-related securities, certificates of deposit issued against funds deposited in a bank or a savings and loan association, commercial paper, bankers’ acceptances, bank time deposits, securities issued or guaranteed by the federal government or any of its agencies, or any state or local government, high-quality debt securities maturing in one year or less from the time of investment, or any other securities or cash equivalents that the Advisers consider appropriate, which we refer to, collectively, as temporary investments. There is no percentage restriction on the proportion of our assets that may be invested in such temporary investments.

It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

Investment Process

Our Adviser, working closely with our Sub-Adviser and in consideration of its recommendations, will use both a quantitative screening process and a qualitative selection process when selecting Underlying Funds in which we might invest. Our Adviser’s investment approach is rooted in the belief that real estate fundamentals, values and returns are highly dependent on macroeconomic conditions, business and consumer preferences and demographic trends. Our Advisers believe that real estate valuations have diverged significantly across different asset classes, markets and geographies, making theme identification, market selection, asset selection and portfolio construction key to generating attractive real estate returns over the long term.

Our Advisers take a thematic approach to investing, seeking to identify high-conviction themes and investing strategies that we believe benefit from a combination of cyclical and/or secular demand trends or market features and may result in attractive risk-adjusted returns. Our Advisers’ research-driven approach to theme and strategy development leverages their respective investment personnel’s knowledge of the broader real estate ecosystem to develop and refine its investment themes. Our Advisers believe that their access to differentiated industry expertise and deep global relationships and networks positions our Advisers to identify attractive demographic and industry trends that affect real estate fundamentals.

Our Advisers have a research-intensive approach to developing investment themes and strategies, utilizing proprietary resources and data, industry research and its deep industry relationships. Proactively identifying these themes and strategies allows our Advisers to develop in-depth industry expertise, establish deep industry relationships and guide intermediary relationships to opportunities where our Advisers are most convicted and can move expediently. This approach is designed to result in a highly selective and targeted method to selecting appropriate Underlying Funds in which to invest.

The Advisers also have broad-reaching relationships with a variety of Underlying Fund Managers, which may provide the Fund with access to valuable and proprietary insights and information to support the analysis and evaluation of investment opportunities in Underlying Funds.

The Advisers consider industry, geography, investment stage, vintage, and fund manager in selecting assets for the Fund’s portfolio.

Upon the establishment of the top-down targeted investment themes and strategies, our Advisers then seek to source actionable investment opportunities in Underlying Funds within the parameters of each theme or strategy to perform a detailed bottoms up fundamental due diligence review of each investment opportunity, including:

●	understanding the underlying macro- and micro-economic fundamentals that drive the cash flow generating capacity of a real estate portfolio, including a stringent evaluation of the market in which properties are located, such as local supply constraints, the quality and nature of the local workforce and prevailing local real estate values;

●	performing a fundamental analysis of the Underlying Fund and the properties in which such Underlying Funds invest, including its operating performance and the asset’s overall competitive position in its market;

●	understanding leasing market conditions affecting the underlying real estate in which the Underlying Funds invest;

●	ensuring the Underlying Fund Managers complete physical inspections of the underlying properties in which the Underling Funds invest and/or commissioning/review of third-party reports, including appraisals, engineering reports and environmental reports;

●	evaluating the appropriateness of estimated costs and timing associated with capital improvements of properties where applicable;

●	completing detailed modeling of the cash flow in place and projected to be in place for an Underlying Fund’s portfolio of properties;

●	in the case of single-tenant investments, evaluating the criticality of the real estate to the tenant’s operations and the Underlying Funds’ respective ability to release upon a tenant departure;

●	performing detailed credit analysis on the financial health of key tenants;

●	Ensuring the Underlying Fund Managers have completed legal review of all leases and major contracts, including terms of expense reimbursements where applicable and identifying any legal risks and potential mitigants;

●	identifying the appropriate capital structure to support the investment thesis and business plans;

●	in the case of equity investments, structuring the proper incentives and governance structure with our operating partners and management teams or, in the case of debt investments, evaluating the operating expertise and financial strength of the sponsor and borrower;

●	completing a valuation of the investment, including the investment basis relative to its value and the ability to liquidate the investment through a sale or refinancing of the underlying asset;

●	in the case of debt investments, reviewing the overall structure of the investment and rights in the collateral documentation; and

●	assessing any stakeholder issues affecting the real estate presently held by an Underlying Fund.

Each investment opportunity in an Underlying Fund is thoroughly screened and discussed throughout the evaluation process with the Advisers.

The Advisers strive to maintain robust processes and accountability to ensure they make well-informed investment decisions, allocates capital effectively, actively engages in key decisions impacting operational value creation, rigorously monitors investments, and, when relevant, exits prudently. Success requires sophisticated internal processes that continuously test the Advisers’ performance and leverages the collective skills, experience, and resources across each firm.

Our Sub-Adviser has additionally developed proprietary processes and procedures for managing the Fund based on best practices with respect to the Underlying Funds which we intend to target and based on the experience of its professionals in investing in private equity real estate funds. The Sub-Adviser has developed an allocation model that tracks potential Underlying Funds and assigns them weightings based on a variety of factors that the Sub-Adviser believes are relevant in comparing Underlying Funds.

Allocation of Investment Opportunities

Certain other existing or future funds, investment vehicles and accounts managed by one or more of the Advisers and their respective affiliates invest in securities, properties and other assets in which the Fund seeks to invest. The Adviser’s and the Sub-Adviser’s respective allocation policies are designed to fairly and equitably distribute investment opportunities over time among funds or pools of capital managed by such Adviser and its affiliates. [Our Adviser’s allocation policy provides that once an investment has been approved it will be allocated to the funds or other pools of capital that have investment strategies suitable for such investment opportunity. If an investment opportunity is suitable for more than one fund or pool of capital, each suitable fund or pool of capital will receive a share of the investment based on its desired hold amount. Determinations as to desired hold amounts are based on such factors as, without limitation: investment objectives and focus, target investment sizes, available capital, the timing of capital inflows and outflows and anticipated capital commitments and subscriptions, liquidity profile, applicable concentration limits and other investment restrictions, mandatory minimum investment rights and other contractual obligations applicable to participating funds and pools of capital, portfolio diversification, tax efficiencies and potential adverse tax consequences, regulatory restrictions applicable to participating funds and pools of capital, policies and restrictions (including internal policies and procedures) applicable to the participating funds and pools of capital, the avoidance of odd-lots or cases where a pro rata or other defined allocation methodology would result in a de minimis allocation to any participating funds and pools of capital, the potential dilutive effect of a new position, the overall risk profile, targeted leverage levels and targeted return of a portfolio, and the potential return available from a debt investment as compared to an equity investment. The outcome of this determination will result in the allocation of all, some or none of an investment opportunity to the Fund.] Allocation of identified investment opportunities among the Fund, the Advisers and other investment vehicles advised or managed by our Adviser or Sub-Adviser presents inherent conflicts of interest where demand exceeds available supply. Each Adviser believes it is likely that there will be an overlap of investment opportunities for the Fund and other investment vehicles or proprietary accounts advised or managed by such Adviser, and the Fund’s share of investment opportunities may be materially affected by competition from such other investment vehicles or proprietary entities. Investors should note that the conflicts inherent in making such allocation decisions will not always be resolved in favor of the Fund.

Subject to applicable law, affiliates of the Adviser or the Sub-Adviser may, from time to time, invest in one of the Fund’s portfolio investments and hold a different class of securities than the Fund. To the extent that an affiliate of one or more of our Advisers holds a different class of securities than the Fund, its interests might not be aligned with ours. Notwithstanding the foregoing, the relevant Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Fund. As a registered closed-end management investment company, we will generally be limited in its ability to invest in any investment in which the Advisers or any of their affiliates currently has an investment or to make any co-investments with the Advisers or their affiliates without an exemptive order from the SEC, subject to certain exceptions. Absent co-investment relief, if a negotiated investment opportunity that the Fund cannot participate with affiliated funds in without co-investment relief is appropriate for both the Fund and one or more other funds, investment vehicles and accounts managed by one or more of our Advisers (or an affiliate of such Advisers), the investment opportunity will not be shared and the Fund will receive all or none of the investment opportunity, on a basis that fairly and equitably distributes investment opportunities over time taking into consideration whether the Fund, any other fund, investment vehicle and account managed by such Adviser or affiliates of the Adviser has a particular focus with respect to such investment opportunity. Additionally, certain investment opportunities that may be appropriate for us may be allocated to other existing or future funds, investment vehicles and accounts managed by the Adviser, the Sub-Adviser or their respective affiliates.

LEVERAGE

The Fund may use leverage to enhance our returns and manage our liquidity needs within the levels permitted by the 1940 Act, including, without limitation, to provide us with temporary liquidity to acquire investments in Underlying Funds in advance of its receipt of redemption proceeds from an investment in another Underlying Fund. The Fund itself expects to use entity level debt (borrowings at the Fund level) and expects the Underlying Funds may further utilize property-level debt financing (mortgages on the Underlying Fund’s properties that are not recourse to the Underlying Fund except in extremely limited circumstances). See “Risks—Recourse Financings Risk.” Property-level debt will be incurred by operating entities held by the Underlying Fund and secured by real estate owned by such operating entities. If an operating entity were to default on a loan, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to other assets of the Underlying Fund or its subsidiaries, if any. The Underlying Fund may also incur its own entity-level debt, including unsecured and secured credit facilities from certain financial institutions and other forms of borrowing.

The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. Our borrowings will at all times be subject to the Asset Coverage Requirement. Leverage is generally considered a speculative technique. To the extent we use leverage in connection with our investment activities, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in our Shares. See “Risks—Leverage Risk.”

The Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including the Adviser’s outlook for the market and the costs that the Fund would incur as a result of such leverage. Any borrowings and preferred stock would have seniority over the Common Stock. There is no assurance that the Fund’s leveraging strategy will be successful.

Any borrowings and preferred stock (if issued) leverage your investment in our Common Stock. Holders of Common Stock bear the costs associated with any borrowings, and if the Fund issues preferred stock, holders of Common Stock would bear the offering costs of the preferred stock issuance. The Board may authorize the use of leverage through borrowings and preferred stock without the approval of the holders of Common Stock.

The Fund is permitted to negotiate with banks or other financial institutions to arrange one or more credit facilities (each, a “Credit Facility”) pursuant to which the Fund would be entitled to borrow additional amounts; provided that the Fund continues to comply with the Asset Coverage Requirement. The Fund may enter into one or more lines of credit for, without limitation, investment for purposes of investment purchases, to meet repurchase requests and for other liquidity measures, subject to the limitations of the 1940 Act on borrowings. See “—Effects of Leverage.”

The Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund’s future Credit Facilities, if any, may contain customary covenants that, among other things, limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In connection with any new Credit Facility, the Fund may be required to pledge some or all of its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund’s custodian will retain all assets, including those that are pledged, but the lenders of such Credit Facility may have the ability to foreclose on such assets in the event of a default under the Credit Facility pursuant to a tri-party arrangement among the Fund, its custodian and such lenders. [The Fund’s custodian is not an affiliate of the Fund, as such term is defined in the 1940 Act.] The Fund expects that any such Credit Facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for any new Credit Facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, the Credit Facility may in the future be replaced or refinanced by one or more Credit Facilities having substantially different terms or by the issuance of preferred stock or debt securities.

Changes in the value of the Fund’s portfolio investments, including costs attributable to leverage, are borne entirely by the holders of the Common Stock. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage decreases (or increases) the NAV per share of Common Stock to a greater extent than if the Fund were not leveraged.

Utilization of leverage is a speculative investment technique and involves certain risks to holders of Common Stock. These include the possibility of higher volatility of the NAV of the Common Stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage is to cause holders of Common Stock to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Common Stock is reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not so leveraged.

Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than borrowings and outstanding preferred stock). Under the 1940 Act, the Fund may only issue one class of preferred stock.

In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings and outstanding preferred stock satisfies the above-referenced 200% coverage requirement. If preferred stock is issued, the Fund intends, to the extent possible, to purchase or repurchase preferred stock from time to time to the extent necessary in order to maintain coverage of at least 200%. If preferred stock is outstanding, two of the Fund’s trustees will be elected by the holders of preferred stock, voting separately as a class. The remaining trustees of the Fund will be elected by holders of Common Stock and preferred stock voting together as a single class. [In the event that the Fund fails to pay dividends on the preferred stock for two years, holders of preferred stock would be entitled to elect a majority of the trustees of the Fund.]

The Fund may be subject to certain restrictions imposed either by guidelines of a lender, if the Fund borrows from a lender, or by one or more rating agencies which may issue ratings for preferred stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisers from managing the Fund’s portfolio in accordance with the Fund’s investment objective and strategies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain its desired rating on preferred stock, the Fund will not issue preferred stock.

Effects of Leverage

The following table is designed to illustrate the effects of leverage on Common Stock total return, assuming hypothetical annual investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio), of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. See “Risks—Leverage Risk.”

The table further reflects the issuance of leverage representing [ ]% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage), net of expenses and the Fund’s currently projected annual rate of interest on its leverage of [ ]%. To cover interest payments on such leverage, the Fund would need to achieve a [  ]% annual return.

Assumed Portfolio Total Return (Net of Expenses)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Common Stock Total Return	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

“Common Stock Total Return” is composed of two elements: (i) the Common Stock dividends and distributions paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on its leverage) and (ii) gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the return it receives on its investments is entirely offset by losses in the value of those investments.

The Fund is a non-diversified, closed-end management investment company that operates as an interval fund and is designed primarily as a long-term investment, not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. At any point in time, your investment in the Fund may be worth less than you invested, even after taking into account the reinvestment of Fund dividends, distributions or interest payments, as applicable. For a more complete discussion of the risks of investing in the Fund, see “Risks.”

RISKS

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. An investment in the Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your securities at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends, distributions or interest payments, as applicable

No Prior History of Operations

The Fund is a newly organized, non-diversified, closed-end management investment company with no prior operating history. As a result, prospective investors have no prior track record or history on which to base their investment decision.

Start-Up Risk

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our Shares could decline substantially. Investments in early-stage funds such as the Fund may involve greater risks than those generally associated with investments in more established investment vehicles. For instance, less established investment vehicles tend to have smaller capitalizations and fewer resources and, therefore, are often more vulnerable to financial failure.

Investment and Market Risk

An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs.

Your investment in shares of Common Stock represents an indirect investment in the Underlying Funds and other assets owned by the Fund, as well as, by extension, an indirect investment in the assets owned by such Underlying Funds, and the value of these assets will fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. At any point in time, an investment in the Fund’s Common Stock could be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of stockholders to reinvest dividends. The Fund will also use leverage, which would magnify the Fund’s investment, market and certain other risks.

The Fund will be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Underlying Funds invest or operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Adviser’s control and could adversely affect the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make attractive new investments.

Availability of Investment Opportunities Risk

The business of identifying and structuring investments in Underlying Funds of the types we contemplate is competitive, and involves a high degree of uncertainty. The availability of investment opportunities in Underlying Funds generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that we will be able to identify and complete attractive investments in Underlying Funds in the future or that we will be able to fully invest our subscriptions. Similarly, identification of attractive investment opportunities by Underlying Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Underlying Fund Manager, an Underlying Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Other investment vehicles sponsored, managed, or advised by the Advisers and their affiliates may seek investment opportunities in Underlying Funds similar to those we may be seeking. The Advisers will allocate fairly between us and such other investment vehicles any investment opportunities that may be appropriate for us and such other investment vehicles.

Temporary Investments Risk

Pending investment in investments consistent with our investment objective and strategies, our investments may consist of cash, cash-equivalents, U.S. government securities, money market funds, repurchase agreements, or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. There is no percentage restriction on the proportion of our assets that may be invested in such temporary investments. We would expect to liquidate temporary positions as needed to fund investments in Underlying Funds. We may have a higher portfolio turnover with respect to such temporary positions as positions are sold to provide cash in order to fund investments in Underlying Funds or capital calls under existing commitments to Underlying Funds. We may maintain or expand the size of our temporary positions where necessary in order to, among other reasons, manage liquidity in connection with a share repurchase program.

Multiple Fees Risk

Investors in the Fund will bear two layers of fees and expenses: the asset-based fees and expenses at the Fund level, and asset-based fees, carried interests or incentive allocations (which are a share of an Underlying Fund’s returns which are paid to the Underlying Fund Manager) and fees and expenses at the Underlying Fund level.

Information Risk

Investors in the Fund will have no right to receive information about Underlying Funds or Underlying Fund Managers, and will have no recourse against Underlying Funds or their Underlying Fund Managers. We are subject to the risk that an Underlying Fund may not provide information sufficient to facilitate the assessment of whether the Fund qualifies as a [ ] under the Code. We intend to qualify as a [ ], but may be subject to tax liabilities if we fail to so qualify.

Distributions Risk

There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. Subject to the requirements of the 1940 Act, the Fund may make distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital, or offering proceeds. See “Distributions” for a description of return of capital and its impacts.

Liquidity Risk

The Fund is designed primarily for long-term investors and an investment in the Fund’s Common Stock should be considered illiquid. The Common Stock has no history of public trading and is not currently listed on a public exchange. There can be no guarantee that an organized secondary market will develop for the Fund’s shares, and if one does not develop, then liquidity for the Fund’s Common Stock will be provided only through quarterly repurchases of Common Stock at NAV per share of Common Stock. Stockholders may not be able to sell their Common Stock at a favorable price or in such amounts as the stockholders may desire.

To the extent that some or all of the Underlying Funds in which we invest are similarly designed primarily for long-term investors or are otherwise deemed to constitute illiquid securities, we will have greater exposure to liquidity risks. Liquidity risks exist when particular investments are difficult to purchase or sell at the time that we would like or at the price that we believe such investments are currently worth. Illiquid securities may become harder to value, especially in changing markets. To the extent some or all of the Underlying Funds are illiquid, our investment in such Underlying Funds may reduce our returns because we may be unable to sell such investments at an advantageous time or price, or may be required to dispose of other investments at unfavorable times or prices in order to satisfy our obligations, which in turn could prevent us from taking advantage of other investment opportunities. The risks associated with our investments in illiquid instruments may be particularly acute in situations in which our operations require cash (such as in connection with repurchase offers), and could result in us having to borrow to meet our short-term liquidity needs.

The Underlying Funds in which we invest may themselves invest in illiquid investments. To the extent an Underlying Fund invests in illiquid investment opportunities, it will be subject to the aforementioned liquidity risks, and, by extension, we will be exposed to such risks on an indirect basis.

Reliance on the Advisers and Investment Professionals

The success of the Fund will depend on the ability of the Advisers and their respective affiliates to identify and consummate suitable investments and to dispose of investments of the Fund at a profit. The Advisers and their respective affiliates will rely on the skill and expertise of the Fund’s investment team, and others providing investment and other advice and services with respect to the Fund. There can be no assurance that these key investment professionals or other persons will continue to be associated with or available to the relevant Adviser or its affiliates throughout the life of the Fund. The loss or reduction of the services of one or more of such persons could have an adverse impact on the Fund. See “Management of the Fund.”

Furthermore, although each Adviser’s team members and other investment professionals intend to devote sufficient time to the Fund so that it can carry out its proposed activities, certain of the Advisers’ respective team members may also be responsible for the day-to-day activities and investments of certain other funds, investment vehicles and accounts, as further described in “Potential Conflicts of Interest” below.

Except for rights under the 1940 Act and our charter, investors generally have no right or power to take part in the management of the Fund, and as a result, the investment performance of the Fund will depend on the actions of the Advisers. In addition, certain changes in one or more of the Advisers or their respective affiliates or circumstances relating to the Advisers or their affiliates may have an adverse effect on the Fund or one or more of its real estate and real estate-related assets including potential acceleration of credit facilities.

Finally, although each Adviser expects to have access to the appropriate resources, relationships, and expertise, there can be no assurance that such resources, relationships, and expertise will be available for every transaction. In addition, investment professionals and committee members may be replaced or added, and management, operating, and investment procedures may be modified at any time.

Delay in Use of Proceeds Risk

Although the Fund currently intends to invest the proceeds from any sale of the Common Stock offered hereby as soon as practicable, such investments may be delayed if suitable investments in Underlying Funds are unavailable at the time. Pending investment, the net proceeds of the offering may be invested in permitted temporary investments, which include short-term U.S. government securities, bank certificates of deposit and other short-term liquid investments. The rate of return on these investments, which affects the amount of cash available to make distributions, may be less than the return obtainable from the type of investments in the real estate industry the Fund seeks to originate or acquire. Such investments may also make it more difficult for us to qualify as a [ ]. Therefore, delays the Fund encounters in the selection, due diligence and acquisition of investments would likely limit its ability to pay distributions and lower overall returns. In the event we are unable to find suitable investments such temporary investments may be maintained for longer periods which would be dilutive to overall investment returns. This could cause a substantial delay in the time it takes for your investment to realize its full potential return.

Best Efforts Offering Risk

This offering is being made on a “best efforts” basis, meaning the Distributor and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to sell any of the shares. If we are unable to raise at least a minimum of $25 million in net proceeds, after expenses, in this offering, we will be limited in the number and type of investments we make, and the value of your investment in us will be more dependent on the performance of any of the specific assets we acquire. Further, if we are unable to raise at least a minimum of $25 million in net proceeds, after expenses, in this offering, we expect to promptly return all subscription payments received from investors as of such date and will stop offering Common Stock. In the event of the liquidation, dissolution or winding up of the Fund, stockholders are entitled to receive the then-current NAV per share of the assets legally available for distribution to the Fund’s stockholders, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of outstanding shares of any other class or series of the Fund’s stock.

Competition Risk

Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. The Fund’s profitability depends, in large part, on its ability to acquire target assets at attractive prices. In acquiring its target assets, the Fund will compete with a variety of institutional investors, including specialty finance companies, public and private funds (including other funds managed by the Advisers), REITs, commercial and investment banks, commercial finance and insurance companies and other financial institutions. Also, as a result of this competition, desirable investments in the Fund’s target assets may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that it will be able to identify and make investments that are consistent with its investment objective. The Fund cannot assure you that the competitive pressures it faces will not have a material adverse effect on its business, financial condition and results of operations or the Fund’s ability to locate, consummate and exit investments that satisfy its investment objective.

Non-Diversification Risk

As a non-diversified investment company, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by events impacting a single investment, geographic location, security or investment type. In addition, the Fund has not established any investment criteria limiting the geographic concentration of its real estate investments and does not plan to establish any investment criteria to limit its exposure to these risks for future investments. As a result, the Fund’s investments in real estate-related instruments may be overly concentrated in certain geographic areas and the Fund may experience losses as a result. Additionally, the Fund is not limited in the size of any Underlying Fund investment it may make and certain of its investments may represent a significant percentage of the Fund’s assets. Any such investment may carry the risk associated with a significant asset concentration. Such risks could cause the Fund to experience a material adverse effect, which would result in the value of a stockholder’s investment in the Fund being diminished.

Additionally, an Underlying Fund may focus on a particular industry, sector within the real estate industry, or geographic location, which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if the investments had been made in a broader range of industries, sectors or geographic locations.

Illiquid Investment Risk

Many of the Fund’s and the Underlying Funds’ investments will be illiquid, including the Underlying Fund’s real estate investments. A variety of factors could make it difficult for the Fund or an Underlying Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s stockholders. Neither the Fund nor the Underlying Funds can predict whether it will be able to sell any asset for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to such Underlying Fund or to the Fund. Neither the Fund nor the Underlying Funds can predict the length of time needed to find a willing purchaser and to close the sale of an asset. The Fund or an Underlying Fund may be required to expend cash to correct defects or to make improvements before an asset can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements. As a result, the Fund’s and Underlying Funds’ ability to sell investments in response to changes in economic and other conditions could be limited. Limitations on the Fund’s and Underlying Funds’ respective abilities to respond to adverse changes in the performance of its investments may have a material adverse effect on such Fund’s, or Underlying Funds’, business, financial condition and results of operations and its ability to make distributions.

Real Estate Investment Risk

Investment in the Fund exposes stockholders to the risks associated with investments in the Underlying Funds and the various real estate equity and debt strategies which such Underlying Funds utilize, including, but not limited to, the risk that portfolio investments do not succeed, as well as the risks of limited diversification, leverage, limited liquidity, and uncertain valuations. The Fund’s investments in Underlying Funds will be subject to the risks inherent in the ownership and operation of real estate and real estate-related businesses and assets. These risks include, but are not limited to:

•	the burdens of ownership of real property;
•	general and local economic conditions (such as an oversupply of space or a reduction in demand for space);
•	the supply and demand for properties (including competition based on rental rates);
•	energy and supply shortages;
•	fluctuations in average occupancy and room rates;
•	the attractiveness, type and location of the properties and changes in the relative popularity of different types of properties (e.g., commercial, residential, etc.) as an investment;
•	the financial condition and resources of tenants, buyers and sellers of properties;
•	increased mortgage defaults;
•	the quality of maintenance, insurance and management services;
•	changes in the availability of debt financing which may render the sale or refinancing of properties difficult or impracticable;
•	changes in building, environmental and other laws and/or regulations (including those governing usage and improvements), fiscal policies and zoning laws;
•	changes in real property tax rates;
•	changes in interest rates and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable;
•	changes in operating costs and expenses;
•	uninsured losses or delays from casualties or condemnation;
•	negative developments in the economy that depress travel or leasing activity;
•	environmental liabilities;
•	contingent liabilities on disposition of assets;
•	uninsured or uninsurable casualties;
•	acts of God, including earthquakes, hurricanes and other natural disasters;
•	social unrest and civil disturbances, epidemics, pandemics or other public crises;
•	terrorist attacks and war;
•	risks and operating problems arising out of the presence of certain construction materials, structural or property level latent defects, work stoppages, shortages of labor, strikes, union relations and contracts, fluctuating prices and supply of labor and/or other labor-related factor; and
•	other factors which are beyond the control of the Fund, the Underlying Funds, the Advisers and their respective affiliates.

In addition, the Underlying Funds’ investments will be subject to various risks which could cause fluctuations in occupancy, rental rates, operating income and expenses or which could render the sale or financing of its properties difficult or unattractive. For example, following the termination or expiration of a tenant’s lease, there may be a period of time before an Underlying Fund which holds such lease will begin receiving rental payments under a replacement lease. During that period, the Underlying Fund, and by extension, the Fund, will continue to bear fixed expenses such as interest, real estate taxes, maintenance and other operating expenses. In addition, declining economic conditions may impair an Underlying Fund’s ability to attract replacement tenants and achieve rental rates equal to or greater than the rents paid under previous leases. Increased competition for tenants may require an Underlying Fund to make capital improvements to properties which would not have otherwise been planned. Ultimately, to the extent that an Underlying Fund is unable to renew leases or re-let space as leases expire, decreased cash flow from tenants will result, which could adversely impact the Underlying Fund’s operating results.

Repurchase Offers Risk

As described under “Repurchases” below, the Fund is an interval fund and, in order to provide liquidity to stockholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Stock at NAV, subject to approval of the Board of Trustees. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Stock at NAV, pursuant to Rule 23c-3 under the 1940 Act. We believe that these repurchase offers are generally beneficial to the repurchases and will be for at least 5% and not more than 25% of our outstanding Common Stock at NAV, pursuant to Rule 23c-3 under the 1940 Act. We believe that these repurchase offers are generally beneficial to our stockholders, and repurchases generally will be funded from available cash, borrowings, or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect our ability to be fully invested or force us to maintain a higher percentage of our assets in liquid investments, which may harm our investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Stock would compound the adverse effects of leverage in a declining market. In addition, to the extent the Fund borrows to finance repurchases, interest on that borrowing will negatively affect stockholders who do not tender their Common Stock by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if stockholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Stock tendered on a pro rata basis, and stockholders will have to wait until the next repurchase offer to make another repurchase request. As a result, stockholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Notwithstanding the foregoing, the Fund may in its sole discretion and for administrative convenience accept all Common Stock tendered for repurchase by stockholders who own less than 100 shares of Common Stock and who tender all of their Common Stock before prorating other amounts tendered. Some stockholders, in anticipation of proration, may tender more Common Stock than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of the Fund’s Common Stock tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Stock is determined. In addition, the repurchase of Common Stock by the Fund will be a taxable event to stockholders, potentially even to those stockholders that do not participate in the repurchase.

Epidemics and Pandemics Risk

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and the Coronavirus. In December 2019, an initial outbreak of the Coronavirus was reported in Hubei, China. Since then, a large and growing number of cases have been confirmed around the world. The Coronavirus outbreak has resulted in numerous deaths and the imposition of both local and more widespread “work from home” and other quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale. The World Health Organization has declared the Coronavirus outbreak a pandemic.

The ongoing spread of the Coronavirus has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. The Coronavirus outbreak could adversely impair the Fund’s net investment income, NAV, liquidity, ability to make new investments, ability to obtain financing on attractive terms or at all, ability to value its assets, ability to pay distributions and ability to satisfy repurchase requests. For example, the Coronavirus has had a significant impact on the CMBS market, which has been exposed to selling pressure and concern over market fundamentals, and has also impacted commercial real estate, which has become exposed to increased risk of tenant defaults and/or rent deferral. Certain asset classes, such as hotels and retail, have seen widespread closures or reduced operations. The operations of the Advisers (including those relating to the Fund) could be adversely impacted, including through quarantine measures and travel restrictions imposed on the Advisers’ personnel or service providers based or temporarily located in affected countries, or any related health issues of such personnel or service providers. Any of the foregoing events could materially and adversely affect the Fund’s ability to source, manage and divest its investments and its ability to fulfill its investment objective. Similar consequences could arise with respect to other comparable infectious diseases.

Commercial Real Estate Industry Risk

To the extent the Fund invests in Underlying Funds which in turn invest in commercial real estate opportunities, the Fund’s business and operations will be dependent on the commercial real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause the Underlying Funds, and by extension the Fund, to experience an increase in the number of private commercial real estate investments that result in losses, including delinquencies, non-performing assets and a decrease in the value of the property or, in the case of real estate debt and traded real estate-related securities, collateral which secures its investments, all of which could adversely affect the Underlying Fund’s results of operations. An Underlying Fund may need to establish significant provisions for losses or impairment, and be forced to sell assets at undesirable prices, which may result in the Underlying Fund’s NAV, and by extension the Fund’s, declining and the Underlying Fund incurring substantial losses. Additionally, economic conditions can negatively impact the businesses of tenants of an Underlying Fund’s private commercial real estate investments, which in turn could cause the Underlying Fund to experience increased delinquencies or decreasing rents, either of which would negatively impact such Underlying Fund’s, and by extension the Fund’s, income.

These conditions may increase the volatility of the value of private commercial real estate investments made by the Fund. These developments also may make it more difficult for the Fund to accurately value its investments or to sell its investments on a timely basis. These developments, including rising interest rates, could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns. Such developments could, in turn, diminish significantly the Fund’s revenue from investments and adversely affect the Fund’s NAV.

Private Commercial Real Estate Risk

To the extent an Underlying Fund invests in private commercial real estate opportunities, the Underlying Fund, and by extension the Fund, will be subject to certain risks associated with such properties. Lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce an Underlying Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Underlying Fund’s results of operations.

An Underlying Fund’s financial position and its ability to make distributions may also be adversely affected by financial difficulties experienced by any major tenants, including bankruptcy, insolvency or a general downturn in the business, or in the event any major tenants do not renew or extend their relationship as their lease terms expire. A tenant in bankruptcy may be able to restrict the ability to collect unpaid rents or interest during the bankruptcy proceeding. Furthermore, dealing with a tenants’ bankruptcy or other default may divert management’s attention and cause the Underlying Fund to incur substantial legal and other costs, which in turn may impact the returns that we receive from such Underlying Fund.

An Underlying Fund’s investments in real estate will be pressured in challenging economic and rental market conditions. If an Underlying Fund is unable to re-let or renew leases for all or substantially all of the space at these properties, if the rental rates upon such renewal or re-letting are significantly lower than expected, or if the Underlying Fund’s reserves for these purposes prove inadequate, the Underlying Fund will experience a reduction in net income and may be required to reduce or eliminate cash distributions.

An Underlying Fund may obtain only limited warranties when it purchases an equity investment in private commercial real estate. The purchase of properties with limited warranties increases the risk that the Underlying Fund may lose some or all of its invested capital in the property, as well as the loss of rental income from that property if an issue should arise that decreases the value of that property and is not covered by the limited warranties. If any of these results occur, it may have a material adverse effect on the Underlying Fund’s business, financial condition and results of operations and the Underlying Fund’s ability to make distributions.

Prime Single Tenant Risk

To the extent an Underlying Fund invests in leased properties, or in securities collateralized by leases, such Underlying Fund will depend on its tenants for revenue, and therefore the Underlying Fund’s revenue will be dependent on the success and economic viability of its tenants. Certain of an Underlying Fund’s investments in prime single tenant properties may be leased out to single tenants that the Underlying Fund’s Underlying Fund Manager believes have favorable credit profiles and/or performance attributes supporting highly visible long-term cash flows. Adverse impacts to such tenants, including as a result of changes in market or economic conditions, natural disasters, outbreaks of an infectious disease, pandemic or any other serious public health concern, political events or other factors that may impact the operation of these properties, may have negative effects on the Underlying Fund’s, and by extension our, business and financial results. As a result, such tenants may in the future be, required to suspend operations at such properties for what could be an extended period of time. Further, if such tenants default under their leases, we may not be able to promptly enter into a new lease or operating arrangement for such properties, rental rates or other terms under any new leases or operating arrangement may be less favorable than the terms of the current lease or operating arrangement or we may be required to make capital improvements to such properties for a new tenant, any of which could adversely impact the Underlying Fund’s, and by extension our, operating results.

Litigation Risk

In the ordinary course of its business, an Underlying Fund may be subject to litigation from time to time. The outcome of such proceedings may materially adversely affect the value of the Underlying Fund and may continue without resolution for long periods of time, which in turn may impact the value of our portfolio to the extent we invest in such Underlying Fund. Any litigation may consume substantial amounts of an Underlying Fund Manager’s time and attention, and that time and the devotion of these resources to litigation may, at times, be disproportionate to the amounts at stake in the litigation.

The acquisition, ownership and disposition of real properties carries certain specific litigation risks. Litigation may be commenced with respect to a property acquired by an Underlying Fund or its subsidiaries in relation to activities that took place prior to the Underlying Fund’s acquisition of such property. In addition, at the time of disposition of an individual property, a potential buyer may claim that it should have been afforded the opportunity to purchase the asset or alternatively that such potential buyer should be awarded due diligence expenses incurred or statutory damages for misrepresentation relating to disclosure made, if such buyer is passed over in favor of another as part of the Underlying Fund’s efforts to maximize sale proceeds. Similarly, successful buyers may later sue an Underlying Fund under various damage theories, including those sounding in tort, for losses associated with latent defects or other problems not uncovered in due diligence.

Insurance Risk

Certain types of losses, generally of a catastrophic nature, such as earthquakes, floods and hurricanes may be uninsurable or not economically insurable. An Underlying Fund may not obtain, or be able to require tenants to obtain certain types of insurance if it is deemed commercially unreasonable. Under such circumstances, the insurance proceeds, if any, might not be adequate to restore the economic value of the property, which might decrease the value of the property. As a result, the insured company could lose its investments in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Underlying Fund’s, and by extension the Fund’s, investment performance.

Environmental Risk

An Underlying Fund may be exposed to substantial risk of loss arising from investments involving undisclosed or unknown environmental, health or occupational safety matters, or inadequate reserves, insurance or insurance proceeds for such matters that have been previously identified. Under various U.S. federal, state and local and non-U.S. laws, ordinances and regulations, an owner of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances on or in such property. Such laws may also impose joint and several liability, which can result in a party being obligated to pay for greater than its share, or even all, of the liability involved. Such liability may also be imposed without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances and may be imposed on the owner in connection with the activities of a tenant at the property. The cost of any required remediation and the owner’s liability therefore as to any property are generally not limited under such laws and could exceed the value of the property and/or the aggregate assets of the owner. The presence of such substances, or the failure to properly remediate contamination from such substances, would adversely affect the owner’s ability to sell the real estate or to borrow funds using such property as collateral, which could have an adverse effect on the Underlying Fund’s return from such investment. Environmental claims with respect to a specific investment could exceed the value of such investment, and under certain circumstances, subject the other assets of the Underlying Fund to such liabilities. In addition, some environmental laws create a lien on contaminated property in favor of governments or government agencies for costs they incur in connection with the contamination.

The ongoing presence of environmental contamination, pollutants or other hazardous materials on a property (whether known at the time of acquisition or not) could also result in personal injury (and associated liability) to persons on the property and persons removing such materials, future or continuing property damage (which would adversely affect property value) or claims by third parties, including as a result of exposure to such materials through the spread of contaminants.

In addition, an Underlying Fund’s operating costs and performance may be adversely affected by compliance obligations under environmental protection statutes, rules and regulations relating to investments of the Underlying Fund, including additional compliance obligations arising from any change to such statutes, rules and regulations. Statutes, rules and regulations may also restrict development of, and use of, property. Certain clean-up actions brought by governmental agencies and private parties could also impose obligations in relation to an Underlying Fund’s investments and result in additional costs to the Underlying Fund. If an Underlying Fund is deemed liable for any such environmental liabilities and is unable to seek recovery against its tenant, the Underlying Fund’s, and by extension the Fund’s, business, financial condition and results of operations could be materially and adversely affected, and the amount available to make distributions could be reduced.

Further, even in cases where an Underlying Fund is indemnified by the seller with respect to an investment against liabilities arising out of violations of environmental laws and regulations, there can be no assurance as to the financial viability of the seller to satisfy such indemnities or the ability of the Underlying Fund to achieve enforcement of such indemnities.

Joint Venture Risk

Each of the Fund and the Underlying Funds may in the future enter into joint ventures with third parties to make their respective investments. An Underlying Fund, or the Fund, as appropriate, may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

•	the joint venture partner in an investment could become insolvent or bankrupt;
•	fraud or other misconduct by the joint venture partner;
•	the Underlying Fund, or the Fund, as appropriate, may share decision-making authority with its joint venture partner regarding certain major decisions affecting the ownership of the joint venture and the joint venture property, such as the sale of the property or the making of additional capital contributions for the benefit of the property, which may prevent such Underlying Fund, or the Fund, as appropriate, from taking actions that are opposed by its joint venture partner;
•	under certain joint venture arrangements, neither party may have the power to control the venture and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the joint venture, which could adversely impact the operations and profitability of the joint venture and/or the amount and timing of distributions the Underlying Fund, and by extension the Fund, receives from such joint venture;
•	the joint venture partner may at any time have economic or business interests or goals that are or that become in conflict with the Underlying Fund’s, or the Fund’s, as appropriate, business interests or goals, including, for instance, the operation of any properties owned by the Underlying Fund;
•	to the extent the Fund enters into a joint venture, its joint venture partner may be structured differently than the Fund for tax purposes and this could create conflicts of interest and risk to the Fund’s ability to qualify as a [ ];
•	the Underlying Fund or Fund, as appropriate, may rely upon its joint venture partner to manage the day-to-day operations of the joint venture and underlying assets, as well as to prepare financial information for the joint venture and any failure to perform these obligations may have a negative impact on the Underlying Fund’s, and by extension the Fund’s, performance and results of operations;
•	the joint venture partner may experience a change of control, which could result in new management of the joint venture partner with less experience or conflicting interests to the Underlying Fund, or the Fund, as appropriate, and be disruptive to the Underlying Fund’s, or the Fund’s, business;
•	such joint venture partner may be in a position to take action contrary to the Underlying Fund’s, or the Fund’s, as appropriate, instructions or requests or contrary to the Underlying Fund’s, or the Fund’s, policies or objectives, including potentially, with respect to any joint ventures in which the Fund participates, the Fund’s policy with respect to maintaining its qualification as a [ ];
•	the terms of the joint ventures could restrict the Underlying Fund’s, or the Fund’s, as appropriate, ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity;

•	the joint venture partner or the Underlying Fund, or the Fund, as appropriate, may have the right to trigger a buy-sell arrangement, which could cause the Underlying Fund, or the Fund, as appropriate, to sell its interest, or acquire its partner’s interest, at a time when the Underlying Fund, or the Fund, otherwise would not have initiated such a transaction;
•	the joint venture partner may not have sufficient personnel or appropriate levels of expertise to adequately support the Underlying Fund’s, or the Fund’s, as appropriate, initiatives; and
•	with respect to joint ventures in which the Fund participates, to the extent it is permissible under the 1940 Act for the Fund to partner with other vehicles advised by one or more of the Advisers, such Adviser(s) may have conflicts of interest that may not be resolved in the Fund’s favor.

In addition, disputes between an Underlying Fund, or the Fund, as appropriate, and its joint venture partner may result in litigation or arbitration that would increase the Underlying Fund’s, and by extension the Fund’s, expenses and prevent the Underlying Fund’s officers and trustees from focusing their time and efforts on the Underlying Fund’s business. Any of the above might subject an Underlying Fund, or the Fund, as appropriate, to liabilities and thus reduce its returns on the investment with the joint venture partner. An Underlying Fund, or the Fund, as appropriate, may at times enter into arrangements that provide for unfunded commitments and, even when not contractually obligated to do so, may be incentivized to fund future commitments related to its investments.

Recourse Financings Risk

In certain cases, financings for an Underlying Fund’s real estate properties may be recourse to the Underlying Fund. Generally, commercial real estate financings are structured as non-recourse to the borrower, which limits a lender’s recourse to the property pledged as collateral for the loan, and not the other assets of the borrower or to any parent of borrower, in the event of a loan default. However, lenders customarily will require that a creditworthy parent entity enter into so-called “recourse carveout” guarantees to protect the lender against certain bad-faith or other intentional acts of the borrower in violation of the loan documents. A “bad boy” guarantee typically provides that the lender can recover losses from the guarantors for certain bad acts, such as fraud or intentional misrepresentation, intentional waste, willful misconduct, criminal acts, misappropriation of funds, voluntary incurrence of prohibited debt and environmental losses sustained by the lender. In addition, “bad boy” guarantees typically provide that the loan will be a full personal recourse obligation of the guarantor, for certain actions, such as prohibited transfers of the collateral or changes of control and voluntary bankruptcy of the borrower. These financing arrangements with respect to an Underlying Fund’s investments generally require “bad boy” guarantees from the Underlying Fund and/or certain of the Underlying Fund’s subsidiaries and in the event that such a guarantee is called, the Underlying Fund’s assets could be adversely affected. The “bad boy” guarantees adopted by the Underlying Funds in which we invest could apply to actions of the joint venture partners associated with such investments. While the Advisers expect that the Underlying Fund Managers will negotiate indemnities from such joint venture partners to protect against such risks, there remains the possibility that the acts of such joint venture partner could result in liability to the Underlying Funds under such guarantees and, by extension, could negatively impact the performance of the Fund. An Underlying Fund may provide “bad boy” guarantees on behalf of other funds, investment vehicles and accounts investing alongside the Underlying Fund and as such guarantees are not for borrowed money, they will typically not be included under such Underlying Fund’s leverage limitations.

Valuation Risk

The price an Underlying Fund pays for its real estate investments will be based on its Underlying Fund Manager’s projections of, among other factors, market demand, occupancy levels, rental income, the costs of any development, redevelopment or renovation of a property, borrower expertise and other factors. If any of the Underlying Fund Manager’s projections are inaccurate or it ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Underlying Fund’s, and by extension the Fund’s, investment may be lower than expected and could experience losses. For purposes of calculating NAV, while the valuations of those Underlying Funds which are publicly traded will generally be readily ascertainable, we expect that Underlying Fund Managers which hold real estate and other similarly illiquid and non-traded investments will initially value such holdings at cost, which will represent fair value at that time, and will thereafter derive the value of such properties from other sources such as independent property appraisals. The Fund will generally depend on the Underlying Fund Manager to the Underlying Funds in which the Fund invests to provide a valuation of the Fund’s investment in such Underlying Fund.

[The Board is responsible for the valuation process and has delegated the supervision of the [daily] valuation process to the Adviser. Our Board has adopted policies and procedures for determining the fair value of the Fund’s assets[, and has delegated responsibility for applying the valuation policies to the Adviser, subject to oversight by the Board.] The valuation procedures adopted by our Board provide that [the Adviser] will value our investments in Underlying Funds at fair value. We expect that the fair value of such investments will ordinarily be the capital account value of our interest in the Underlying Fund as provided by the relevant Underlying Fund Manager as of or prior to the valuation date, through that value may be adjusted for any other relevant information available at the time we value our portfolio. We expect that a substantial majority of the Underlying Funds in our portfolio with be interests for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology, or that provides a valuation or methodology that, in the judgment of our Advisers or Board, does not represent fair value. The valuation methodologies will also involve assumptions and opinions about future events, which may or may not materialize. Valuations and appraisals of the Fund’s or an Underlying Fund’s real estate investments, if any, will be only estimates of fair value. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Advisers and the Fund’s independent valuation advisors. Valuations and appraisals of any real estate investments are typically only conducted on a periodic basis. If the relevant asset’s value changes after such appraisal, it will be difficult for an Underlying Fund or the Fund, as appropriate, to quantify the impact of such change and the necessary information to make a full assessment of the value may not be immediately available, which may require an Underlying Fund Manager or an Adviser to make an assessment of fair value with incomplete information. The participation of our Advisers in our valuation process could result in a conflict of interest, since the Management Fee and Sub-Adviser Management Fee are each based on our net assets. A material change in the fair value of one or more of our investments, or in the fair value of one or more of the holdings of an Underlying Fund in which we invest, may have a material impact on our overall NAV, resulting in a sudden increase or decrease to our NAV per share. Further, valuations do not necessarily represent the price at which an asset would sell, since market prices of assets can only be determined by negotiation between a willing buyer and seller. As such, the carrying value of an asset may not reflect the price at which the asset could be sold in the market, and the difference between carrying value and the ultimate sales price could be material. In addition, accurate valuations are more difficult to obtain in times of low transaction volume because there are fewer market transactions that can be considered in the context of the appraisal. It also may be difficult to reflect fully and accurately rapidly changing market conditions or material events that may impact the value of any real property or similarly illiquid or non-traded investments between valuations, or to obtain complete information regarding any such events in a timely manner. For example, an unexpected termination or renewal of a material lease, a material increase or decrease in vacancies, an unanticipated structural or environmental event at a property or material changes in market, economic and political conditions globally and in the jurisdictions and sectors in which a property operates, may cause the value of a property to change materially, yet obtaining sufficient relevant information after the occurrence has come to light and/or analyzing fully the financial impact of such an event may be difficult to do and may require some time. As a result, our NAV per share may not reflect a material event until such time as sufficient information is available and the impact of such an event on an investment’s valuation is evaluated, such that our NAV may be appropriately updated in accordance with our valuation guidelines. The Adviser will rely on the independent valuation advisors’ appraisals in determining the fair value of any investments for which a market quotation is not readily available. There will be no retroactive adjustment in the valuation of such assets, the offering price of the Common Stock, the price the Fund paid to repurchase Common Stock or NAV-based fees the Fund paid to the Adviser and the Distributor to the extent such valuations prove to not accurately reflect the realizable value of the Fund’s assets. Because the price you will pay for Common Stock in this offering, and the price at which your shares may be repurchased in quarterly repurchase offers by the Fund, are based on NAV per share of Common Stock, you may pay more than realizable value or receive less than realizable value for your investment.

Risks Related to Specific Private Commercial Real Estate Property Types

The Fund expects that the Underlying Funds may invest in a variety of private commercial real estate property types, including multifamily, industrial, office, and select specialty sectors, which may expose the Underlying Funds, and by extension the Fund, to risks. For example, an Underlying Fund’s investments in multifamily properties may be affected by declining rents or may incur vacancies either by the expiration and non-renewal of tenant leases or the continued default of tenants under their leases, resulting in reduced revenues and less cash available to distribute to the Underlying Fund’s stockholders, including the Fund. Fluctuations in manufacturing activity in the United States may adversely affect the tenants of an Underlying Fund’s industrial properties and therefore the demand for and profitability of its industrial properties. Office properties are subject to risks that the tenants of those office properties face, including the overall health of the economy, the possibility of a downturn in the businesses operated by the tenants, lack of demand or obsolescence of the products or services provided by the tenants, and the non-competitiveness of the office tenants relative to their competitors. Specialty properties are subject to risks specific to their specialty use. For example, student housing properties are subject to seasonality and increased leasing risk and may be adversely affected by a change in university admission policies.

Mortgage Loan Risk

The Underlying Funds may acquire or may originate senior mortgage loans which are generally loans secured by a first mortgage lien on a commercial property and are subject to risks of delinquency and foreclosure and risks of loss. that are greater than similar risks associated with loans made on the security of single-family residential property. In addition, certain of the mortgage loans in which an Underlying Fund invests may be structured so that all or a substantial portion of the principal will not be paid until maturity, which increases the risk of default at that time. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest, civil disturbances, epidemics and other public crises.

In the event of any default under a mortgage loan held directly by an Underlying Fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on the profitability of such Underlying Fund. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law.

Foreclosure of a mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on our anticipated return on the foreclosed mortgage loan. Residential mortgage-backed securities evidence interests in or are secured by pools of residential mortgage loans and commercial mortgage-backed securities evidence interests in or are secured by a single commercial mortgage loan or a pool of commercial mortgage loans. Accordingly, the mortgage-backed securities in which the Underlying Funds invest are subject to all of the risks of the underlying mortgage loans.

Mezzanine Loan Risk

Underlying Funds may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property. These types of investments involve a higher degree of risk than first mortgage lien loans secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, an Underlying Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy such Underlying Fund’s mezzanine loan. If a borrower defaults on an Underlying Fund’s mezzanine loan or debt senior to such Underlying Fund’s loan, or in the event of a borrower bankruptcy, the Underlying Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, an Underlying Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

CMBS Risk

CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by certain property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate asset rather than upon the liquidation value of the underlying real estate. Furthermore, the net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; the solvency of the related tenants; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks; and social unrest, civil disturbances, epidemics and other public crises. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans.

The exercise of remedies and successful realization of liquidation proceeds relating to CMBS is also highly dependent on the performance of the servicer or special servicer. In many cases, overall control over the special servicing of related underlying mortgage loans will be held by a “directing certificate holder” or a “controlling class representative,” which is appointed by the holders of the most subordinate class of CMBS in such series. The Fund or Underlying Fund, as appropriate, may not have the right to appoint the directing certificate holder. In connection with the servicing of the specially serviced mortgage loans, the related special servicer may, at the direction of the directing certificate holder, take actions with respect to the specially serviced mortgage loans that could adversely affect the Fund’s or Underlying Fund’s interests. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

The Advisers will value the Fund’s potential CMBS investments, or, in the case of Underlying Funds which hold CMBS, the Underlying Fund Managers are expected to value CMBS investments, based on loss-adjusted yields, taking into account estimated future losses on the mortgage loans included in the securitization’s pool of loans, and the estimated impact of these losses on expected future cash flows. The Advisers’ or Underlying Fund Managers’ loss estimates may not prove accurate, as actual results may vary from estimates. In the event that an Adviser or Underlying Fund Manager overestimates the pool level losses relative to the price the Fund or Underlying Fund, as appropriate, pays for a particular CMBS investment, the Fund or Underlying Fund may experience losses with respect to such investment. Credit markets, including the CMBS market, have periodically experienced decreased liquidity on the primary and secondary markets during periods of market volatility. Such market conditions could re-occur and would impact the valuations of our investments and impair our ability to sell such investments if we were required to liquidate all or a portion of our CMBS investments quickly. Additionally, certain securities investments, such as horizontal or other risk retention investments in CMBS, may have certain holding period and other restrictions that would limit our and the Underlying Funds’ ability to sell such investments.

RMBS Risk

RMBS are, generally, securities that represent interest in a pools of residential mortgage loans secured by one to four family residential mortgage loans. To the extent an Underlying Fund invests in them, investments in RMBS are subject to the risks of defaults, foreclosure timeline extension, fraud, home price depreciation and unfavorable modification of loan principal amount, interest rate and amortization of principal accompanying the underlying residential mortgage loans. To the extent that assets underlying an Underlying Fund’s investments are concentrated geographically, by property type or in certain other respects, it may be subject to certain of the foregoing risks to a greater extent. In the event of defaults on the residential mortgage loans that underlie an Underlying Fund’s investments in RMBS and the exhaustion of any underlying or any additional credit support, it may not realize its anticipated return on its investments and it may incur a loss on these investments.

The Underlying Funds may also acquire non-agency RMBS, which are backed by residential property but, in contrast to agency RMBS, their principal and interest are not guaranteed by federally chartered entities such as Fannie Mae and Freddie Mac and, in the case of Ginnie Mae, the U.S. government. In addition, the Underlying Funds may invest in government mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated by private lenders and guaranteed by a federal agency, including those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Risks Related to Investments in Publicly Traded REITs

The Fund’s and Underlying Funds’ investments in the securities of publicly traded REITs will be subject to a variety of risks affecting those REITs directly. Share prices of publicly traded REITs may decline because of adverse developments affecting the real estate industry and real property values, including supply and demand for properties, the economic health of the country or of different regions, the strength of specific industries that rent properties and interest rates. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small- or medium-capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency and defaults by borrowers and tenants.

Below Investment Grade (High Yield or Junk) Securities Risk

The Underlying Funds’ investments in traded real estate-related securities (including both direct and indirect investments) may consist of below investment grade securities. Lower-grade securities may be particularly susceptible to economic downturns and are inherently speculative. It is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower-grade securities, though high-yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower-yielding, higher-rated securities. The retail secondary market for lower-grade securities may be less liquid than that for higher-rated securities. Adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower-grade securities, we could lose money on our investment in such Underlying Fund, both in the short term and the long term.

Capital Markets Risk

The Fund expects that certain of the Underlying Funds in which it invests will fund a portion of their respective real estate investments with property-level financing. The Fund’s business may be adversely affected by disruptions in the debt and equity capital markets and institutional lending market in which such Underlying Funds seek such financing, including the lack of access to capital or prohibitively high costs of obtaining or replacing capital. The ongoing spread of the Coronavirus has had, and may continue to have, a material adverse effect on credit markets. There can be no assurance that any financing will be available to the Underlying Funds in the future on acceptable terms, if at all, or that it will be able to satisfy the conditions precedent required to use any credit facilities, if entered into, which could reduce the number, or alter the type, of investments that an Underlying Fund would otherwise make. This may reduce the Underlying Funds’, and by extension the Fund’s, income. To the extent that financing proves to be unavailable when needed, an Underlying Fund may be compelled to modify its investment strategies to optimize the performance of the portfolio. Any failure to obtain financing could have a material adverse effect on the continued development or growth of an Underlying Fund’s business and harm the Underlying Fund’s, and thus the Fund’s, ability to operate and make distributions.

Interest Rate Risk

The Fund’s investments in certain Underlying Funds could expose it to interest rate risk, meaning that changes in prevailing market interest rates could negatively affect the value of such investments. If interest rates increase, so could an Underlying Fund’s interest costs for new debt, including variable rate debt obligations under any credit facility or other financing. This increased cost could make the financing of any acquisition more costly. Rising interest rates could limit an Underlying Fund’s ability to refinance existing debt when it matures or cause it to pay higher interest rates upon refinancing, which would negatively impact liquidity and profitability. In addition, an increase in interest rates could decrease the access third parties have to credit or the amount they are willing to pay for an Underlying Fund’s assets. Factors that will affect market interest rates include, without limitation, inflation, deflation, slow or stagnant economic growth or recession, unemployment, money supply, governmental monetary policies, international disorders and instability in domestic and foreign financial markets.

Changes in the general level of interest rates can affect the Fund’s net interest income, which is the difference between the interest income earned on the Fund’s interest-earning assets and the interest expense incurred in connection with its interest-bearing borrowings and hedges. Changes in the level of interest rates also can affect, among other things, an Underlying Fund’s ability to acquire certain traded real estate-related securities at attractive prices and enter into hedging transactions. Interest rates are highly sensitive to many factors, including governmental monetary and tax policies, domestic and international economic and political conditions, and other factors beyond the Fund’s control. If market interest rates increase further in the future, the interest rate on any variable rate borrowings will increase and will create higher debt service requirements, which would adversely affect the Fund’s cash flow and could adversely impact the Fund’s results of operations. Interest rate changes may also impact the Fund’s or Underlying Funds’ NAV, as certain traded real estate-related securities and hedge derivatives, if any, are marked to market. Generally, as interest rates increase, the value of the Fund’s or an Underlying Fund’s fixed-rate securities decreases, which will decrease the book value of the Fund’s or Underlying Fund’s equity.

Furthermore, shifts in the U.S. Treasury yield curve reflecting an increase in interest rates would also affect the yield required on certain traded real estate-related securities and therefore their value. For instance, increasing interest rates would reduce the value of the fixed-rate assets the Fund holds at the time because the higher yields required by increased interest rates result in lower market prices on existing fixed-rate assets in order to adjust the yield upward to meet the market and vice versa. This would have similar effects on an Underlying Fund’s real estate-related securities portfolio and the Fund’s financial position and operations as a change in interest rates generally.

LIBOR Risk

An Underlying Fund may pay interest under mortgages or credit facilities, and receive interest payments on certain of its real estate-related securities, based on LIBOR, which is the subject of recent national, international and regulatory guidance and proposals for reform. Changes to, or the elimination of, LIBOR may adversely affect interest expense related to borrowings under an Underlying Fund’s credit facilities and real estate-related investments.

On July 27, 2017, the FCA announced that it would phase out LIBOR as a benchmark by the end of 2021 and, in March 2021, the FXA announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. As an alternative to LIBOR, the U.S. Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee composed of large U.S. financial institutions, has identified the Secured Overnight Financing Rate, a new index calculated by short-term repurchase agreements, backed by Treasury securities, as its preferred alternative rate for LIBOR.

While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. If LIBOR ceases to exist, certain Underlying Funds may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond June 30, 2023, depending on the applicable LIBOR tenor and pending the outcome of the LIBOR administrator’s consultation. Such amendments and restructurings may be difficult, costly and time-consuming. In addition, from time to time, an Underlying Fund may invest in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on us, as well as issuers of instruments in which we invest and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on an Underlying Fund’s, and by extension our, business. There could be significant operational challenges for the transition away from LIBOR, including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, the Advisers anticipate there may be additional risks to its current processes and information systems that will need to be identified and evaluated. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined.

Derivatives Risk

The Fund may selectively invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit-linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes. The Fund may invest without limitation in Treasury futures, interest rate swaps, swaptions or similar instruments and combinations thereof. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets or reference rates. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested.

Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance.

Leverage Risk

The Fund may use leverage in connection with its investments and to meet repurchase requests. The Fund will pay (and stockholders will bear) any costs and expenses relating to the use of leverage by the Fund, to the extent that the Fund bears such costs, which will result in a reduction in the NAV of the Common Stock. The Fund’s borrowings may be on a secured or an unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The Fund may enter into one or more lines of credit for purposes of investment purchases, to meet repurchase requests and for other liquidity measures, subject to the limitations of the 1940 Act on borrowings.

Leverage may result in greater volatility of the NAV of, and distributions on, the Common Stock because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from borrowings, if any, are borne entirely by holders of Common Stock. Additionally, Underlying Funds may utilize leverage in their own investment activities. Borrowings of Underlying Funds may not be subject to the limitations on borrowings in the 1940 Act. Accordingly, we may be exposed to the risk of highly leveraged investment programs of certain Underlying Funds. Generally, the use of leverage by Underlying Funds may increase the volatility of the Underlying Funds. Common Stock income may fall if the interest rate on borrowings or the dividend rate on preferred stock, if any, rises, and may fluctuate as the interest rate on borrowings or the dividend rate on any preferred stock varies. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Stock to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Common Stock will be reduced and, if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not so leveraged.

Any decline in the NAV of the Fund will be borne entirely by holders of Common Stock. Therefore, if the market value of the Fund’s portfolio declines, the Fund’s use of leverage will result in a greater decrease in NAV to holders of Common Stock than if the Fund were not leveraged.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the terms of the credit agreements may also require that the Fund pledge some or all of its assets as collateral. Such restrictions may be more stringent than those imposed by the 1940 Act and limit the Fund’s ability to effectively manage its portfolio.

In addition, the Fund may enter into investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 33 1/3% limitation if effected in compliance with applicable SEC rules and guidance. In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed-delivery basis, that may be considered senior securities under the 1940 Act. For-sell protection credit default swaps, the Fund will be required to cover the full notional amount of the swap or treat any such uncovered amount as a senior security. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets, less all liabilities and indebtedness of the Fund not represented by senior securities. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate (including positions in lower-yielding securities), segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. The Fund’s approach to asset segregation and coverage requirements under the rule may differ from those which the Fund would have otherwise used. In addition, Rule 18f-4 may limit the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund. We do not expect to utilize derivatives for investment purposes and, accordingly, expect to operate as a limited derivatives user for purposes of Rule 18f-4. The Underlying Funds in which we invest may invest in derivative instruments, including any of the aforementioned types of instruments. An Underlying Fund may additionally take advantage of opportunities with respect to certain other “synthetic” or derivative instruments which are not presently contemplated by the Fund, or which are not presently available, but which may be developed and which may be subject to significant degrees of risk.

There can be no assurance that the Fund’s leveraging strategy will be successful.

Potential Conflicts of Interest Risk

The Advisers will experience conflicts of interest in connection with the management of the Fund, relating to the allocation of each Adviser’s time and resources between the Fund and other investment activities; the allocation of investment opportunities by the Adviser and its affiliates; compensation to the Advisers; services provided by the Advisers and their affiliates to issuers in which the Fund invests; investments by the Fund and other clients of each Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Advisers; differing recommendations given by an Adviser to the Fund versus other clients; and the Advisers’ use of information gained from issuers in the Fund’s portfolio to aid investments by other clients, subject to applicable law.

In addition, the Advisers’ investment professionals will, from time to time, acquire confidential or material, non-public information concerning an entity in which the Fund has invested, or in which it proposes to invest, and the possession of such information generally will limit the Advisers’ ability to buy or sell particular securities of such entity on behalf of the Fund, thereby limiting the investment opportunities or exit strategies available to the Fund. In addition, holdings in the securities of an issuer by an Adviser or its affiliates will affect the ability of the Fund to make certain acquisitions of, or enter into certain transactions with, such issuer. From time to time, broker-dealers and investment advisers affiliated with the Advisers will also acquire confidential or material non-public information concerning entities in which the Fund has invested, or in which it proposes to invest, which could restrict the Advisers’ ability to buy or sell (or otherwise transact in) securities of such entities, thus limiting investment opportunities or exit strategies available to the Fund. See “Conflicts of Interest.”

Allocation of Investment Opportunities Risk

Certain other existing or future funds, investment vehicles and accounts managed by one or more of the Advisers and their affiliates invest in securities, properties and other assets in which the Fund seeks to invest. The Advisers’ allocation policies are designed to fairly and equitably distribute investment opportunities over time among funds or pools of capital managed by each Adviser and its affiliates. Allocation of identified investment opportunities among the Fund, the Advisers and other investment vehicles advised or managed by the Advisers presents inherent conflicts of interest where demand exceeds available supply. The Advisers believe it is likely that there will be an overlap of investment opportunities for the Fund and other investment vehicles and proprietary accounts advised or managed by the Advisers, and the Fund’s share of investment opportunities may be materially affected by competition from such other investment vehicles and proprietary entities. Investors should note that the conflicts inherent in making such allocation decisions will not always be resolved in favor of the Fund. See “Investment Objective and Strategies—Allocation of Investment Opportunities” and “Conflicts of Interest.”

Cyber-Security Risk and Identity Theft Risk

Increased reliance on internet-based programs and applications to conduct transactions and store data creates growing operational and security risks. Targeted cyber-attacks or accidental events can lead to breaches in computer and data systems security, and subsequent unauthorized access to sensitive transactional and personal information held or maintained by an Adviser, its affiliates, and third-party service providers or counterparties. Any breaches that occur could result in a failure to maintain the security, confidentiality, or privacy of sensitive data, including personal information relating to investors and the beneficial owners of investors, and could lead to theft, data corruption, or overall disruption in operational systems. Criminals could use data taken in breaches in identity theft, obtaining loans or payments under false identities and other crimes that have the potential to affect the value of assets in which the Fund invests. These risks have the potential to disrupt the Advisers’ ability to engage in transactions, cause direct financial loss and reputational damage or lead to violations of applicable laws related to data and privacy protection and consumer protection. Cybersecurity risks also necessitate ongoing prevention and compliance costs.

Anti-Takeover Provisions

The Fund’s charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire the Fund. These provisions may inhibit a change of control in circumstances that could give the stockholders the opportunity to realize a premium over the value of the Common Stock.

Non-U.S. Investment Risks

We may invest in Underlying Funds which invest in real estate located outside of the United States and real estate debt issued in, and/or backed by real estate in, countries outside the United States. Non-U.S. real estate and real estate-related investments involve certain factors not typically associated with investing in real estate and real estate-related investments in the United States, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which such investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between U.S. and non-U.S. real estate markets, including potential price volatility in and relative illiquidity of some non-U.S. markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (v) certain economic, social and political risks, including potential exchange-control regulations, potential restrictions on non-U.S. investment and repatriation of capital, the risks associated with political, economic or social instability, including the risk of sovereign defaults, regulatory change, and the possibility of expropriation or confiscatory taxation or the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, and adverse economic and political developments; (vi) the possible imposition of non-U.S. taxes on income and gains and gross sales or other proceeds recognized with respect to such investments; (vii) differing and potentially less well-developed or well-tested corporate laws regarding stakeholder rights, creditors’ rights (including the rights of secured parties), fiduciary duties and the protection of investors; (viii) different laws and regulations including differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (ix) political hostility to investments by foreign investors; (x) less publicly available information; (xi) obtaining or enforcing a court judgement abroad; (xii) restrictions on foreign investment in other jurisdictions; and (xiii) difficulties in effecting repatriation of capital. Furthermore, while we may have the capacity, but not the obligation, to mitigate such additional risks to the extent that we invest in such non-U.S. investments, including through the utilization of certain foreign exchange hedging instruments, there is no guarantee that we will be successful in mitigating such risks and in turn may introduce additional risks and expenses linked to such efforts.

Property Manager Risk

It is anticipated that the Underlying Fund Managers will typically hire property managers to manage the properties in which the corresponding Underlying Fund(s) invest, as well as leasing agents to lease vacancies in such properties. These property managers may be affiliates of the Underlying Fund Managers or partners in joint ventures into which such Underlying Fund Managers enter. The property managers have significant decision-making authority with respect to the management of properties in which the Underlying Funds, and, by extension the Fund, invest. Our ability to direct and control how our properties are managed on a day-to-day basis may be limited because we do not engage such management entities on a direct basis. Thus, the success of our business may depend in large part on the ability of the Underlying Fund Managers’ hired property managers to manage the day-to-day operations of such properties and the ability of their leasing agents to lease vacancies in such properties. To the extent permitted by the 1940 Act, such property managers may also be affiliated with the Underlying Fund Manager that oversees the Underlying Fund investing in such properties, which could result in conflicts of interest. Any adversity experienced by, or problems in our relationship with, the property managers or leasing agents selected by an Underlying Fund Manager could adversely impact the operation and profitability of the underlying properties and, by extension, our performance.

Tax Risks and Risks Related to the Fund’s [ ] Status

[To be provided by amendment.]

CONFLICTS OF INTEREST

The Advisers and their affiliates, including our officers and some of our trustees, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of the stockholders. The Adviser and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the Adviser to earn increased Management Fees (or, in the case of the Sub-Adviser, increased Sub-Adviser Management Fees).

The Advisers’ professionals’ time and resources may be diverted due to obligations they have to other clients. The Advisers’ professionals serve or may serve as officers, trustees, or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of the Fund’s stockholders. Our investment objective may overlap with the investment objective of such investment funds, accounts or other investment vehicles. For example, we rely on the Advisers to manage our day-to-day activities and to implement our investment strategy. The Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, the Advisers, their personnel and certain of their affiliates will have conflicts of interest in allocating their time and resources between our activities and other activities in which they are or may become involved, including (in the case of the Adviser) the management of other investment vehicles on the Private Wealth Group platform. Our Advisers and their personnel will devote only as much of its or their time and resources to our business as our Advisers and their personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time and resources.

Furthermore, the Advisers and their affiliates may have existing business relationships or access to material, non-public information that may prevent them from recommending investment opportunities that would otherwise fit within our investment objective. These activities could be viewed as creating a conflict of interest in that the time, effort, and ability of the members of the Advisers and their affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of the Advisers and their affiliates.

We may face additional competition due to the fact that individuals associated with the Advisers are not prohibited from raising money for or managing another entity that makes the same types of investments that we target. The Advisers’ professionals are not prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. For example, certain professionals of the Adviser are simultaneously providing advisory services to other affiliated entities, including the management of other investment vehicles on the Private Wealth Group platform. As a result, we may compete with any such investment entity for the same investors and investment opportunities. We will be unable to participate in certain transactions originated by the Adviser or its affiliates unless we receive co-investment exemptive relief from the SEC and, prior to the receipt of such relief, we may only engage in such co-investment opportunities in accordance with existing regulatory guidance. To the extent that we are able to make co-investments with the Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. We could be limited in our ability to invest in certain investments in which the Sub-Adviser or any of its affiliates are investing or are invested.

Affiliates of the Advisers have no obligation to make their originated investment opportunities available to the Advisers, as applicable, or to us, and such opportunities may be provided to affiliates of the Advisers. To mitigate the foregoing conflicts, the Advisers and their affiliates will seek to allocate investment opportunities on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

MANAGEMENT OF THE FUND

Board of Trustees

The responsibilities of the Board include, among other things, the oversight of the Advisers’ investment activities, oversight of the Advisers’ financing arrangements and corporate governance activities. The Board currently has [an audit committee and a nominating committee] and may establish additional committees from time to time, as necessary. As is the case with virtually all registered investment companies, the Fund’s service providers, primarily the Adviser, the Sub-Adviser and their respective affiliates, have responsibility for the Fund’s day-to-day management, subject to the investment objective, restrictions and policies of the Fund and to the general oversight of the Board.

The Board of Trustees is currently composed of [five] trustees. A majority of the trustees are not “interested persons” of the Fund (as defined in the 1940 Act). The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Adviser

PW Advisors LLC, a registered investment adviser under Advisers Act serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement with the Fund. Subject to the overall supervision of the Board, our Adviser oversees our day-to-day operations and provides us with investment advisory services. The Adviser is wholly owned by [PWCo.] and is an indirect wholly owned subsidiary of [ ]. The Adviser was established in 2022. [PWCo.] was incorporated as a Delaware limited liability company on July 21, 2021. The Adviser’s principal place of business is 6710 E. Camelback Rd, Suite 100, Scottsdale, AZ 85251.

The Adviser believes that real estate investments can provide significant benefits to investor portfolios. Many investors have not adopted an allocation to real estate, whether due to the perceived complexity of the asset class, the typically onerous subscription processes, or a lack of guidance as to how to use real estate in investor portfolios.

The Adviser is seeking to enable more investors to adopt real estate by providing products optimized for a particular characteristic of real estate (income in the case of the Fund) that utilize all of the portfolio management tools available to attempt to achieve the product’s investment objective. Further, the Adviser focuses on providing investors and their professional advisors with guidance and strategies for the effective use of [PWCo.]’s products. Taken together, the Adviser believes these elements will allow more investors to capture the potential investment benefits of adding real estate to their portfolios.

Investment Advisory Agreement

Under the terms of the investment advisory agreement, our Adviser:

●	oversees the Sub-Adviser’s determinations regarding the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
●	oversees how the Sub-Adviser identifies/sources, researches, evaluates, and negotiates the structure of the investments we make;
●	monitors the investments we make;
●	oversees the Sub-Adviser’s determinations regarding the securities and other assets that we will purchase, retain, or sell;
●	uses reasonable efforts to ensure that our investments consist mainly of shares, securities, or currencies (or derivative contracts relating thereto), which for the avoidance of doubt may include loans, notes, and other evidences of indebtedness;
●	oversees the Sub-Adviser’s performance of due diligence on prospective investments; and
●	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require.

Our Adviser’s services under the investment advisory agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fees

Pursuant to the investment advisory agreement, we have agreed to pay the Adviser the Management Fee for investment advisory and management services. For services rendered under the investment advisory agreement, the Management Fee is calculated monthly and payable quarterly in arrears. Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter. The Management Fee will be calculated monthly at a rate of [0.85%] per annum of our net assets at the end each calendar month, and payable quarterly in arrears. Our Adviser will not be entitled to receive any other advisory fees (including any incentive fee) under the investment advisory agreement, other than the Management Fee. The Management Fee is in addition to any asset-based fees and incentive compensation paid or allocated by Underlying Funds and any unaffiliated co-investment real estate investment opportunities sourced by Underlying Fund Managers (collectively, the “Co-Investment Opportunities,” and, together with the Underlying Funds, the “Investment Interests”) to the Underlying Fund Managers and indirectly paid by our investors. The Management Fee for any partial month or quarter will be prorated and adjusted for any share issuances or repurchases during the relevant month or quarter.

We intend to allow purchases of Common Stock by interested trustees, officers and employees of the Fund, the Adviser or an affiliate thereof. Purchases of Common Stock will be offered on the same terms and conditions as Common Stock are offered to non-affiliated investors.

Payment of Expenses

Except as otherwise provided in the investment advisory agreement, the Advisers will each be solely responsible for the compensation of their respective investment professionals and their allocable portion of the compensation of any personnel that provide them operational or administrative services, as well as the allocable portion of overhead expenses (including rent, office equipment, and utilities) attributable thereto. The Fund will bear all other fees, costs, and expenses incurred in connection with our operation, administration, and transactions, including, but not limited to, those relating to:

●	our organization;
●	any offering of our securities, including any underwriting discounts or commissions and any related legal or accounting fees and expenses;
●	the establishment or operation of any credit facility or other leverage we may utilize;
●	interest payable on debt, if any, incurred by us;
●	sales and purchases of our Common Stock, including in connection with any repurchase offers;
●	any material acquisition, merger, consolidation, reorganization, asset sale, or other business combination involving us;
●	any annual or special meeting of our stockholders;

●	Management Fees and related expenses payable under the investment advisory agreement with the Adviser;
●	amounts payable under the Administration Agreement;
●	U.S. federal and state registration fees;
●	U.S. federal, state, local, and foreign taxes;
●	independent trustees’ fees and expenses (including travel and other costs associated with the performance of independent trustees’ responsibilities);
●	our allocable portion of any fidelity bond, trustees and officers/errors and omissions liability insurance, and any other insurance premiums;
●	the acquisition or disposition of investments, including any brokerage fees or commissions and any legal, accounting, or due diligence fees or expenses relating thereto;
●	the investigation and monitoring of our investments, including travel-related expenses;
●	calculating net asset value;
●	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms and legal fees);
●	transfer agent and custodial fees;
●	the retention of any sub-administrator or third-party compliance firm;
●	marketing efforts (including attendance at investment conferences and similar events);
●	any exchange listing fees;
●	preparing, printing, and disseminating proxy materials, stockholders’ reports, and other notices;
●	preparing and submitting government filings, including periodic and other reports;
●	independent audits and the engagement of outside accountants and legal counsel;
●	costs associated with protecting our interests in our investments, including legal fees;
●	reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws; and
●	printing, mailing, and all other direct expenses incurred by either of the Advisers, the Administrator or by us in connection with administering our business, including payments under the Administration Agreement that are based upon our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, including the allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staffs.

We have entered into the Operating Expense Limitation Agreement with the Adviser, whereby the Adviser has agreed to absorb our Operating Expenses that exceed [0.50%] of our net assets, as determined as of the end of each calendar quarter, during the Limitation Period. The Limitation Period refers to the period during the calendar year commencing [ ], 2023. Such reimbursements will only be made to the extent doing so would not cause the Fund to incur expenses in excess of the Expense Limitation in effect at the time such expenses were initially waived, or the current Expense Limitation then in effect at the time reimbursement is sought. We have agreed to carry forward for the Subsequent Reimbursement Period, which will not to exceed three years from the end of the Limitation Period, any Excess Operating Expenses, and to reimburse the Adviser (or an affiliate of the Adviser, as appropriate) in the amount of such Excess Operating Expenses. We have additionally entered into the O&O Expense Limitation Agreement with the Adviser, under which it has agreed to limit O&O Expenses such that we shall only be required to reimburse the Adviser for aggregate O&O Expenses incurred and/or paid on our behalf in an amount equal to [ ]% ([ ] basis points) of the aggregate gross proceeds that we raise in connection with the offer and sale of our Shares until all of the O&O Expenses incurred and/or paid by the Adviser have been recovered; provided that the reimbursement of any O&O Expenses in excess of the then-current Reimbursement Limit shall be deferred until otherwise payable for a period of up to three years following the date on which such O&O Expenses were originally incurred and/or paid by the Adviser. Such reimbursements will only be made to the extent doing so would not cause the Fund to incur expenses in excess of the Expense Limitation in effect at the time such expenses were initially waived, or the current Expense Limitation then in effect at the time reimbursement is sought.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for the Board’s approval of our investment advisory agreement will be included in our first annual or semi-annual report filed subsequent to the effectiveness of the registration statement.

Sub-Adviser

[ ], a registered investment adviser under the Advisers Act, will serve as the sub-adviser to the Fund pursuant to the terms of the Sub-Advisory Agreement. [ ] is an indirect majority-owned subsidiary of [ ]. The Sub-Adviser previously served as the investment adviser to [ ], another registered closed-end investment company. The Sub-Adviser’s principal business address is [ ].

Sub-Advisory Agreement

Under the terms of the Sub-Advisory Agreement, the Sub-Adviser has the following duties:

●	Source and perform due diligence on prospective Underlying Fund investments within our investment objective and strategies;
●	Assist the Adviser in structuring investments in Underlying Funds, where required;
●	Source potential secondary investments in existing Underlying Funds;
●	Provide advice to the Adviser in connection with portfolio construction matters relating to the mix and allocation of Underlying Fund investments;
●	Monitor and assist in the valuation of our portfolio investments in Underlying Funds;
●	Provide quarterly reports to the Board with respect to the valuation and performance of our portfolio investments in Underlying Funds;
●	Assist the Adviser in selling interests in Underlying Funds in secondary trades, to the extent required; and
●	Assist the Adviser in evaluating tax implications with respect to any portfolio investments in Underlying Funds.

Subject to the supervision of the Board, [the Sub-Adviser is authorized to enter into trading agreements and execute any documents (e.g., International Swaps and Derivatives Association agreements, control agreements, clearing agreements and other trading arrangements (each, a “Trading Agreement”) on our behalf, as applicable) and take any other actions required to make investments pursuant to this, which may include any market and/or industry standard documentation; provided that the Sub-Adviser will obtain the prior written consent of the Adviser before entering into any Trading Agreement where we are identified by name either in or on an exhibit to such Trading Agreement and that would be binding upon us or any of our assets.

The Sub-Adviser’s services under the Sub-Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Aggregation of Orders

The Sub-Adviser may, to the extent permitted by applicable laws, regulations and any exemptive relief or positions of the staff of the SEC, but will be under no obligation to, aggregate orders. In such event, allocation of the orders, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a fair and equitable manner and consistent with the Sub-Adviser’s fiduciary obligations to us and to the Sub-Adviser’s other clients, in a manner consistent with the Sub-Adviser’s allocation policies and procedures and to the extent permitted by applicable laws and regulations. In some cases, the Sub-Adviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Underlying Funds.

Proxy Voting

The Sub-Adviser will use its good faith judgment in a manner which it reasonably believes best serves the interests of the stockholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of any voting securities in the Underlying Funds. The Sub-Adviser may use recommendations from a third party in order to make voting decisions and may use a third-party service provider to perform the voting (a “Third-Party Proxy Voting Service Provider”). Our custodian will cause to be forwarded to the Sub-Adviser or Third-Party Proxy Voting Service Provider all proxy solicitation materials that we or our representatives may receive. The Sub-Adviser has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Advisers Act and agrees that it will comply with such procedures with respect to all proxies solicited by or with respect to the issuers of any voting securities in the Underlying Funds. The Sub-Adviser further agrees that it will provide the Board as it may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format reasonably requested by it and agreed to by the Sub-Adviser. For the avoidance of doubt, the Sub-Adviser has sole and full discretion to vote (or not to vote) any securities constituting the Underlying Funds.

Sub-Adviser Management Fees

Pursuant to the Sub-Advisory Agreement, the Adviser has agreed to pay the Sub-Adviser a Sub-Adviser Management Fee for investment advisory and management services. The Sub-Adviser Management Fee is calculated and payable quarterly in arrears by the Adviser, and is calculated at a rate of [0.30%] per annum of our net assets at the end of each calendar quarter. The Sub-Adviser Management Fee for any partial month or quarter will be prorated and adjusted for any Share issuances or repurchases during the relevant month or quarter.

Payment of Expenses

Except as otherwise provided in the Sub-Advisory Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with the performance of its activities under the Sub-Advisory Agreement[, other than our investment-related expenses (including, but not limited to, the cost of securities, commodities and other investments purchased or sold for us (including brokerage commissions and other fees or charges associated with transactions), transfer fees, registration costs, taxes, interest or any other expenses we incur in connection with acquiring, holding or disposing of our investments, including any legal or third-party service fees incurred by the Sub-Adviser or by us in connection with securities held for it).] Except as otherwise provided in the Sub-Advisory Agreement or by law, the Sub-Adviser will not be responsible for any other expenses incurred by or on our behalf in connection with its operation.

Board Approval of the Sub-Advisory Agreement

A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement will be included in the first annual or semi-annual report filed subsequent to the effectiveness of the registration statement.

Investment Management Team

The Adviser and its professionals are responsible for overseeing the Sub-Adviser, who is responsible for the management of our investment portfolio. The Sub-Adviser is responsible for certain of our day-to-day operations and is responsible for developing, recommending, and implementing the investment strategy with respect to Underlying Funds, subject to our Adviser’s oversight.

The management of our investment portfolio will be the responsibility of the Sub-Adviser, subject to the oversight of the Adviser and its professionals. The Adviser’s senior investment professionals currently includes [ ] (the “Senior Investment Professionals”). The Senior Investment Professionals are responsible for overseeing the Sub-Adviser, who carries out the day-to-day operations and is responsible for developing, recommending, and implementing the investment strategy. For more information regarding the business experience of [Messrs./Mses.] [ ], see below. The Sub-Adviser’s investment team, who will be responsible for the selection of portfolio investments and managing our investment strategy, is led by [ ], who we consider to be a portfolio manager given the investment discretion he holds. For more information regarding the business experience of [ ], see “Portfolio Managers” below. We will not employ the Adviser’s and the Sub-Adviser’s professionals, and neither the Adviser’s nor the Sub-Adviser’s professionals will receive compensation from us in connection with their portfolio management activities.

Our executive officers, certain of our trustees and certain finance professionals of the Adviser or the Sub-Adviser are also officers, trustees, managers, and/or key professionals of other entities, including entities advised or managed by the Adviser or an affiliate thereof. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of the Adviser or the Sub-Adviser may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, the Adviser or the Sub-Adviser may grant equity interests in the Adviser or the Sub-Adviser, as applicable to certain management personnel performing services for us.

Portfolio Managers

● [NAME] – [TITLE]

● [Biography/business experience during past 5 years]

● [NAME] – [TITLE]

● [Biography/business experience during past 5 years]

The Fund’s SAI provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Administrator

PW Advisors LLC will also serve as the Administrator. Our Administrator provides, or arranges for the provision of, the administrative services necessary for us to operate. In accordance with the Administration Agreement, we have agreed to reimburse the Administrator for the expenses it incurs on our behalf in connection with providing such administrative services, including our allocable portion of the salaries of any administrative personnel retained by the Administrator that provide services to us, as well as the allocable portion of overhead, including rent, attributable to such administrative personnel. In addition, we will reimburse any affiliate of the Administrator (including the Sub-Adviser, if not the Administrator) for any fees, costs and expenses incurred by such affiliate on behalf of the Administrator in connection with the Administrator’s provision of services to us under the Administration Agreement.

Except as otherwise provided in the investment advisory agreement, the Adviser will be solely responsible for the compensation of its investment professionals and its allocable portion of the compensation of any personnel that provide it operational or administrative services, as well as the allocable portion of overhead expenses (including rent, office equipment and utilities) attributable thereto. We will bear all other fees, costs and expenses incurred in connection with our operation, administration and transactions, including, but not limited to, those relating to:

●	our organization;
●	any offering of our Common Stock, including any underwriting discounts or commissions and any related legal or accounting fees and expenses;
●	the establishment or operation of any credit facility or other leverage that we utilize;
●	interest payable on debt, if any, that we incur;
●	sales and purchases of our Common Stock and other securities, including in connection with any tender offers or repurchase offers relating thereto;
●	any material acquisition, merger, consolidation, reorganization, asset sale or other business combination involving us;
●	any annual or special meeting of the stockholders;
●	the Adviser’s Management Fees and related expenses payable under the investment advisory agreement;
●	amounts payable under the Administration Agreement;
●	federal and state registration fees;
●	federal, state, local and foreign taxes;
●	independent trustees’ fees and expenses (including travel and other costs associated with the performance of independent trustees’ responsibilities);
●	our allocable portion of any fidelity bond, trustees and officers / errors and omissions liability insurance and any other insurance premiums;
●	the acquisition or disposition of Investment Interests, including any brokerage fees or commissions and any legal, accounting or due diligence fees or expenses relating thereto;
●	the investigation and monitoring of our investments, including travel-related expenses;
●	calculating net asset value;
●	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);
●	transfer agent and custodial fees;
●	the retention of any sub-administrator or third-party compliance firm;
●	marketing efforts (including attendance at investment conferences and similar events);
●	any exchange listing fees;
●	preparing, printing and disseminating proxy materials, stockholders’ reports and other notices;
●	preparing and submitting government filings, including periodic and other reports;
●	independent audits and the engagement of outside accountants and legal counsel;
●	costs associated with protecting our interests in our investments, including legal fees;
●	reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and
●	printing, mailing and all other direct expenses incurred by us or either of the Sub-Adviser or the Administrator in connection with administering our business, including payments under the Administration Agreement that are based upon our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, including the allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staffs.

We have entered into the Operating Expense Limitation Agreement with the Adviser, whereby the Adviser has agreed to absorb our Operating Expenses that exceed [0.50%] of our net assets, as determined as of the end of each calendar quarter, during the Limitation Period. The Limitation Period refers to the period during the calendar year commencing [ ], 2023. Such reimbursements will only be made to the extent that doing so would not cause the Fund to incur expenses in excess of the Expense Limitation in effect at the time at which such expenses were initially waived, or the current Expense Limitation then in effect at the time reimbursement is sought. We have agreed to carry forward for the Subsequent Reimbursement Period, which will not to exceed three years from the end of the Limitation Period, any Excess Operating Expenses, and to reimburse the Adviser (or an affiliate of the Adviser, as appropriate) in the amount of such Excess Operating Expenses. [We have additionally entered into the O&O Expense Limitation Agreement with the Adviser, under which it has agreed to limit O&O Expenses such that we shall only be required to reimburse the Adviser for aggregate O&O Expenses incurred and/or paid on our behalf in an amount equal to [ ]% ([ ] basis points) of the aggregate gross proceeds that we raise in connection with the offer and sale of our Common Stock until all of the O&O Expenses incurred and/or paid by the Adviser have been recovered; provided that the reimbursement of any O&O Expenses in excess of the then-current Reimbursement Limit shall be deferred until otherwise payable for a period of up to three years following the date on which such O&O Expenses were originally incurred and/or paid by the Adviser. Such reimbursements will only be made to the extent that doing so would not cause the Fund to incur expenses in excess of the Expense Limitation in effect at the time such expenses were initially waived, or the current Expense Limit then in effect at the time reimbursement is sought.

The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Sub-Administrators

The Administrator may provide us such administrative services directly, or engage one or more third-party administrators to provide us such administrative services on its behalf. The Adviser expects to engage [ ] as a third-party administrator to provide us with certain administrative services on behalf of the Administrator.

Custodian and Transfer Agent

Pursuant to a custody services agreement, [ ] (the “Custodian”) will serve as custodian for the assets of the Fund. The Custodian’s principal business address is [ ]. The Custodian holds the Fund’s portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

[ ], located at [ ], serves as the Fund’s transfer agent, dividend disbursing agent and registrar with respect to the Shares of the Fund.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company. Immediately prior to the offering of our Common Stock, the Adviser will own 100% of the outstanding shares of Common Stock of the Fund, at which time the Adviser would be considered a control person of the Fund. Furthermore, (i) [PWCo.], as a result of its control of the Adviser, and (ii) [ ], as a result of its control of [PWCo.], may each be deemed to beneficially own the Common Stock held by the Adviser and deemed control persons of the Fund. It is anticipated that once we commence the offering of Common Stock, the Adviser’s control will be diluted until such time as it is no longer holds more than 25% of the Fund’s outstanding shares of Common Stock.

PLAN OF DISTRIBUTION

Shares

The Fund currently intends to offer [three] classes of Common Stock: Class A Shares, Class I Shares, and Class T Shares and may offer additional classes of its Common Stock in the future. The Fund intends to rely on exemptive relief sought from the SEC which, if granted, would permit the Fund to issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees. Until such exemptive relief is granted, the Fund will only offer Class I Shares to prospective investors.

Minimum Investment

Generally, the minimum initial investment is $2,500 for Class A Shares, $25,000 for Class T Shares, and $1,000,000 for Class I Shares. There is no minimum subsequent investment requirement for any class of Common Stock. Additional purchases pursuant to the DRIP are not subject to a minimum purchase amount. Investment advisers may in certain cases aggregate client accounts for the purpose of meeting the applicable investment minimum. The minimum investment for each class of Shares can be modified or waived in the sole discretion of the Fund or the Distributor, including for certain financial firms that submit orders on behalf of their customers, the Fund’s officers and trustees and certain employees of our Adviser, including its affiliates, vehicles controlled by such employees and their extended family members.

Distributor

PW Distributors LLC is the principal underwriter and distributor of our Common Stock on a best-efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is a subsidiary of [PWCo.]. The Distributor, located at 6710 E. Camelback Rd, Suite 100, Scottsdale, AZ 85251, is a broker-dealer registered with the SEC and is a member of FINRA. Selling Agents may be appointed by the Distributor to assist in the sale of the Fund’s Common Stock on a best-efforts basis.

The Distributor is not obligated to sell any specific amount of shares of Common Stock. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

Offering Prices and Fees

Class I Shares and Class T Shares will be continuously offered at our NAV per share. Class A Shares will be continuously offered at our NAV per share, plus a maximum sales load of up to 5.75%, from which a dealer-manager fee of up to 0.75% of offering proceeds may also be paid.

Shares of Common Stock are generally offered through other Selling Agents that have entered into selling agreements with the Distributor. [The Distributor may re-allow to Selling Agents all or a portion of the sales load with respect to Class A Shares to the brokers or dealers that act as Selling Agents for the Fund in connection with the distribution of the Fund’s Shares. The Selling Agents may, in their sole discretion, reduce or waive the selling commission.] Different Selling Agents may impose different sales loads and dealer manager fees with respect to Class A Shares or offer different ways to reduce sales loads and dealer manager fees. Class I Shares and Class T Shares are each not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class I Shares and Class T Shares to their Selling Agents. Investors should consult with their financial intermediaries about any additional fees or charges they might impose.

The Fund pays the Distributor a Servicing Fee that is payable monthly at an annualized rate of [0.25]% of the net assets of the Fund attributable to Class A Shares. No ongoing servicing fees will be paid with respect to Class I Shares or Class T Shares. The Servicing Fee is for personal services provided to stockholders and/or the maintenance of stockholder accounts and to reimburse the Distributor for related expenses incurred. The Distributor may pay all or a portion of the Servicing Fee to the Selling Agents that sell Class A Shares. Payment of the Servicing Fee is governed by the Fund’s Distribution and Service Plan.

The Fund pays the Distributor a Distribution Fee that is payable monthly at an annualized rate of [0.75]% of the net assets of the Fund attributable to Class T Shares. No ongoing distribution fees will be paid with respect to Class I Shares or Class A Shares. The Distribution Fee is for the sale and marketing of the Class T Shares and to reimburse the Distributor for related expenses incurred. All or a portion of the Distribution Fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a service fee under FINRA rules. The Distributor may pay all or a portion of the Distribution Fee to the Selling Agents that sell Class T Shares. Payment of the Distribution Fee is governed by the Fund’s Distribution and Service Plan.

How to Purchase Shares

The following section provides basic information about how to purchase shares of the Fund.

The Distributor acts as the distributor of shares for the Fund on a best-efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of the Fund. Shares of the Fund will be continuously offered through the Distributor. As discussed below, the Fund may authorize one or more Selling Agents to receive orders on its behalf. Class A Shares, Class I Shares, and Class T Shares will be continuously offered at NAV per share calculated each regular business day, plus any applicable sales load and dealer manager fees. Selling Agents may establish different minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares that you purchase through Selling Agents will normally be held in your account with that firm.

The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

The Common Stock has no history of public trading and is not currently listed on a public exchange. There can be no guarantee that an organized secondary market will develop for the Fund’s shares, and if one does not develop, then liquidity for the Fund’s Common Stock will be provided only through quarterly repurchases of Common Stock at NAV per share of Common Stock.

Class A Shares and Class T Shares are available to the general public through Selling Agents and other financial intermediaries that have selling agreements to distribute such class of shares.

Class I Shares are generally available for purchase only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class I shares, (3) by endowments, foundations, pension funds and other institutional investors, (4) by our executive officers and directors and their immediate family members, as well as officers and employees of either Adviser or their respective affiliates and their immediate family members, and, if approved by the Board, joint venture partners, consultants or other service providers, or (5) other categories of investors that we name in an amendment or supplement to this prospectus.

Investors purchasing shares through a retirement plan or employee benefit plan may obtain additional information regarding the plan from their plan sponsor.

Acceptance and Timing of Purchase Orders

The Fund is open for business every day on which the New York Stock Exchange (“NYSE”) opens for regular trading. A purchase order received by the Fund or its designee prior to the close of the NYSE, on a day the Fund is open for business, together with payment made in one of the ways described above, will be effected at that day’s NAV plus any applicable sales charge. An order received after the close of the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of the NYSE and communicated to the Fund or its designee prior to such time as agreed upon by the Fund and financial firm will be effected at the NAV determined on the business day on which the order was received by the financial firm. The Fund is “open for business” on each day that the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests. On any business day for which the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Fund is open for business.

For Shares purchased through the Distributor, order instructions must be received in good order prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) in order to receive the current day’s NAV. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund. Orders will be priced at the appropriate price next computed after it is received by a financial intermediary and accepted by the Fund. A financial intermediary may hold shares in an omnibus account in the financial intermediary’s name or the financial intermediary may maintain individual ownership records. The Fund may pay the financial intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their financial intermediary to determine if it is subject to these arrangements. Financial intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly.

The Fund and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of shares. The sale of Shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency that makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors.

Purchasing Directly From the Fund

The following section provides additional information for investors wishing to purchase shares directly from the Fund. If you are investing through a financial intermediary, please contact your Selling Agent directly for more information.

Telephone Purchase. Investors may purchase additional shares of Common Stock by calling ([ ]) [ ]. If your account has been open for at least seven business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, stockholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Initial Investment—By wire. To purchase by wire, you must have an established account before your wire is sent. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. Wired funds must be received by 4:00 p.m. Eastern Time to be eligible for same day pricing. Call the Transfer Agent at ([ ]) [ ] between 9:00 a.m. and 6:00 p.m. Eastern Time on any day on which the New York Stock Exchange is open for business to advise of your intent to wire. This will ensure proper credit. Instruct your bank to wire funds to:

ABA #: [ ]

Account #: [ ]

Further credit: [ ] as Agent for PW Multi-Strategy Income Fund

Stockholder name and account number:

Subsequent Investments—By wire. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired Funds Disclaimer. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same-day pricing. The Fund and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Lost Stockholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then the Fund will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at ([ ]) [ ] at least annually to ensure that your account remains in active status.

Signature Guarantees. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

●	If ownership is being changed on your account;

●	When redemption proceeds are payable or sent to any person, address, or bank account not on record;

●	When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or

●	For all redemptions in excess of $100,000 where proceeds are requested to be sent by check

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Anti-Money Laundering

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at ([ ]) [ ] if you need additional assistance when completing your account application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected, or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Sales Load

This section includes important information about sales load and sales load reductions available to investors in the Fund’s Class A Shares.

The public offering price of Class A Shares will be the NAV per share at the time of purchase, plus any applicable sales load and dealer manager fees. The initial sales load varies depending on the size of your purchase, as set forth in the tables below. The actual sales load paid may vary among and within Selling Agents, as described herein. No sales load is imposed when Class A Shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. It is the responsibility of you and/or your financial intermediary to ensure that you obtain the proper breakpoint sales load discount, if any.

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower, depending on whether downward or upward rounding was required during the calculation process.

Class A Shares of the Fund are sold subject to the following sales load:

Your investment	Dealer Manager Fee		Sales Load as % of the offering price
Under $100,000	[0.75]	%	[5.75]	%
$100,000 - $249,999	[0.75]	%	[4.75]	%
$250,000.00 to $499,999.99	[0.75]	%	[3.75]	%
$500,000.00 to $999,999.99	[0.50]	%	[2.50]	%
$1,000,000.00 and Above	[0.00]	%	[0.00]	%

Investors may in certain circumstances be able to buy Class A shares without a sales charge (i.e., “load-waived”), such as when investors are:

●	reinvesting dividends or distributions;
●	participating in an investment advisory or agency commission program under which the investor pays a fee to an investment advisor or other firm for portfolio management or brokerage services;
●	a current or former director or trustee of the Fund;
●	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any dependent of the employee, as defined in section 152 of the Internal Revenue Code) of an Adviser or its affiliates or of a broker-dealer authorized to sell shares of the Fund; or
●	a client of an Adviser; or
●	purchasing shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a special arrangement with the Fund.

In addition, concurrent purchases of Class A shares by related accounts may be combined to determine the application of the sales load. The Fund will combine purchases made by an investor, the investor’s spouse or domestic partner, and dependent children when it calculates the sales load.

Investors must notify the Fund or their Selling Agent at the time of the purchase order whenever a sales load reduction is applicable to purchases and may be required to provide the Fund, or their Selling Agent, with certain information or records to verify eligibility for a sales load reduction. Such information or records may include account statements or other records for Shares of the Fund of the investor and other eligible persons, as described above.

Upon such notification, an investor will pay the lowest applicable sales load. Sales load reductions may be modified or terminated at any time. Selling Agents may, in their sole discretion and subject to applicable law, reduce or waive the sales load on a non-scheduled basis in individual cases. For more information about sales load reductions, investors should contact the Distributor or their Selling Agent.

Qualifying for a reduced Class A Sales Load

Investors in the Fund may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of the [rights of accumulation, letter of intent or reinvestment privilege]. These programs will apply to purchases of other closed-end funds that the Adviser or its affiliates may sponsor in the future (collectively, the “Eligible Funds”). These programs are summarized below.

Rights of Accumulation

Any “purchaser” (as defined below) may buy Class A Shares at a reduced sales charge by aggregating the dollar amount of the new purchase and the total net amount invested of all shares of the Fund then held by the purchaser and applying the sales charge applicable to such aggregate. To obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The rights of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

For purposes of determining the applicable sales charge discount, a “purchaser” includes an individual, the individual’s spouse and the individual’s children under the age of 21 purchasing Class A Shares for the individual’s own account or account with the individual’s spouse and/or children or a trustee or other fiduciary purchasing Class A Shares for a single fiduciary account, although more than one beneficiary may be involved, or employees of a common employer (provided that purchases are aggregated and submitted by a single source and quarterly confirmation of such purchases can be provided to that single source); or an organized group; provided that the purchases are made through a central administrator or a single dealer.

Letter of Intent

A letter of intent (an “LOI”) provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period; provided that the investor refers to such LOI when placing orders. For purposes of an LOI, the “Amount of Investment” as referred to in the preceding sales charge table includes all purchases of Common Stock over the 13-month period based on the total amount of intended purchases plus the value of all shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of an LOI. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The LOI imposes no obligation to purchase or sell additional shares and provides for a price adjustment depending upon the actual amount purchased within such period. If the total investments under the LOI are less than the intended amount and thereby qualify for a higher sales charge than actually paid, the appropriate number of escrowed shares is redeemed and the proceeds are used towards satisfaction of the obligation to pay the increased sales charge. If a redemption order is received for an account prior to the satisfaction of the LOI, any shares not held in escrow will be redeemed first. Shares held in escrow will then be redeemed and a portion of the proceeds will be used to satisfy the obligation to pay the higher sales charge. Please contact the Transfer Agent to obtain an LOI application at [ ], [ ].

Stockholder’s Responsibility With Respect to Breakpoint Discounts

To obtain the Class A Share sales charge discount set forth above, you must inform your financial intermediary of the existence of any eligible amounts under any rights of accumulation in accounts held by family members at the time of purchase. You must inform your financial intermediary of all shares of the Fund held (i) in your account(s) at the financial intermediary, (ii) in your account(s) by another financial intermediary, and (iii) in any other accounts held at any financial intermediary belonging to family members. IF YOU FAIL TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND OF ALL ELIGIBLE HOLDINGS OR PLANNED PURCHASES, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU WOULD OTHERWISE BE ENTITLED. The Fund will require the names and account numbers of all accounts claimed in connection with a request for a sales charge discount. You may also be required to provide verification of holdings (such as account statements and/or copies of documents that reflect the original purchase cost of your holdings) that qualify you for a sales charge reduction. As such, it is very important that you retain all records that may be needed to substantiate an original purchase price of your holdings, because the Fund, the Transfer Agent and financial intermediaries may not maintain this information.

Reinvestment Privilege

If you redeem Class A Shares, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 90th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Adviser’s frequent trading policy (if any). Special tax rules may apply. All accounts involved must have the same registration. This privilege does not apply to purchases made through automatic investment services. The reinvestment privilege only applies to your Class A Shares if you previously paid a front-end sales charge in connection with your purchase of such Class A Shares.

Payments to Financial Intermediaries

The Fund may pay service fees to Selling Agents for sub-administration, sub-transfer agency and other stockholders services associated with stockholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisers or their respective affiliates, in each such Adviser’s own discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale and servicing of Fund shares of any share class (such compensation, the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages, including access to financial intermediaries’ registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries. The Additional Compensation may differ among financial intermediaries in amount or in the manner of calculation. Payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the financial intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Additionally, the Fund may pay a servicing fee to financial intermediaries for providing ongoing services in respect of stockholders of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for backup withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Advisers may reasonably request.

Share Class Considerations

The Fund intends to offer [three] classes of Common Stock: Class A Shares, Class I Shares, and Class T Shares. When selecting a class of our Common Stock, you should consider the following:

●	Which classes of Common Stock are available to you;

●	The amount you intend to invest;

●	How long you expect to own our Common Stock; and

●	The total costs and expenses associates with a particular class of Common Stock.

Each investor’s financial considerations are different. You should speak with your Selling Agent to help you decide which class of Common Stock is best for you. Not all Selling Agents offer all classes of shares. In addition, Selling Agents may vary the actual sales load charged, if applicable, as well as impose additional fees and charges on each class of Common Stock. If your Selling Agent offers more than one class of Common Stock, you should carefully consider which class of Common Stock to purchase.

Small Accounts

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 90 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any stockholder whose account (except for IRAs) has a total value that is less than the relevant share class’ minimum initial investment requirement. Before the Fund redeems such shares and sends the proceeds to the stockholder, it will notify the stockholder that the value of the Common Stock in the account is less than the minimum amount allowed and will allow the shareholder 90 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. An investor’s account will not be closed if its drop in value is due to Fund performance.

Distribution in Foreign Jurisdictions

The distribution of this prospectus and the offer and sale of Common Stock in certain jurisdictions may be restricted by law. It is the responsibility of any persons wishing to purchase shares to inform themselves of and to observe all applicable laws and regulations of any relevant jurisdictions. Prospective investors should inform themselves as to the legal requirements and tax consequences within the countries of their citizenship, residence, domicile and place of business with respect to the acquisition, holding or disposal of Shares, and any foreign exchange restrictions that may be relevant thereto.

REPURCHASES

The Fund is a closed-end interval fund, a type of fund that, in order to provide liquidity to stockholders, has adopted a fundamental investment policy to make offers to repurchase shares of Common Stock. No stockholder will have the right to require us to repurchase its Common Stock, except as permitted by our interval fund structure. No public market for our Common Stock currently exists, and there can be no guarantee than one will develop in the future. Consequently, stockholders should expect that they will generally not be able to liquidate their investment in us other than as a result of repurchases of their Common Stock by us, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without stockholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Common Stock at NAV on a regular schedule. The schedule requires the Fund to make repurchase offers every three months. The Fund expects the first repurchase offer to be issued within six months following effectiveness of the Fund’s registration statement.

Repurchase Dates

The Fund will make quarterly repurchase offers, beginning within six months after the effective date of this prospectus. Subject to Board approval, Repurchase Request Deadlines are expected to occur each [March, June, September and December], and Repurchase Offer Notices are expected to be sent to stockholders each [February, May, August and November] preceding each such Repurchase Request Deadline. As discussed below, the date on which the repurchase price for shares of Common Stock is determined will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

Repurchase Request Deadline

The date by which stockholders wishing to tender Common Stock for repurchase must respond to the repurchase offer will be no more than 14 days before the Repurchase Pricing Date (defined below). When a repurchase offer commences, we will send, at least 21 days before the Repurchase Request Deadline, written notice to each stockholder setting forth, among other things:

●	The percentage of outstanding shares of Common Stock that we are offering to repurchase and how we will purchase Common Stock on a pro rata basis if the offer is oversubscribed;

●	The date on which a stockholder’s repurchase request is due;

●	The date that will be used to determine our NAV applicable to the repurchase offer (the “Repurchase Pricing Date”);

●	The date by which we will pay to stockholders the proceeds from their Common Stock accepted for repurchase;

●	The NAV of the Common Stock as of a date no more than seven days before the date of the written notice and the means by which stockholders may ascertain the NAV;

●	The procedures by which stockholders may tender their Common Stock and the right of stockholders to withdraw or modify their tenders before the Repurchase Request Deadline; and

●	The circumstances in which we may suspend or postpone the repurchase offer.

This notice may be included in a stockholder report or other Fund document. Stockholders that hold Common Stock through a financial intermediary will need to ask their financial intermediary to submit their repurchase requests and tender shares on their behalf. The Repurchase Request Deadline will be strictly observed. If a stockholder’s repurchase request is not submitted to the Fund’s transfer agent in properly completed form by the Repurchase Request Deadline, the stockholder will be unable to sell his or her shares to the Fund until a subsequent repurchase offer, and the stockholder’s request for that offer must be resubmitted. If a stockholder’s authorized intermediary will submit his or her repurchase request, the stockholder should submit his or her request to the authorized intermediary in the form requested by the authorized intermediary sufficiently in advance of the Repurchase Request Deadline to allow the authorized intermediary to submit the request to the Fund. If a stockholder’s authorized intermediary is unable or fails to submit the stockholder’s request to the Fund in a timely manner, or if the stockholder fails to submit his or her request to the stockholder’s authorized intermediary, the stockholder will be unable to sell his or her Common Stock to the Fund until a subsequent repurchase offer, and the stockholder’s request for that offer must be resubmitted.

Stockholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to stockholders within five business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date. The Fund’s NAV per share may change materially between the date on which a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed below under “Net Asset Value.” During the period in which an offer to repurchase is open, stockholders may obtain the current NAV by visiting [WEBSITE] or calling [ ] or by sending an e-mail request to the Fund at [ ].

Repurchase Fee

The Fund expects to charge a repurchase fee of up to 2.00% on shares of Common Stock accepted for repurchase that have been held for less than one year. This repurchase fee is retained in part to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Common Stock, thus allocating estimated transaction costs to the stockholder whose Common Stock is being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund will provide advance notice to stockholders of any such introduction or modification of the repurchase fee. The Fund may also waive or reduce a repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the trustees, including a majority of trustees who are not “interested persons” of the Fund, as defined in the 1940 Act. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code; (2) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of stockholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of shares of Common Stock that must be tendered before the Fund will honor repurchase requests. However, the Fund’s trustees set for each repurchase offer a maximum percentage of Common Stock that may be repurchased by the Fund, which is currently expected to be at least 5% and up to 25% of the Fund’s outstanding Shares. In the event that a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Common Stock up to a maximum amount of 2% of the outstanding Common Stock of the Fund. If the Fund determines not to repurchase additional Common Stock beyond the repurchase offer amount, or if stockholders tender an amount of Common Stock greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Common Stock tendered on a pro rata basis. The Fund may, in its sole discretion, and for administrative convenience, accept all shares tendered by stockholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered.

If any Common Stock that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other stockholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Common Stock you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some stockholders may tender more Common Stock than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Common Stock when or in the amount that you desire.

With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the stockholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that stockholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis which may result in the Fund not honoring the full amount of a required minimum distribution requested by a stockholder.

Consequences of Repurchase Offers

From the time that the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Common Stock subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect stockholders who do not tender their Common Stock by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able to sell a significant amount of additional Common Stock so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “Risks—Repurchase Offers Risk” above. In addition, the repurchase of Common Stock by the Fund will be a taxable event to stockholders, potentially even to those stockholders that do not participate in the repurchase.

NET ASSET VALUE

Calculation of NAV

The Fund determines the NAV of its shares daily, as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). The calculation of NAV will be made by the Fund’s [sub-administrator], subject to the oversight of the Advisers and the Administrator, based on valuation information provided by the Advisers.

The NAV per share of the Fund’s shares is determined by dividing the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received) less the value of any liabilities (including accrued expenses or distributions), by the total number of shares outstanding.

Timing of Valuations

The value of the Fund’s investments for which reliable market quotations are readily available will be updated [daily]. The valuation of the Fund’s investments in Underlying Funds is expected to be based upon valuations provided by the Underlying Fund Managers on a [quarterly/monthly] basis. The value of any real property investments and real estate and other debt investments for which reliable market quotes are not readily available will be monitored for material changes on a continuous basis for purposes of updating the Fund’s [daily] NAV and, absent any material changes requiring more frequent updates, will be updated each [month] as described below.

[Each [month], the Adviser and the Independent Valuation Advisor will also determine an accrual schedule for the [daily] value of each real property based on an estimated month-end value. The Fund will use the [daily] values determined in such accrual schedule for purposes of calculating its NAV.] For real estate debt and other debt investments for which reliable market quotes are not readily available, the most recent monthly or interim valuation will be used for purposes of calculating the Fund’s [daily] NAV. Any material changes to the valuation of real property investments and real estate and other debt investments, and related changes to the daily accrual schedule for any real property investment, will be reflected in the Fund’s NAV calculation beginning with the day that a revised valuation is determined.

Valuation Guidelines

[The Board is responsible for the valuation process and has delegated the supervision of the [daily] valuation process to the Adviser]. Our Board has adopted policies and procedures for determining the fair value of the Fund’s assets[, and has delegated responsibility for applying the valuation policies to the Adviser. The Adviser], pursuant to the policies adopted by our Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s valuation policies, overseeing the calculation of the NAV per share for each class of shares and reporting to the Board. The valuation of the Fund’s investments in Underlying Funds is expected to be based upon valuations provided by the Underlying Fund Managers on a [quarterly/monthly] basis. A large percentage of the assets in which the Underlying Funds invest will not have a readily ascertainable market price and will be fair-valued by the Underlying Fund. [The Adviser provides our Board with periodic reports on a quarterly basis, or more frequently if necessary, describing the valuation process applicable to that period.]

The Fund’s investments will be valued at fair value in a manner consistent with generally accepted accounting principles in the United States (“GAAP”), including Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”), issued by the Financial Accounting Standards Board. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a valuation process that is consistently followed. Determinations of fair value involve subjective judgments and estimates.

[Independent Valuation Advisor

The valuation of our investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Funds, which is typically expected to occur on a quarterly basis. Such valuations provided by the Underlying Funds will in turn be used in the calculation of our NAV per share. With the approval of our Board, including a majority of our independent trustees, the valuation process of portfolio holdings for which market quotations are not readily available is managed by our independent valuation advisor, [ ] (“[ ]” or the “Independent Valuation Advisor”). The Independent Valuation Advisor is [a leading global valuation advisory firm]. [ ] is not affiliated with us or the Adviser. The compensation we pay to our Independent Valuation Advisor is based on the number of investments appraised and is not based on the estimated values of such holdings. The Adviser, with the approval of our Board, including a majority of our independent trustees, may engage additional independent valuation advisors in the future as our portfolio grows and diversifies. While [ ] provides valuations of our investments for which market quotations are not readily available, it is not responsible for, and does not calculate, our [daily] NAV.

Our independent valuation advisor has provided, and is expected to continue to provide, valuation advisory services to other funds managed by one or both Advisers and their affiliates and is expected to continue to receive, fees in connection with such services. Our Independent Valuation Advisor and its affiliates may from time to time in the future perform other valuation and financial advisory services for other funds managed by the Advisers and their affiliates, so long as such other services do not adversely affect the independence of the Independent Valuation Advisor as certified in the applicable appraisal report.

At least annually, our Board, including a majority of our independent trustees, reviews the appropriateness of our valuation guidelines. From time to time, our Board, including a majority of our independent trustees, may adopt changes to the valuation guidelines if it determines that such changes are likely to result in a more accurate reflection of estimated fair value.]

Valuation of Investments

Investments with Reliable Readily Available Market Prices

The [Adviser] will use reliable market quotations to value the Fund’s investments when such market quotations are readily available.

The Adviser will value exchange listed public securities of REITs or other issuers using the most recent closing public market price. The Adviser will value real estate-related securities or other securities traded over the counter and not listed on an exchange at prices obtained from one or more third-party pricing services or, if no such third-party pricing service is available, quotes from two or more broker-dealers, as determined by the Adviser in accordance with the policies adopted by our Board. The valuation of our investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Funds on a [quarterly/monthly] basis.

Investments without Reliable Readily Available Market Prices

Fair value of our investments that do not have reliable readily available market prices will be determined as described below.

Underlying Funds

The valuation of the Fund’s investments in Underlying Funds is expected to be based upon valuations provided by the Underlying Fund Managers on a [quarterly/monthly] basis. A large percentage of the assets in which the Underlying Funds invest will not have a readily ascertainable market price and will be fair-valued by the Underlying Fund. In this regard, an Underlying Fund may face a conflict of interest in valuing the securities, as their value may affect the Underlying Fund’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Underlying Fund, the accuracy of the valuations provided by the Underlying Funds, that the Underlying Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Underlying Funds’ policies and procedures and systems will not change without notice to us. To the extent that we do not receive timely information from the Underlying Funds regarding their valuations, and the net asset value of our own investment in such Underlying Fund, our ability to accurately calculate our net asset value may be impaired.

Although the valuation procedures approved by the Board provide that [the Adviser] may, in certain circumstances, rely primarily on the valuations provided by the Underlying Fund Managers or their administrators, [the Adviser] will not be able to confirm independently the accuracy of any unaudited valuations provided thereby. In addition, an Underlying Fund’s valuation of the assets may fail to match the amount ultimately realized with respect to the disposition of such securities. Additionally, the valuations reported by Underlying Funds may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Underlying Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing our net asset value, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of our repurchase proceeds received by stockholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Underlying Funds or revisions to the net asset value of an Underlying Fund or direct real estate investment adversely affect our net asset value, the remaining outstanding Common Stock may be adversely affected by prior repurchases to the benefit of stockholders who had their Common Stock repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Common Stock and to the detriment of stockholders who previously had their Common Stock repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Common Stock. New stockholders may be affected in a similar way.

Real Estate Debt and Other Debt Investments

The Independent Valuation Advisor will administer the valuation process for the Fund’s investments in real estate debt and other debt investments that do not have reliable readily available market quotations (including mortgage loans and mezzanine loans) on a [daily] basis. In the case of loans or other debt instruments with no reliable readily available market prices that are acquired by us, such initial value will generally be the acquisition price of such instrument. The Independent Valuation Advisor will determine subsequent revaluations of loans and other debt instruments by considering, among other factors, the changes in value of the underlying real estate or other collateral, with anticipated sale proceeds (estimated cash flows) discounted to their present value using a discount rate based on current market rates. The Independent Valuation Advisor will value each debt investment at least monthly and will coordinate with the Adviser to monitor events intra-month that may affect the values of our real estate debt or other debt and incorporate the impact of those events in estimated fair values, as needed.

Real Estate-Related Securities and Other Securities

Real estate-related securities and other securities that do not have reliable readily available market quotations will be valued by one or more of the third-party pricing services in a manner consistent with real estate debt and other debt investments, as described above. Where such securities have a single broker quote, third-party pricing services will also consider such quote in determining estimated fair value.

DISTRIBUTIONS

Beginning with the end of the Fund’s first full calendar month of operations after the date of this prospectus, the Fund will seek to pay consistent [monthly] distributions at an attractive distribution yield to stockholders of record. The Fund intends to accrue and declare distributions [daily] and distribute them on a [monthly] basis. In addition, the Fund intends to distribute any net capital gains it earns from the sale of portfolio securities to stockholders no less frequently than annually. Net short-term capital gain distributions may be paid more frequently. The Fund intends to make distributions necessary to maintain its qualification as a [ ].

Cash distributions to holders of our Common Stock will automatically be reinvested under the DRIP in additional whole and fractional shares unless you elect to receive your distributions in cash. Investors may terminate their participation in the DRIP with prior written notice to us. Under the DRIP, stockholders’ distributions are reinvested in Common Stock of the same class of Common Stock owned by the stockholder for a purchase price equal to the NAV per share (for the class of Common Stock being purchased) on the date that the distribution is paid. See “Distribution Reinvestment Plan.”

If, for any [monthly] distribution, net investment income and net realized gains were less than the amount of the distribution, the difference may be distributed from the Fund’s assets in the form of a return of capital which is applied against and reduces the stockholder’s basis in his or her Common Stock. A “return of capital” merely represents a partial return of your original investment and does not represent a gain on the Fund’s investments. When you sell your Common Stock in the Fund, the amount, if any, by which your sales price exceeds your basis in the Common Stock is gain subject to tax. Because a return of capital reduces your basis in the Common Stock, it will increase the amount of your gain or decrease the amount of your loss when you sell the Common Stock, all other things being equal. To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her Common Stock, the excess will be treated by the stockholder as gain from a sale or exchange of the Common Stock. As a result, you may be required to pay tax even if selling your investment in the Common Stock at a loss. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year may include any remaining net investment income and net realized gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month to month and from year to year, and there may be extended periods of up to several years when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

Various factors will affect the level of the Fund’s income, including the asset mix, the leases on the Underlying Fund’s or the Fund’s real estate investments, if any, and the amount of leverage utilized by the Fund. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s net asset and, correspondingly, distributions from undistributed income will reduce the Fund’s NAV.

Section 19(b) of the 1940 Act and Rule 19b-1 thereunder generally limit the Fund to one long-term capital gain distribution per year, subject to certain exceptions. For purposes of declaring and paying distributions, the Fund will determine its monthly net investment income to distribute in accordance with GAAP, which may differ from income tax regulations. For tax purposes, a distribution that for purposes of GAAP is composed of return of capital and net investment income may be subsequently re-characterized to also include capital gains. Stockholders will be informed of the tax characteristics of any distributions after the close of the Fund’s fiscal year.

DISTRIBUTION REINVESTMENT PLAN

Pursuant to the Fund’s Distribution Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to stockholders will automatically be reinvested in additional shares of Common Stock by [ ] ( the “DRIP Administrator”) unless the stockholders elects to receive cash. A stockholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution via e-mail at [ ], by telephone at ([ ]) [ ] or in writing to [ ] at [ ]. Stockholders whose shares of Common Stock are held in the name of a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. All distributions to stockholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, are paid by wire or check mailed directly to the record holder by or under the direction of the DRIP Administrator when the Board declares a distribution.

The DRIP Administrator maintains all stockholder accounts in the DRIP and furnishes written confirmations of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each DRIP participant are held by the DRIP Administrator in non-certificated form in the name of the participant, and each stockholder’s proxy includes Common Stock purchased pursuant to the DRIP. The DRIP Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Stock held under the DRIP in accordance with the instructions of the participants There is no charge to participants for reinvesting regular distributions and capital gains distributions; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants. The fees of the DRIP Administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to Common Stock issued directly by us as a result of regular distributions or capital gains distributions payable either in Common Stock or in cash.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. See “Certain U.S. Federal Income Tax Considerations.”

The Fund reserves the right to amend or terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. All correspondence or questions concerning the DRIP should be directed to [ ].

For direct stockholders, if you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. Stockholders that are investor through a financial intermediary should contact their Selling Agent directly.

DESCRIPTION OF SHARES

The following description of the terms of the stock of the Fund is only a summary. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration of Trust and the Fund’s By-laws. The Fund’s charter and bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

[The Fund is a Delaware statutory trust established under the laws of the State of Delaware by the Declaration of Trust. The Declaration of Trust provides that the trustees may authorize separate series or classes of Shares of beneficial interest of the Fund. Preferred shares may be issued in one or more series, with such rights as determined by the Board, by action of the Board without the approval of the shareholders. The Declaration of Trust authorizes the issuance of an unlimited number of Shares. The Fund currently offers three classes of Shares: Class A Shares, Class I Shares, and Class T Shares.]

Shareholders will be entitled to the payment of dividends and other distributions when, as and if declared by the Board. All shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the trustees may distribute the remaining assets of the Fund among the holders of the Fund’s shares according to their respective rights. Although it has no present intention to do so, the Fund may determine in the future to issue preferred shares or other senior securities to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the shares.

The Fund does not intend to hold annual meetings of shareholders. If the Fund does hold a meeting of shareholders, shares of the Fund entitle their holders to one vote for each share held. Each fractional share shall be entitled to a proportionate fractional vote, except as otherwise provided by the Declaration of Trust, By-laws, or required by applicable law.

The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its shareholders.

The following table shows the amount of shares of Common Stock that were authorized and outstanding as of the date of this prospectus:

(1) Amount Authorized	(2) Amount Held by the Fund for its Account	(3) Amount Outstanding Exclusive of Amount Shown Under (3)
Unlimited	0	$100,000.00

Uncertificated Shares; Transfer Agent

The Fund does not issue certificates for shares of its common stock. Shares of the Fund’s Common Stock are held in “uncertificated” form, which will eliminate the physical handling and safekeeping responsibilities inherent in owning transferable share certificates and eliminate the need to return a duly executed share certificate to effect a transfer. The Transfer Agent acts as the Fund’s registrar and as the Transfer Agent for shares of the Fund’s common stock. With respect to shares held by a financial intermediary on behalf of an investor, the financial intermediary will be responsible for the functions of the registrar and transfer agent. Transfers can be effected simply by mailing a transfer and assignment form, which the Fund will provide to you at no charge, to the Transfer Agent. See “Custodian and Transfer Agent.”

CERTAIN PROVISIONS IN THE CHARTER AND BYLAWS

[The Declaration of Trust and the By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.

The trustees are elected for indefinite terms and do not stand for reelection. A trustee may be removed from office without cause only by a vote of two-thirds of the remaining trustees or by a vote of the holders of at least two-thirds of shares of Common Stock. These voting thresholds are not required under Delaware or federal law. The anti-takeover provisions in the Declaration of Trust promote stability in the governance of the Fund and limit the risk that the Fund will be subject to changes in control, operational changes or other changes that may not be in the best interests of shareholders.

The Declaration of Trust requires the affirmative vote of not less than 75%of the shares of the Fund to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the By-laws. Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company,” as those terms are defined by the 1940 Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Fund’s outstanding Shares entitled to vote, the Fund shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law, or any agreement between the Fund and any national securities exchange.

The trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the By-laws, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of the assumption of control of the Fund by a third party and/or the conversion of the Fund to an open-end investment company. The trustees have considered the foregoing provisions and concluded that they are in the best interests of the Fund and its shareholders, including holders of the shares.

The foregoing is qualified in its entirety by reference to the full text of the Declaration of Trust and the By-laws, both of which are on file with the SEC.]

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

[To be provided by amendment.]

LEGAL MATTERS

Schulte Roth & Zabel LLP serves as counsel to the Fund. [ ], LLP, [ ], serves as special Delaware counsel to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ] serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. [ ] is located at [ ].

PW Multi-Strategy Income Fund

CLASS A COMMON SHARES

CLASS I COMMON SHARES

CLASS T COMMON SHARES

PROSPECTUS

All dealers that buy, sell or trade the Fund’s Common Stock, whether or not participating in this offering, may be required to deliver a prospectus in accordance with the terms of the dealers’ agreements with the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

[ ], 2023

PW Multi-Strategy Income Fund

STATEMENT OF ADDITIONAL INFORMATION

PW Multi-Strategy Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company that operates as an “interval fund” and that seeks to generate current income while secondarily seeking long-term capital appreciation by investing in the securities of underlying funds and similar vehicles that are managed by third-party managers (each, an “Underlying Fund Manager,” and such funds, the “Underlying Funds”). This Statement of Additional Information relating to the Common Stock does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated January [ ], 2023. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing shares of Class A common stock (“Class A Shares”), Class I common stock (“Class I Shares”), or Class T common stock (“Class T Shares,” and together with Class A Shares and Class I Shares, the “Common Stock,” and each share thereof, a “Share”), and investors should obtain and read the prospectus prior to purchasing such Common Stock. A copy of the prospectus may be obtained without charge by calling ([ ]) [ ]-[ ], by writing to the Fund at [ ] or visiting the Fund’s website [ ], when available. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated January [ ], 2023.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT RESTRICTIONS

The Fund’s fundamental policies may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting stock. As defined by the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting stock of the Fund” means the vote, at an annual or special meeting of the stockholders duly called, (a) of 67% or more of the voting Shares present at such meeting, if the holders of more than 50% of our outstanding voting stock are present or represented by proxy; or (b) of more than 50% of the outstanding voting stock, whichever is less.

Fundamental Restrictions

As a matter of fundamental policy:

●	the Fund will not act as an underwriter of securities of other issuers (except to the extent that it may be deemed an “underwriter” of securities it purchases that must be registered under the Securities Act of 1933, as amended (the “Securities Act”) before they may be offered or sold to the public);

●	the Fund will not sell securities short (except with regard to managing the risks associated with publicly-traded securities it may hold in its portfolio);

●	the Fund will not purchase securities on margin (except to the extent that it may purchase securities with borrowed money);

●	the Fund will not invest more than 25% of its total assets in the securities of companies or entities engaged in any one industry, or group of industries, except the real estate industry. The foregoing limitation also does not apply to investments in the securities of the U.S. government, its agencies or instrumentalities. Under normal circumstances, the Fund will invest over 25% of its assets in the securities of companies or entities in the real estate industry. For purposes of this restriction, the Fund’s investments in Underlying Funds are not deemed to be investments in a single industry. In determining whether the Fund is concentrated in an industry or group of industries, PW Advisors LLC (the “Adviser”) and [ ] (“[ ]” or “Sub-Adviser,” and together with the Adviser, the “Advisers”) will use their reasonable best efforts to take into account the Underlying Funds’ focus on particular industries;

B-2

●	the Fund may engage in the purchase or sale of commodities or commodity contracts, including futures contracts (only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained);

●	the Fund may make loans and purchase or sell real estate and real estate mortgage loans, except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time;

●	the Fund may use derivatives transactions for hedging purposes or to enhance total return, up to the maximum percentage of its assets permitted by the 1940 Act and subject to its investment objective, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained; and

●	the Fund may borrow money or issue senior securities up to the maximum amount and maximum percentage of its assets permitted by the 1940 Act.

In addition to the foregoing fundamental policies, we intend to operate as a non-diversified investment company under the 1940 Act.

With respect to these investment restrictions (except the Fund’s policy on borrowing set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and transactions of Underlying Funds in which the Fund’s assets are invested.

Non-Fundamental Restrictions

The Fund’s investment objective and investment strategies are not fundamental and may be changed by the Board without stockholder approval.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment policies and techniques in the prospectus.

We believe allocating a portion of your investment portfolio to Underlying Funds which invest in real estate may provide you with a steady source of income, portfolio diversification, a hedge against inflation and attractive risk-adjusted returns.

B-3

The Fund seeks to achieve its investment objective primarily by investing in a combination of Underlying Funds. The Underlying Funds are primarily sourced from two different pools. The first pool is the fund offerings of [ ] (such fund offerings, the “[ ] Underlying Funds”). In addition, the Fund may invest from time to time in individual real estate investments that have been selected by [ ] (“[ ]”). [ ]’s offerings span both real estate equity and real estate debt (primarily through [ ]’s subsidiary, [ ]). In addition, the Fund may invest from time to time in individual real estate investment opportunities that have been sourced and vetted by [ ], and may also have the opportunity to request bespoke investment strategies or exposures that will allow the Adviser greater latitude to achieve the Fund’s objectives.

The second pool is the Underlying Funds that comprise NCREIF Fund Indexes – Open End Core Equity index (“ODCE”). ODCE is an index that was created and is maintained by the National Council of Real Estate Investment Fiduciaries (“NCREIF”), a leading provider of investment performance indices and data for US commercial real estate properties. The Fund expects to invest a portion of its assets in a strategy managed by [ ] that invests in a combination of Underlying Funds which compose ODCE that our Advisers believe provides an attractive current yield. This ODCE strategy complements the exposures gained through investment in the [ ] Underlying Funds, while providing additional diversification and liquidity to the Fund as a whole.

Finally, the Fund expects to maintain a level of liquidity consistent with the requirements of the 1940 Act. This “liquid sleeve” may be invested in other strategies that may include cash, fixed income, or publicly listed securities, with the objective of providing a current return in excess of holding the liquid sleeve in cash or other short-term securities.

In addition to the types of investments described in the Fund’s prospectus, the Fund may additionally invest in or be subject to risks relating to the following types of investments:

Emerging Markets

The Fund and Underlying Funds may invest in emerging markets. These markets tend to be very inefficient and illiquid as well as subject to political and other factors to a heightened degree relative to non-emerging markets. Many emerging markets are developing both economically and politically and in some cases have relatively unstable governments and economies based on only a few commodities or industries. Additional risks associated with investment in emerging markets include, without limitation: greater risk of expropriation and political or economic instability; lack of liquidity and in price volatility; and increased currency risk and risk of foreign exchange controls.

Portfolio Turnover

With respect to our investments, it is the Fund’s policy not to engage in trading for short-term profits. Notwithstanding the foregoing, portfolio turnover rate is not considered a limiting factor in the execution of our investment decisions and the Fund will effect portfolio transactions without regard to any holding period if, in management’s judgment, such transactions are advisable in light of various factors, including a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The Fund does not intend to engage in short-term trading with respect to the liquid sleeve. The Fund expects to liquidate positions as needed to fund investments in Underlying Funds. The liquid sleeve may have a higher turnover as positions are sold to provide cash to fund investments or capital calls.

B-4

MANAGEMENT OF THE FUND

Board of Trustees

The business and affairs of the Fund are managed under the oversight of the Board of Trustees (the “Board,” and its members, “Trustees”) subject to the laws of the State of Delaware and the Fund’s charter. Each member of the Board serves until his or her successor is duly elected and qualified.

Below is a list of the Fund’s Trustees and their present positions and principal occupations during the past five years. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The term “Fund Complex” includes the registered investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information.

Trustees of the Fund

Name, Age and Address(1)	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Interested Trustees
Greg Stark([ ])	[ ]	[ ]	[ ]	[ ]	[ ]
[Jeff Holland] ([ ])	[ ]	[ ]	[ ]	[ ]	[ ]
Independent Trustees
[ ] ([ ])	[ ]	[ ]	[ ]	[ ]	[ ]
[ ] ([ ])	[ ]	[ ]	[ ]	[ ]	[ ]
[ ] ([ ])	[ ]	[ ]	[ ]	[ ]	[ ]

(1)            Each Trustee may be contacted by writing to the Trustee, c/o PW Advisors LLC, 6710 E. Camelback Rd, Suite 100, Scottsdale, AZ 85251, Attn: [ ].

Experience of Trustees

The Board has concluded, based on experience, qualifications and attributes, that each Trustee should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

B-5

Greg Stark, [As a former managing director at Russell Investments in their retail investment management department from 1994 to 2015, Mr. Stark has significant experience in the investment management space. Mr. Stark has served in a variety of executive and managerial capacities within the asset management industry, including as the chairman of the board, president and chief executive officer of a number of companies within the Russell fund complex, and as a managing director at Kandle Investment Management from 2019 through 2020. Mr. Stark received an Executive MBA from the IMD Business School in 2011, and graduated from the Wharton Business School Advanced Management Program in 2010.].

[Jeff Holland], [Mr. Holland has deep experience as a financial services executive with an expertise in business strategy, product development, and distribution. A former partner of Barter & Shake, LLC, Mr. Holland has held several leadership roles across many industry-leading asset management firms including The Carlyle Group, Cole Real Estate Investments, and Blackrock, Inc., where he served as chief operating officer from 2008 to 2010 and co-head of product development and management from 2006 to 2008. Prior to joining Blackrock, Mr. Holland served as vice president of consulting services for Raymond James & Associates from 2003 to 2006, at Capital Resource Advisors from 1999 to 2003, and as an engagement manager for McKinsey & Company, Inc. from 1996 to 1999. Mr. Holland earned a J.D. from Harvard Law School and a B. A. from the University of Puget Sound.].

[NAME], [Biography/Summary of Qualifications to be added].

[NAME], [Biography/Summary of Qualifications to be added].

[NAME], [Biography/Summary of Qualifications to be added].

Trustee Beneficial Ownership of Fund Shares

The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustees within the same family of investment companies as of January [ ], 2023.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities Overseen by the Trustee in the Family of Registered Investment Companies(2)
Interested Trustees
Greg Stark	[ ]	[ ]
[Jeff Holland]	[ ]	[ ]
Independent Trustees
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

1. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

2. The term “Family of Registered Investment Companies” refers to all registered investment companies advised by the Adviser or an affiliate board.

B-6

Compensation of Trustees

Each Independent Trustee is compensated by an annual retainer fee of $[ ], and each Independent Trustee who serves as a member of the audit committee of the Board (the “Audit Committee”) or the nominating committee of the Board (the “Nominating Committee”) receives an additional annual fee of $[ ] per committee. The Chairperson of the Audit Committee also receives an annual retainer fee of $[ ], and the Chairperson of the Nominating Committee also receives an annual retainer fee of $[ ]. We also reimburse each of the Independent Trustees for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a Board meeting. The Independent Trustees do not receive any pension or retirement benefits from the Fund. The Independent Trustees will receive from the Fund the amounts set forth below for the Fund’s calendar year ending [December 31, 2023].

Name of Trustee	Aggregate Compensation from the Fund		Total Compensation from Fund Complex Paid to Trustees
Interested Trustees(1)
Greg Stark		$0		$0
[Jeff Holland]		$0		$0
Independent Trustees
[ ]	$	[ ]	$	[ ]
[ ]	$	[ ]	$	[ ]
[ ]	$	[ ]	$	[ ]

(1) The Interested Trustees are not compensated by the Fund for their services.

Board Committees

In addition to serving on the Board, the Independent Trustees also serve on the following committees, which have been established by the Board to handle certain designated responsibilities. The Board has designated a chair of each committee. The Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee or to dissolve any committee as it deems necessary and in the Fund’s best interest.

B-7

Audit Committee. The members of the Fund’s Audit Committee are [ ], [ ] and [ ]; each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. None of the members of the Audit Committee is an “interested person” of the Fund. [ ] serves as chair of the Audit Committee. The Board has determined that [ ] is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Audit Committee’s charter will be available on our website: [ ]. The Audit Committee is responsible for selecting, engaging and discharging the Fund’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund’s independent registered public accounting firm, approving professional services provided by the Fund’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Fund’s independent registered public accounting firm and reviewing the adequacy of the Fund’s internal controls over financial reporting.

Nominating Committee. The members of the Fund’s Nominating Committee are [ ], [ ] and [ ], each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act. None of the members of the Nominating Committee is an “interested person” of the Fund. [ ] serves as chair of the Nominating Committee. The Nominating Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Nominating Committee’s charter will be available on our website: [ ]. The Nominating Committee is responsible for selecting, researching, and nominating trustees for election by stockholders, periodically reviewing the composition of the Board in light of the current needs of the Board and the Fund, and determining whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience. The Nominating Committee will consider proposed nominations for trustees by stockholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the Chief Executive Officer of the Fund, as the Nominating Committee deems appropriate.

Board Leadership Structure

The Board is currently composed of [five] Trustees, [three] of whom are Independent Trustees. The Fund’s business and affairs are managed under the direction of its Board. Among other things, the Board sets broad policies for the Fund and approves the appointment of the Fund’s administrator and officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Fund’s day-to-day affairs.

Under the Fund’s Bylaws, the Board may designate one of the Trustees as chairman of the Board to preside over meetings of the Board and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. Presently, [Mr. Holland] serves as Chair of the Board and is an Interested Trustee by virtue of his employment relationship with our Adviser. The Board believes that it is in the best interests of Fund stockholders for [Mr. Holland] to serve as Chair of the Board because of his significant experience in matters of relevance to the Fund’s business. The Board believes that flexibility to determine its Chair and to recognize its leadership structure is in the best interests of the Fund and its stockholders at this time.

All of the Independent Trustees play an active role on the Board. The Independent Trustees compose a majority of the Board and will be closely involved in all material deliberations related to the Fund. The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Board and equal accountability to the Fund and its stockholders. The Independent Trustees are expected to meet separately (i) as part of each regular Board meeting and (ii) with the Fund’s chief compliance officer, as part of at least one Board meeting each year.

B-8

The Board believes that its leadership structure is the optimal structure for the Fund at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.

Board Role in Risk Oversight

The Trustees meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with its activities. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). The Board implements its risk oversight function both as a whole and through its committees. The Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Fund’s activities. In the course of providing oversight, the Board and its committees will receive reports on the Fund’s and the Adviser’s activities, including reports regarding the Fund’s investment portfolio and financial accounting and reporting. The Board also receives a quarterly report from the Fund’s chief compliance officer, who reports on the Fund’s compliance with the federal and state securities laws and its internal compliance policies and procedures as well as those of the Adviser, the Fund’s administrator and the Fund’s transfer agent. The Audit Committee’s meetings with the Fund’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Adviser to receive reports regarding the Fund’s operations, including reports on certain investment and operational risks, and the Independent Trustees will be encouraged to communicate directly with senior members of Fund management.

Officers of the Fund

The Fund’s executive officers are chosen by the Board and hold office until their respective successors are duly elected and qualified. The executive officers of the Fund currently are:

Name, Age and Address(1)	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Greg Stark ([ ])	Chief Executive Officer	Since Inception	[ ]
Jeff Holland ([ ])	Chief Financial Officer, Treasurer	Since Inception	[ ]
[ ] ([ ])	[ ]	[ ]	[ ]

(1) Each Officer may be contacted by writing to the Officer, c/o PW Multi-Strategy Income Fund, 6710 E. Camelback Rd, Suite 100, Scottsdale, AZ 85251

Compensation of Executive Officers

The Fund’s executive officers will not receive any direct compensation from the Fund. The Fund does not currently have any employees and does not expect to have any employees. Each of our executive officers is an employee of our Adviser or the Administrator or an affiliate thereof, or an outside contractor. In addition, we reimburse the Administrator for our allocable portion expenses incurred by the Administrator, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our Chief Financial Officer, Chief Compliance Officer, Treasurer, and Secretary and other administrative support personnel under the Administration Agreement.

B-9

The Adviser

The Fund’s Adviser is PW Advisors LLC. The Adviser is wholly owned by [PWCo.] and was established in 2022. The Adviser is located at 6710 E. Camelback Rd, Suite 100, Scottsdale, AZ 85251. Pursuant to an investment advisory agreement, the Adviser oversees the Fund’s day-to-day operations and provides the Fund with investment advisory services, including managing the Fund’s investment portfolio, directing purchases and sales of interests in Underlying Funds and other assets, and reports thereon to the Fund’s officers and trustees regularly.

The investment advisory agreement between the Fund and the Adviser was considered and approved by the Board, including a majority of the Independent Trustees, at a meeting held on [ ], 2023. A discussion regarding the basis for the Board’s initial approval of the Fund’s investment advisory agreements will be provided in the Fund’s initial stockholder report. The basis for subsequent continuations of the Fund’s investment advisory agreement will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

Pursuant to the investment advisory agreement, we have agreed to pay the Adviser a management fee (“Management Fee”) for investment advisory and management services. For services rendered under the investment advisory agreement, the Management Fee is calculated monthly and payable quarterly in arrears. Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter. The Management Fee will be calculated at a rate of [0.85%] per annum of our net assets at the end of each calendar quarter. Our Adviser will not be entitled to receive any other advisory fees (including any incentive fee) under the investment advisory agreement, other than the Management Fee. The Management Fee is in addition to any asset-based fees and incentive compensation paid or allocated by Underlying Funds and any unaffiliated co-investment real estate investment opportunities sourced by Underlying Fund Managers (collectively, the “Co-Investment Opportunities,” and, together with the Underlying Funds, the “Investment Interests”) to the Underlying Fund Managers and indirectly paid by our investors. The Management Fee for any partial month or quarter will be prorated and adjusted for any share issuances or repurchases during the relevant month or quarter.

The investment advisory agreement continues in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding stock entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated at any time, without the payment of any penalty, by the Fund (upon the vote of a majority of the Board or a majority of the outstanding stock entitled to vote) or by the Adviser, upon 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

The investment advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of the Fund’s stockholders for any act or omission by the Adviser in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund’s stockholders and provides for indemnification by the Fund of the Adviser, its Trustees, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

B-10

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser has informed the Board that the services of the Adviser are not exclusive, and the Adviser provides similar services to other clients and may engage in other activities.

The Sub-Adviser

The Fund’s Sub-Adviser is [ ]. [ ], a registered investment adviser under the Advisers Act, will serve as the sub-adviser to the Fund. [ ] is an indirect majority-owned subsidiary of [ ]. The Sub-Adviser is located at [ ]. Pursuant to the terms of the sub-advisory agreement, the Sub-Adviser, among other services: sources and performs due diligence on prospective Underlying Fund investments and secondary investments within the Fund’s investment objective and strategies; assists the Adviser in structuring investments in Underlying Funds, where required; provides advice to the Adviser in connection with portfolio construction matters; monitors and assists in the valuation of the Fund’s portfolio investments, as needed; and provides quarterly reports to the Board regarding the foregoing.

The sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund was considered and approved by the Board, including a majority of the Independent Trustees, at a meeting held on [ ], 2023. A discussion regarding the basis for the Board’s initial approval of the Fund’s investment advisory agreements will be provided in the Fund’s initial stockholder report. The basis for subsequent continuations of the Fund’s investment advisory agreement will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

Pursuant to the terms of the sub-advisory agreement, the Adviser pays the Sub-Adviser a management fee (the “Sub-Adviser Management Fee”) of [0.30%] per annum multiplied by the net assets of the Fund as of the end of each calendar quarter. The Sub-Adviser Management Fee is calculated and payable quarterly in arrears by the Adviser.

The Administrator

PW Advisors LLC will also serve as the Fund’s administrator (in such capacity, the “Administrator”). The Administrator is located at 6710 E. Camelback Rd, Suite 100, Scottsdale, AZ 85251 and will provide, or arrange for the provision of, administrative services necessary for the Fund to operate. Pursuant to the administration agreement, the Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to stockholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Administrator may provide us such administrative services directly, or engage one or more third-party administrators to provide us such administrative services on its behalf. The Administrator expects to engage [ ] as a third-party administrator to the Fund.

B-11

Except as otherwise provided in the investment advisory agreement, the Adviser will be solely responsible for the compensation of its investment professionals and its allocable portion of the compensation of any personnel that provide it operational or administrative services, as well as the allocable portion of overhead expenses (including rent, office equipment and utilities) attributable thereto. We will bear all other fees, costs and expenses incurred in connection with our operation, administration and transactions, including but not limited to those relating to:

•	our organization;

•	any offering of our Common Stock, including any underwriting discounts or commissions and any related legal or accounting fees and expenses;

•	the establishment or operation of any credit facility or other leverage that we utilize;

•	interest payable on debt, if any, that we incur;

•	sales and purchases of our Common Stock and other securities, including in connection with any tender offers or repurchase offers relating thereto;

•	any material acquisition, merger, consolidation, reorganization, asset sale or other business combination involving us;

•	any annual or special meeting of the stockholders;

•	the Adviser’s Management Fees and related expenses payable under the investment advisory agreement;

•	amounts payable under the Administration Agreement;

•	federal and state registration fees;

•	federal, state, local and foreign taxes;

•	independent trustees’ fees and expenses (including travel and other costs associated with the performance of independent trustees’ responsibilities);

•	our allocable portion of any fidelity bond, trustees and officers / errors and omissions liability insurance and any other insurance premiums;

•	the acquisition or disposition of Investment Interests, including any brokerage fees or commissions and any legal, accounting or due diligence fees or expenses relating thereto;

•	the investigation and monitoring of our investments, including travel-related expenses;

•	calculating net asset value;

•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

•	transfer agent and custodial fees;

•	the retention of any sub-administrator or third-party compliance firm;

•	marketing efforts (including attendance at investment conferences and similar events);

•	any exchange listing fees;

•	preparing, printing and disseminating proxy materials, stockholders’ reports and other notices;

•	preparing and submitting government filings, including periodic and other reports;

•	independent audits and the engagement of outside accountants and legal counsel;

•	costs associated with protecting our interests in our investments, including legal fees;

•	reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•	printing, mailing and all other direct expenses incurred by us or either of the Sub-Adviser or the Administrator in connection with administering our business, including payments under the Administration Agreement that are based upon our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, including the allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staffs.

The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

B-12

Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of [ ], 2023: (i) the other registered investment companies, pooled investment vehicles and other accounts managed by an investment committee (or equivalent body) on which the corresponding portfolio manager serves and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and (iii) the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

[NAME]

	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Pooled Investment Vehicles Other Than Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

[NAME]

	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Pooled Investment Vehicles Other Than Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

B-13

[NAME]

	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Pooled Investment Vehicles Other Than Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Compensation of Portfolio Managers Employed by the Adviser

The discussion below describes the compensation of the portfolio managers employed by the Adviser as of [ ], 2023.

[None of the Adviser’s investment personnel, including our portfolio managers, receives any direct compensation from us in connection with the management of our portfolio. [ ], through its financial interests in [the Adviser], is indirectly entitled to a portion of any profits earned by the Adviser, which includes any Management Fee payable to the Adviser under the terms of the investment advisory agreement, less expenses incurred by the Adviser in performing its services under the investment advisory agreement.

The specific form of compensation of the portfolio managers may also include a variety of components and may vary from year to year based on a number of factors. Specifically, a particular portfolio manager may also receive, all or some combination of a salary and a bonus.

Base compensation

Generally, when a portfolio manager receives base compensation it is based on their individual seniority and their position within the applicable firm.

Discretionary compensation

In addition to base compensation, a particular portfolio manager may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.]

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Compensation of Portfolio Managers Employed by the Sub-Adviser

As of the date of this Registration Statement, none of the Fund’s sub-advisory personnel, including its portfolio managers, receives any direct compensation from the Fund in connection with the provision of sub-advisory services to the Fund. [ ], through his financial interests in [ ], is entitled to a portion of any profits earned by [ ], which includes any fees payable to [ ] by the Adviser under the terms of the sub-advisory agreement, less expenses incurred by [ ] in performing its services under the sub-advisory agreement.

The specific form of compensation of a portfolio manager may also include a variety of components and may vary from year to year based on a number of factors. In particular, a portfolio manager may also receive, all or some combination of a salary and a bonus.

Base compensation

Generally, when a portfolio manager receives base compensation it is based on their individual seniority and their position within the firm.

Discretionary compensation

In addition to base compensation, a portfolio manager may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

Securities Ownership of Portfolio Managers

The Fund is a newly-organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owned any securities issued by the Fund.

Conflicts of Interest

The Advisers will experience conflicts of interest in connection with the management of the Fund, including, but not limited to, those discussed below. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

•	The members, officers and other personnel of each Adviser allocate their time, resources and other services between the Fund and other investment and business activities in which they are involved, including other funds, investment vehicles and accounts managed by PW Advisors LLC or [ ], as appropriate. The Advisers each intend to devote such time as shall be necessary to conduct the Fund’s business affairs in an appropriate manner. However, the Advisers will continue to devote the time, resources and other services necessary to managing their respective other investment and business activities, and neither Adviser is not precluded from conducting activities unrelated to the Fund. Substantial time will be spent by such members, officers and personnel monitoring the investments of other funds, investment vehicles and accounts managed by one of the Advisers.

•	The Advisers will, at times, compete with certain of their affiliates, including other entities each manages, for investments opportunities for the Fund, subjecting each Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. The Advisers will receive advisory and other fees from the other entities they manage, and due to fee-offset provisions contained in the management agreements for such entities, the fees, at times, will not be proportionate to such entities’ investment accounts for any given transaction and the Advisers will have an incentive to favor entities from which they receive higher fees.

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•	The Advisers’ respective allocation policies are designed to fairly and equitably distribute investment opportunities over time among funds or pools of capital managed by such Adviser and its affiliates. Each Adviser’s allocation policy provides that once an investment has been approved it will be allocated to the funds or other pools of capital that have investment strategies suitable for such investment opportunity. If an investment opportunity is suitable for more than one fund or pool of capital, each suitable fund or pool of capital will receive a share of the investment based on its desired hold amount. Determinations as to desired hold amounts are based on such factors as: investment objectives and focus, target investment sizes, available capital, the timing of capital inflows and outflows and anticipated capital commitments and subscriptions, liquidity profile, applicable concentration limits and other investment restrictions, mandatory minimum investment rights and other contractual obligations applicable to participating funds and pools of capital, portfolio diversification, tax efficiencies and potential adverse tax consequences, regulatory restrictions applicable to participating funds and pools of capital, policies and restrictions (including internal policies and procedures) applicable to the participating funds and pools of capital, the avoidance of odd-lots or cases where a pro rata or other defined allocation methodology would result in a de minimis allocation to any participating funds and pools of capital, the potential dilutive effect of a new position, the overall risk profile, targeted leverage levels and targeted return of a portfolio, and the potential return available from a debt investment as compared to an equity investment. The outcome of this determination will result in the allocation of all, some or none of an investment opportunity to the Fund. In addition, subject to applicable law, affiliates of each Adviser may, from time to time, invest in one of the Fund’s portfolio investments and hold a different class of securities than the Fund. To the extent that an affiliate of an Adviser holds a different class of securities than the Fund, its interests might not be aligned with the Fund’s. Notwithstanding the foregoing, the Advisers will act in the best interest of the Fund in accordance with their respective fiduciary duty to the Fund.

•	The Fund will be unable to participate in certain transactions originated by the Adviser or its affiliates unless we receive co-investment exemptive relief from the SEC, and prior to the receipt of such relief, the Fund may only engage in such Co-Investment Opportunities in accordance with existing regulatory guidance. To the extent the Fund is able to make co-investments with the Advisers’ affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. The Fund could be limited in its ability to invest in certain investments in which the Adviser, Sub-Adviser or any of their affiliates are investing or are invested.

•	Furthermore, the Advisers and their affiliates may have existing business relationships or access to material, non-public information that may prevent them from recommending investment opportunities that would otherwise fit within our investment objective. These activities could be viewed as creating a conflict of interest in that the time, effort, and ability of the members of the Advisers and their affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of the Advisers and their affiliates.

•	The Fund will bear all other costs and expenses of its operations, administration and transactions. The Adviser, as the Administrator, will provide, or oversee the performance of, administrative and compliance services for the Fund. From time to time, the Adviser will be required to decide whether costs and expenses are to be borne by the Fund, on the one hand, or the Adviser or the Administrator, on the other, and/or whether certain costs and expenses should be allocated between or among the Fund, on the one hand, and other funds, investment vehicles and accounts managed by the Adviser or its affiliates, on the other hand. The Adviser and Administrator will make all such expense allocation judgments in its fair and reasonable discretion and subject to the oversight of the Board, however, the Adviser and the Administrator will face conflicts of interest in making these determinations.

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•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund receives from the SEC, if any, the Fund and other clients for which an Adviser or its affiliates provides investment management services or carries on investment activities (including, among others, clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) and related regulations) will make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities held by the Fund and such other clients, including in the case of financial distress of the investment entity.

•	The Advisers’ professionals’ time and resources may be diverted due to obligations they have to other clients. The Advisers’ professionals serve or may serve as officers, trustees, or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of the Fund’s stockholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on the Advisers to manage our day-to-day activities and to implement our investment strategy. The Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, the Advisers, their personnel and certain of their affiliates will have conflicts of interest in allocating their time and resources between our activities and other activities in which they are or may become involved, including (in the case of the Adviser) the management of other investment vehicles on the Private Wealth Group platform. Our Advisers and their personnel will devote only as much of its or their time and resources to our business as our Advisers and their personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time and resources.

•	To the extent not restricted by confidentiality requirements or applicable law, the Advisers will, from time to time, apply experience and information gained in providing services to the Fund’s portfolio investments in providing services to competing companies invested in by affiliates’ other clients, which could have adverse consequences for the Fund or its portfolio investments. In addition, in providing services in respect of such portfolio investments and other issuers of portfolio investments, the Advisers or their respective affiliates will, from time to time, come into possession of information that they are prohibited from acting on (including on behalf of the Fund) or disclosing as a result of applicable confidentiality requirements or applicable law, even though such action or disclosure would be in the interests of the Fund.

•	The Fund depends to a significant extent on the Advisers’ access to the investment professionals and deal flow generated by the Advisers’ investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the Advisers source, evaluate, analyze and monitor the Fund’s investments. The Fund’s future success will depend on the continued service of the senior management team and investment professionals of each Adviser.

•	Each Adviser’s relationship with other advisory clients and with the Private Wealth Group platform could create a conflict of interest to the extent the Adviser becomes aware of inside information concerning investments or potential investment targets. The Fund cannot assure its investors, however, that any information-sharing policies, procedures and practices that the Advisers or the Private Wealth Group platform may adopt will be effective. There will be circumstances in which one or more individuals associated with an Adviser will be precluded from providing services to the Fund because of certain confidential information available to those individuals or to other parts of the Private Wealth Group platform.

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•	The 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates including an Adviser-affiliated broker-dealer. The Fund generally is prohibited, for example, from buying or selling any security or other property from or to another client of the Advisers or of [PWCo.]. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio investment (whether at the same or different times to the extent the transaction involves jointness) or transactions in which a broker-dealer affiliated with an Adviser participates as principal with the Fund. If a person acquires more than 25% of the Fund’s voting securities, the Fund will generally be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund will be limited. These investment opportunities will generally be made available to other funds, vehicles and accounts advised by the Advisers that are not subject to similar restrictions under the 1940 Act.

•	Stockholders of the Fund are based in a wide variety of jurisdictions and take a wide variety of forms. Accordingly, they could have conflicting regulatory, legal, investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual stockholders relate to or arise from, among other things, the nature of investments made by the Fund, the selection, structuring, acquisition and management of investments, the timing of disposition of investments, internal investment policies of the stockholders and their target risk/return profiles. As a consequence, conflicts of interest could arise in connection with decisions made by one or both Advisers, including with respect to the nature or structuring of investments, which could be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations. In addition, the Fund could make investments that have a negative impact on related investments made by the Fund in separate transactions. In selecting and structuring investments appropriate for the Fund, the Advisers will consider the investment and tax objectives of the Fund and its stockholders as a whole, not the investment, tax or other objectives of any stockholder individually.

Each of the Advisers and the other investment advisers and/or investment managers affiliated with [PWCo.] will deal with conflicts of interest using its best judgment, but in its sole discretion. When conflicts arise between the Fund and another affiliated fund, each Adviser will represent the interests of the Fund and the other participating affiliated adviser will represent the interests of the affiliated fund it sponsors, manages or advises. In resolving conflicts, each Adviser and the other affiliated advisers will consider various factors, including applicable restrictions under the 1940 Act, the interests of the funds and accounts they advise in the context of both the immediate issue at hand and the longer term course of dealing among the Fund and the other affiliated fund. As with all conflicts involving the Fund, the Advisers’ determinations as to which factors are relevant and the resolution of such conflicts will be made in each Adviser’s sole discretion except as required by the 1940 Act or by the governing documents of the Fund. Although each Adviser has established procedures and policies addressing conflicts of interest, there can be no assurance that the Advisers will be able to resolve all conflicts in a manner that is favorable to the Fund.

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Proxy Voting Policy and Proxy Voting Record

The Board has delegated the day-to-day responsibility to the Sub-Adviser to vote the Fund’s proxies. The Sub-Adviser will vote proxies according to the proxy voting policies and procedures currently in effect as of the date of this Statement of Additional Information, a copy of which appears below. These guidelines are reviewed periodically by the Sub-Adviser as well as the Board, and, accordingly, are subject to change.

Proxy Policies

The Fund has delegated its proxy voting responsibility to its Sub-Adviser. The proxy voting policies and procedures of the Sub-Adviser are set forth below. The guidelines are reviewed periodically by the Sub-Adviser and the non-interested directors of the Fund, and, accordingly, are subject to change.

Policy

In accordance with Rule 206(4)-6 under the Advisers Act, it is the policy of the Sub-Adviser to vote all proxies in respect of securities in client accounts (“Client Securities”) over which the Sub-Adviser has voting discretion in a manner consistent with best interests of the Sub-Adviser’s clients. Given the Sub-Adviser’s business of investing in private real estate funds (limited partnerships), proxy voting is often not applicable.

Responsibility

The chief compliance officer of the Sub-Adviser is responsible for ensuring adherence to the Sub-Adviser’s proxy voting policies and procedures.

Procedures

The Sub-Adviser generally will monitor proposed corporate actions and proxy issues regarding Client Securities, and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies, (ii) abstain, or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Sub-Adviser will determine how to vote proxies based on its reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management and maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. However, the Sub-Adviser will consider both sides of each proxy issue.

Conflicts of Interest

Conflicts of interest between the Sub-Adviser or a principal of the Sub-Adviser and the Sub-Adviser’s clients in respect of a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of Client Securities.

If the chief compliance officer of the Sub-Adviser determines that a material conflict of interest exists, the following procedures shall be followed:

•	the Sub-Adviser may abstain from voting; or

•	the Sub-Adviser may follow the recommendations of an independent proxy voting service in voting the proxies.

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You may obtain information, without charge, regarding how [ ] voted proxies with respect to its clients’ investments by making a written request for proxy voting information to: Chief Compliance Officer, [ ], [ ].

Proxy Voting Records

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period will be available without charge by calling the Fund toll-free at ([ ]) [ ]-[ ] or on the SEC’s website at http://www.sec.gov.

Code of Ethics

The Fund and each Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The [Sub-Adviser] has responsibility for decisions to buy and sell securities and other instruments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. Although the [Sub-Adviser] will be primarily responsible for the placement of the Fund’s portfolio business, the policies and practices in this regard are subject to review by the Board.

The [Sub-Adviser] does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the [Sub-Adviser] will generally seek reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the [Sub-Adviser] may select a broker based partly upon brokerage or research services provided to them and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other brokers would charge if the [Sub-Adviser] determines in good faith that such commission is reasonable in relation to the services provided.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

[To be filed by amendment.]

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. Immediately prior to any offering of the Fund’s Common Stock, because [the Adviser] provided the initial capitalization of the Fund, [the Adviser] will own 100% of the outstanding Common Stock of the Fund, and thus would be considered a control person of the Fund. Furthermore, [ ], as a result of its control of [the Adviser], may be deemed to beneficially own the Common Stock held by [the Adviser] and deemed a control person of the Fund. For so long as [the Adviser] has a greater than 25% interest in the Fund, [the Adviser] will be deemed a “control person” of the Fund for purposes of the 1940 Act. However, it is anticipated that once the Fund commences the offering of Common Stock, [the Adviser]’s control will be diluted until such time as it is no longer deemed a control person of the Fund. Information regarding the ownership of [the Adviser] is set forth in its Form ADV, as filed with the SEC (SEC File No. [ ]), which is incorporated herein by reference.

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The address of [the Adviser] and all beneficial owners of [the Adviser] is 6710 E. Camelback Rd, Suite 100, Scottsdale, AZ 85251. As of the date of this Registratoin Statement, no officers or directors of the Fund may be deemed to currently directly or beneficially own any Shares of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Fund performs an annual audit of the Fund’s financial statements. The Board has selected [ ] as the independent registered public accounting firm for the Fund. [ ]’s principal business address is located at [ ].

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund will be [ ], located at [ ]. [ ] performs custodial, fund accounting and portfolio accounting services. [ ], located at [ ], serves as the Fund’s transfer agent and dividend paying agent with respect to the Common Stock.

ADDITIONAL INFORMATION

The Fund’s prospectus and this Statement of Additional Information do not contain all of the information set forth in the Fund’s registration statement on Form N-2 (the “Registration Statement”), including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Stock offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

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FINANCIAL STATEMENTS

[To be filed by amendment.]

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APPENDIX A

DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS

Moody’s Investors Service Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

1. Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note:	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1.	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2.	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3.	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG.	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1.	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2.	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3.	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG.	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2. Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding 13 months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

NOTE:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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Standard & Poor’s

A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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BB, B, CCC, CC and C:	Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C:	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D:	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.:	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

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A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1,’ ‘B-2,’ and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1:	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2:	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3:	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.

C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

Financial Statements

Part A: Not applicable, as Registrant has not yet commenced operations.

Part B: [To be filed by amendment.]

Exhibits

(a)(1)	Certificate of Trust of the Registrant*
(a)(2)	Form of Declaration and Agreement of Trust*
(b)	Form of Amended and Restated Bylaws*
(c)	Not applicable.
(d)	Registrant’s Agreement and Declaration of Trust is incorporated herein by reference
(e)	Form of Distribution Reinvestment Plan*
(f)	Not applicable.
(g)(1)	Form of Investment Advisory Agreement between the Registrant and the Adviser*
(g)(2)	Form of Sub-Advisory Agreement between the Adviser and the Sub-Adviser*
(h)	Form of Distribution Agreement between the Registrant and PW Distributors LLC*
(i)	Not applicable.
(j)	Form of Custody Agreement*
(k)(1)	Form of Transfer Agency Agreement*
(k)(2)	Form of Administration Agreement between the Registrant and PW Advisors LLC*
(k)(3)	[Operating Expense Limitation Agreement*]
(k)(4)	[Organizational and Offering Expense Limitation Agreement*]
(l)	Opinion and Consent of [ ]*
(m)	Not applicable.
(n)(1)	Consent of Independent Registered Public Accounting Firm*
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)(1)	Form of Code of Ethics of the Registrant*
(r)(2)	Form of Code of Ethics of the Adviser*
(r)(3)	Form of Code of Ethics of the Distributor*
(s)	Not applicable.

*       To be filed by amendment.

Item 26. Marketing Arrangements

To be provided by amendment.

Item 27. Other Expenses of Issuance and Distribution

The following table shows the fees and expenses, other than underwriting discount, to be paid by us in connection with the sale and distribution of the securities being registered hereby. All amounts are estimates.

Printing and engraving expenses	$	[*]
Accounting fees and expenses	$	[*]
Legal fees and expenses	$	[*]
Total	$	[*]

* To be furnished by amendment.

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The amounts set forth above are estimates. All of the expenses set forth above will be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

The following table shows the number of holders of securities of the Registrant as of January [ ], 2023.

Title of Class	Number of Record Holders
Class I Shares	1

Item 30. Indemnification

[Reference is made to [ ] of the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”). The Registrant hereby undertakes that it will comply the indemnification provisions of the Declaration of Trust in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.]

Item 31. Business and Other Connections of Investment Adviser

[Information as to the directors and officers of the Registrant’s investment adviser, PW Advisors, LLC (the “Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the SEC (File No. [ ]), and is incorporated herein by reference.

Information as to the directors and officers of the Registrant’s investment sub-adviser, [ ] (the “Sub-Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Sub-Adviser, and each director, executive officer, managing member or partner of the Sub-Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the SEC (File No. [ ]), and is incorporated herein by reference.]

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained at the office of the Registrant at 6710 E. Camelback Rd, Suite 100, Scottsdale, AZ 85251.

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Item 33. Management Services

Not Applicable.

Item 34. Undertakings

1. Not Applicable.

2. Not applicable.

3. The Registrant undertakes:

a. To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

i. to include any prospectus required by Section 10(a)(3) of the Securities Act;

ii. to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement ; and

iii. to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b. that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d. that, for the purpose of determining liability under the Securities Act to any purchaser:

i. Not applicable;

ii. if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

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e. that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i. any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

ii. free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

iii. the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iv. any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.

5. Not applicable.

6. Not applicable.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona on the 17th day of January, 2023.

PW Multi-Strategy Income Fund

By:	/s/ Greg Stark
	Name:	Greg Stark
	Title:	Chief Executive Officer, Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacity and on the date indicated.

Signature	Title	Date
/s/ Greg Stark	Chief Executive Officer, Trustee (Principal Executive Officer)	January 17, 2023
Greg Stark

/s/ Jeff Holland	Chief Financial Officer, Treasurer (Principal Financial and Accounting Officer)	January 17, 2023
Jeff Holland

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